                                                Securities Act File No. 33-13283
                                        Investment Company Act File No. 811-5105

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /

                     Pre-Effective Amendment No. ______           /   /

                      Post-Effective Amendment No. 34             / X /

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 36

                          THE PARKSTONE GROUP OF FUNDS
               (Exact Name of Registrant as Specified in Charter)

                3435 STELZER ROAD
                 COLUMBUS, OHIO                             43219
                (Address of Principal Executive Offices)    (Zip Code)

       Registrant's Telephone Number, Including Area Code: (800) 451-8377

                            ROBERT C. ROSSELOT, ESQ.
                             MELANIE MAYO WEST, ESQ.
                         HOWARD & HOWARD ATTORNEYS, P.C.
                      1400 North Woodward Avenue, Suite 101
                      Bloomfield Hills, Michigan 48304-2856
                     (Name and Address of Agent for Service)

  Approximate Date of Proposed Public Offering: Immediately, upon effectiveness

It is proposed that this filing will become effective:

         / X /        immediately upon filing pursuant to paragraph (b).
         /   /        on (date) pursuant to paragraph (b).
         /   /        60 days after filing pursuant to paragraph (a)(1).
         /   /        on (date) pursuant to paragraph (a)(1) of Rule 485.
         /   /        75 days after filing pursuant to paragraph (a)(2).
         /   /        on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         /   /        this post-effective amendment designates a new effective
                      date for a previously filed post-effective amendment.

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On August 28, 1996, Registrant filed its Rule 24f-2 Notice with respect to its fiscal year ended June 30, 1996.

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                              INSTITUTIONAL SHARES
                     PARKSTONE CONSERVATIVE ALLOCATION FUND
                       PARKSTONE BALANCED ALLOCATION FUND
                      PARKSTONE AGGRESSIVE ALLOCATION FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET

PART A.  INFORMATION REQUIRED IN A PROSPECTUS

ITEM NO.                                                               RULE 404(A) CROSS REFERENCE
--------------------------------------------------------------------------------------------------
1.       Cover Page ..........................................    Cover Page

2.       Synopsis.............................................    Prospectus Summary; Fee Tables

3.       Condensed Financial Information......................    Financial Highlights; Performance Information

4.       General Description of Registrant....................    Cover Page; Investment Objectives and
                                                                  Policies; Investment Restrictions; Risk Factors
                                                                  and Investment Techniques; General
                                                                  Information - Organization of the Group

5.       Management of the Fund...............................    Management of the Funds; Fee Tables

5A.      Management's Discussion of Fund
         Performance..........................................    Not Applicable

6.       Capital Stock and Other Securities...................    Dividends and Taxes; General Information -
                                                                  Organization of the Group; General
                                                                  Information - Multiple Classes of Shares;
                                                                  General Information - Miscellaneous

7.       Purchase of Securities Being Offered.................    How to Buy Institutional Shares; Exchange
                                                                  Privilege; How Shares are Valued

8.       Redemption or Repurchase.............................    How to Redeem Your Institutional Shares

9.       Pending Legal Proceedings............................    Inapplicable





PROSPECTUS--Institutional Shares

--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------



                     PARKSTONE CONSERVATIVE ALLOCATION FUND
                       PARKSTONE BALANCED ALLOCATION FUND
                      PARKSTONE AGGRESSIVE ALLOCATION FUND





                       Prospectus dated December 30, 1996


                         PARKSTONE MUTUAL FUNDS LOGO

                         ---------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS

INSTITUTIONAL SHARES                          PROSPECTUS DATED DECEMBER 30, 1996


Parkstone Conservative Allocation Fund
Parkstone Balanced Allocation Fund
Parkstone Aggressive Allocation Fund
                                                  For more information call:
                                                  (800) 451-8377
                                                  or write to:
                                                  3435 Stelzer Road
                                                  Columbus, Ohio 43219

                                                  THESE SECURITIES HAVE NOT
                                                  BEEN APPROVED OR
                                                  DISAPPROVED BY THE
                                                  SECURITIES AND EXCHANGE
                                                  COMMISSION OR ANY STATE
                                                  SECURITIES COMMISSION NOR
                                                  HAS THE COMMISSION OR ANY
                                                  STATE SECURITIES COMMISSION
                                                  PASSED UPON THE ACCURACY
                                                  OR ADEQUACY OF THIS
                                                  PROSPECTUS. ANY
                                                  REPRESENTATION TO THE
                                                  CONTRARY IS A CRIMINAL
                                                  OFFENSE





The funds listed above are three of the eighteen currently-offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Institutional Shares. This Prospectus explains concisely what you should know before investing in the Institutional Shares of the Funds listed above. Please read it carefully and keep it for future reference. Institutional Shares are currently offered only to accounts that have a fiduciary or agency relationship with a financial institution. You can find more detailed information about the Funds in the December 30, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference. THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.




                                             PROSPECTUS--Institutional Shares

TABLE OF CONTENTS

Prospectus Summary...........................................................     4
Fee Tables...................................................................     5
Financial Highlights.........................................................     6
Investment Objectives and Policies...........................................     7
Risk Factors and Investment Techniques.......................................     9
Investment Restrictions......................................................    17
Management of the Funds......................................................    18
How to Buy Institutional Shares..............................................    21
Exchange Privilege...........................................................    22
How to Redeem Your Institutional Shares......................................    23
How Shares Are Valued........................................................    23
Dividends and Taxes..........................................................    24
Performance Information......................................................    25
Fundata(R)...................................................................    26
General Information..........................................................    26

PROSPECTUS--Institutional Shares        2

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Institutional Shares of the following Funds:
      Parkstone Conservative Allocation Fund (the "Conservative Allocation
        Fund")
      Parkstone Balanced Allocation Fund (the "Balanced Allocation Fund")
        (formerly, Parkstone Balanced Fund)
      Parkstone Aggressive Allocation Fund (the "Aggressive Allocation Fund")

For convenience of reference, the above Funds are sometimes referred to as the "LifeWorks Funds."

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. The Conservative Allocation Fund and the Aggressive Allocation Fund only offer Institutional Shares, while the Balanced Allocation Fund offers Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. This Prospectus describes Institutional Shares of each of the LifeWorks Funds. Interested persons who wish to obtain a copy of the Prospectus of the other classes of shares of the Group's Funds or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the LifeWorks Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the LifeWorks Funds for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

                                        3     PROSPECTUS--Institutional Shares

PROSPECTUS SUMMARY

Shares Offered
This Prospectus relates to Institutional Shares of the Balanced Allocation Fund, the Conservative Allocation Fund and the Aggressive Allocation Fund.
These Funds represent three separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares

The public offering price of Institutional Shares of each Fund is equal to the net asset value per share. There are no initial or contingent deferred sales charges on Institutional Shares. Shares may be purchased through procedures established by the Group's distributor, BISYS Fund Services, L.P. ("BISYS" or the "Distributor"). Institutional Shares of one Fund of the Group may be exchanged for Institutional Shares of another Fund of the Group at net asset value, provided certain conditions are met. Shareholders may redeem their shares by contacting their trust administrator or financial consultant responsible for the account. See "HOW TO BUY INSTITUTIONAL SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INSTITUTIONAL SHARES" and "HOW SHARES ARE VALUED."

Minimum Purchase

For financial institutions, there is a $100,000 minimum initial purchase (based on the public offering price) per Fund with no minimum subsequent investment. Such minimum initial investment may be waived for certain purchasers. There is no minimum requirement for individual shareholders on whose behalf the financial institutions are purchasing Institutional Shares.

Investment Objectives
The Conservative Allocation Fund seeks current income and conservation of capital, with a secondary objective of long-term capital growth. The Balanced Allocation Fund seeks current income, long-term capital growth and conservation of capital. The Aggressive Allocation Fund seeks capital appreciation and income growth.
Investment Policies
Each Fund will invest in various types or classes of securities, including all types of common stocks, fixed-income securities and securities convertible into common stocks and cash or cash equivalents. The emphasis of investment in each type of security varies among the LifeWorks Funds as described in this Prospectus.
Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds

First of America serves as investment adviser, and, with respect to a portion of the Funds, Gulfstream serves as subadviser. First of America also serves as sub-administrator. BISYS, a partnership owned by The BISYS Group, Inc., serves as distributor and administrator. BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent") serves as transfer agent, dividend paying agent and fund accountant. Union Bank of California, N.A. ("Union Bank" or the "Custodian"), formerly known as The Bank of California, N.A., serves as custodian.

Dividends and Taxes

Dividends from net income are declared and paid monthly. Net realized capital gains are distributed at least annually. Each of the Funds is treated as a separate entity for federal income tax purposes and

PROSPECTUS--Institutional Shares        4
intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

FEE TABLES (INSTITUTIONAL SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price).................    None
Sales Charge on Reinvested Distributions.....................................    None
Deferred Sales Charge on Redemptions.........................................    None
Redemption Fees..............................................................    None
Exchange Fees................................................................    None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*

                                                   MANAGEMENT    12B-1     OTHER      OPERATING
                                                      FEES       FEES     EXPENSES    EXPENSES
                                                   ----------    ----     -------      -------
Conservative Allocation Fund....................      0.70%      0.00%      0.35%        1.05%(1)
Balanced Allocation Fund........................      0.75%      0.00%      0.41%        1.16%(1)
Aggressive Allocation Fund......................      0.85%      0.00%      0.39%        1.24%(1)

------------
* after expense reductions

(1) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.

Management Fees and Total Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and 1.41%, respectively. The annual percentages of Management Fees and Total Expenses for the Conservative Allocation Fund and Aggressive Allocation Fund are based on expected fees and expenses and expected voluntary reductions. Absent the expected voluntary reduction of advisory fees, Management Fees and Total Expenses for the Conservative Allocation Fund would be 1.00% and 1.35%, respectively. For the Aggressive Allocation Fund, they would be 1.00% and 1.39%, respectively. (See "MANAGEMENT OF THE FUNDS -- Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor").
EXPENSE EXAMPLES
You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Institutional Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                           1         3         5        10
                                                          YEAR     YEARS     YEARS     YEARS
                                                          ---      ----      ----      ----
Conservative Allocation Fund*..........................   $ 11      $33        --         --
Balanced Allocation Fund...............................   $ 12      $37       $64      $ 141
Aggressive Allocation Fund*............................   $ 13      $39        --         --

------------
* Because the Conservative Allocation Fund and the Aggressive Allocation Fund are new Funds, expense example information is provided only for 1-year and 3-year periods.
The information set forth in the foregoing Fee Tables and expense examples relates only to Institutional Shares of the Funds.
The purpose of the above tables is to assist a potential purchaser of Institutional Shares of any of the LifeWorks Funds in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by a financial institution, including First of America or any of its affiliates, to its customer accounts which may invest in Institutional Shares of the Funds. See "MANAGEMENT OF THE FUNDS" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of each of the Funds. The expense information for Institutional Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A

                                        5       PROSPECTUS--Institutional Shares

REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
The table on the following page sets forth certain information concerning the investment results of the Institutional Shares of the Balanced Allocation Fund since its inception. Further financial information regarding the Balanced Allocation Fund is included in the Statement of Additional Information and the Group's June 30, 1996 Annual Report to Shareholders which may be obtained free of charge.
The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.
On March 31, 1993, the shareholders of all of the then-existing Funds of the Group, including the Balanced Allocation Fund, approved the reclassification of such Funds' outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.

BALANCED ALLOCATION FUND -- INSTITUTIONAL SHARES

                                                                         YEAR ENDED JUNE 30,
                                                          --------------------------------------------------
                                                                         INSTITUTIONAL SHARES                     JAN. 31, 1992
                                                          --------------------------------------------------            TO
                                                            1996        1995(f)         1994        1993(b)      JUNE 30, 1992(a)
                                                          --------      --------      --------      --------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................      $12.19        $10.67        $11.08         $9.68           $10.00
                                                             -----         -----         -----         -----        ---------
Income from Investment Activities
   Net Investment Income (Loss).......................        0.36          0.31          0.27          0.28             0.14
                                                             -----         -----         -----         -----        ---------
   Net Realized and Unrealized Gains (Losses) on
     Investments......................................        1.74          1.68         (0.41)         1.41            (0.34)
                                                             -----         -----         -----         -----        ---------
       Total from Investment Activities...............        2.10          1.99         (0.14)         1.69            (0.20)
                                                             -----         -----         -----         -----        ---------
Distributions
   Net Investment Income..............................       (0.35)        (0.31)        (0.27)        (0.29)           (0.12)
   Net Realized Gains.................................       (0.57)        (0.03)
   In Excess of Net Realized Gains....................                     (0.13)
                                                             -----         -----         -----         -----        ---------
       Total Distributions............................       (0.92)        (0.47)        (0.27)        (0.29)           (0.12)
                                                             -----         -----         -----         -----        ---------
NET ASSET VALUE, END OF PERIOD........................      $13.37        $12.19        $10.67        $11.08            $9.68
                                                             -----         -----         -----         -----        ---------
                                                             -----         -----         -----         -----        ---------
Total Return (excluding sales and redemption
 charges).............................................       17.81%        19.22%        (1.44)%       17.66%           (2.06)%(e)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)....................    $113,493       $89,294       $71,427       $42,318          $38,136
   Ratio of Expenses to Average Net Assets............        1.16%         1.25%         1.09%         1.15%            1.19%(c)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets.......................................        2.62%         2.75%         2.49%         2.70%            3.46%(c)
   Ratio of Expenses to Average Net Assets*...........        1.41%         1.52%         1.39%         1.46%            1.50%(c)
   Ratio of Net Investment Income (Loss) to Average
     Net Assets*......................................        2.37%         2.47%         2.18%         2.40%            3.13%(c)
   Portfolio Turnover Rate(d).........................      437.90%       250.66%       192.39%       177.99%           47.58%
   Average Commission Rate Paid(g)....................     $0.0848

------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e) Not annualized.
(f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the portion of the Balanced Allocation Fund invested in foreign securities. Prior to that date the Balanced Allocation Fund had no subadviser.
(g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

PROSPECTUS--Institutional Shares        6

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objective of each of the Funds is set forth below under the headings describing the Funds. The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objectives of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.
LIFEWORKS FUNDS

THE CONSERVATIVE ALLOCATION FUND, THE BALANCED ALLOCATION FUND AND THE AGGRESSIVE ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE CONSERVATIVE ALLOCATION FUND IS TO SEEK CURRENT INCOME AND CONSERVATION OF CAPITAL, WITH A SECONDARY OBJECTIVE OF LONG-TERM CAPITAL GROWTH. THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE AGGRESSIVE ALLOCATION FUND IS TO SEEK CAPITAL APPRECIATION AND INCOME GROWTH.

The LifeWorks Funds may invest in any type or class of security. Under normal market conditions the LifeWorks Funds will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Conservative Allocation Fund anticipates investing between 25% and 35% of its total assets in common stocks and securities convertible into common stocks, between 35% and 75% of its total assets in fixed-income securities and up to 45% of its total assets in cash and cash equivalents. No more than 15% of the Conservative Allocation Fund's investments will be in foreign securities. The Balanced Allocation Fund intends to invest 45% to 65% of its total assets in common stocks and securities convertible into common stocks, 25% to 55% of its total assets in fixed-income securities and up to 30% of its total assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be in foreign securities. The Aggressive Allocation Fund expects to invest between 50% and 90% of its total assets in common stocks and securities convertible into common stocks, between 15% and 40% of its total assets in fixed-income securities and up to 25% of its total assets in cash and cash equivalents. The Aggressive Allocation Fund may invest up to 25% in foreign securities.

For each of the Conservative Allocation Fund and Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Aggressive Allocation Fund will primarily invest in common stocks for capital appreciation and growth. Each of the LifeWorks Funds will invest in the common and preferred stocks of companies with capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The LifeWorks Funds intend to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

The LifeWorks Funds' fixed-income securities consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or

                                        7       PROSPECTUS--Institutional Shares
guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of each of the LifeWorks Funds assets may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the LifeWorks Funds invest may have warrants or options attached. The LifeWorks Funds may also invest in repurchase agreements.

The LifeWorks Funds expect to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations" below.

The LifeWorks Funds also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The LifeWorks Funds will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating groups assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities" herein.

The LifeWorks Funds may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The LifeWorks Funds may also invest in securities of other investment companies.

The LifeWorks Funds may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The LifeWorks Funds' investments in foreign securities may be made either directly or through the purchase of ADRs and the LifeWorks Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The LifeWorks Funds reserve the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that any of the LifeWorks Funds are so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in any of the LifeWorks Funds entails certain risks. As Funds investing in common stocks, the LifeWorks Funds are subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the LifeWorks Funds also invest in bonds, investors in the Funds are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest

PROSPECTUS--Institutional Shares        8
rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the LifeWorks Funds, with their balance of common stock and bond investments, are expected to entail less investment risk (and a potentially smaller investment return) than mutual funds investing exclusively in common stocks.

--------------------------------------------------------------------------------
THE CONSERVATIVE ALLOCATION FUND, THE BALANCED ALLOCATION FUND AND
THE AGGRESSIVE ALLOCATION FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities        -Foreign Securities                 -Foreign Currency Transactions
-Futures Contracts         -Government Obligations             -Lending Portfolio Securities
-Medium-Grade              -Mortgage-Related Securities        -Other Mutual Funds
  Securities
-Portfolio Turnover        -Put and Call Options               -Repurchase Agreements
-Restricted Securities     -Reverse Repurchase Agreements      -When-Issued and
                           and Dollar Roll Agreements          Delayed-Delivery Transactions

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase agreements with First of America Bank-Michigan, N.A. ("FOA-Michigan," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA-Michigan's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America and Gulfstream in the management of each of the Funds involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES
Each of the LifeWorks Funds may invest a portion of its total assets in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have

                                        9       PROSPECTUS--Institutional Shares
less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.
U.S. dollar-denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. Each of the LifeWorks Funds may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.
Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Subject to its applicable investment policies, each of the LifeWorks Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

PROSPECTUS--Institutional Shares       10

FOREIGN CURRENCY TRANSACTIONS
Each of the LifeWorks Funds may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The LifeWorks Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency. Alternatively, when the Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If any of the LifeWorks Funds retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

                                       11       PROSPECTUS--Institutional Shares

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS
The LifeWorks Funds may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.
A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS
Each of the LifeWorks Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The types of U.S. government obligations in which each of the LifeWorks Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.
Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase

PROSPECTUS--Institutional Shares       12
the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The LifeWorks Funds will invest in the obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.
MEDIUM-GRADE SECURITIES
Each of the LifeWorks Funds may invest in fixed-income securities rated within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities. Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES
Each of the LifeWorks Funds may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the LifeWorks Funds may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining

                                       13       PROSPECTUS--Institutional Shares
interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government. Mortgage-related securities in which the LifeWorks Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.
OTHER MUTUAL FUNDS
Each of the LifeWorks Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Money Market Funds), provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS -- Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION -- Transfer Agency and Fund Accounting Services") will charge their fees to the LifeWorks Funds, rather than the Money Market Funds. Each Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or Money Market Funds of the Group are contained in the Statement of Additional Information.
PUT AND CALL OPTIONS
Each of the LifeWorks Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to

PROSPECTUS--Institutional Shares       14
its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each of the LifeWorks Funds may also engage in writing call options from time to time as First of America or Gulfstream deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 20% of its net assets.

Each of the LifeWorks Funds, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

REPURCHASE AGREEMENTS
Securities held by each of the LifeWorks Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or Gulfstream, as the case may be, deem creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

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RESTRICTED SECURITIES
Securities in which each of the LifeWorks Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the LifeWorks Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven
(7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.
REVERSE REPURCHASE AGREEMENTS
Each of the LifeWorks Funds may borrow money by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments-Reverse Repurchase Agreements" in the Statement of Additional Information.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS
Each of the LifeWorks Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid

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securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.
No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The LifeWorks Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage although such transactions represent a form of leveraging.
LENDING PORTFOLIO SECURITIES
In order to generate additional income, each of the LifeWorks Funds may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or by Gulfstream, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The LifeWorks Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.
PORTFOLIO TURNOVER
The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. For portfolio turnover rates for the Balanced Allocation Fund, see "FINANCIAL HIGHLIGHTS" above. During their initial year of operation, the Conservative Allocation Fund and the Aggressive Allocation Fund do not anticipate that their turnover rates will exceed 600% and 500%, respectively.
The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS
Each of the LifeWorks Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

None of the LifeWorks Funds will:
1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more

                                       17       PROSPECTUS--Institutional Shares
   than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.
3. (a) Borrow money (not including reverse repurchase agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings or reverse repurchase agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase agreements; and (c) issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder.
4. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.
Each LifeWorks Fund will not:
1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.
In addition to the above investment restrictions, the LifeWorks Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.
MANAGEMENT OF THE FUNDS

TRUSTEES

Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of all of the Group's Funds. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

The Trustees of the Group are George R. Landreth* (Chairman), Robert M. Beam, Lawrence D. Bryan and Adrian Charles Edwards. The addresses, and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. The Trustee designated with an asterisk (*) is considered to be an "interested person" of the Group as defined in the 1940 Act.

PROSPECTUS--Institutional Shares       18

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, The BISYS Group, Inc. or BISYS Ohio receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator. BISYS Ohio, an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services. Mr. Landreth is an employee of BISYS.

INVESTMENT ADVISER AND SUBADVISER

First of America was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly-owned subsidiary of FOA-Michigan, which is a wholly-owned subsidiary of First of America Bank Corporation ("FABC"). FABC currently has over $22 billion in assets and provides financial services to over 300 communities in Michigan, Indiana, Illinois and Florida. As of June 30, 1996, First of America managed over $13 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America acts as subadviser to the Trust Division of FABC with respect to $5.7 billion in discretionary assets, providing equity, fixed income, balanced and money management services.
Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or through Gulfstream, furnishes a continuous investment program for each of the LifeWorks Funds and makes investment decisions on behalf of each Fund.

First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the LifeWorks Funds. Mr. Stamper has been with First of America since 1988.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from each of the LifeWorks Funds, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by First of America to manage the investment and reinvestment of those assets of the LifeWorks Funds which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the applicable portion of the LifeWorks Funds, reviewing investment performance policies and guidelines and maintaining certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the average daily net assets of each of the LifeWorks Funds which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and

                                       19       PROSPECTUS--Institutional Shares

$400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996 exercised options to increase its interest in Gulfstream from 49% to 72%. As of June 30, 1996, Gulfstream had over $596 million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average 20 years of investment experience and 9 years of international investment experience.

Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP--Investment Adviser" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR
BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each of the LifeWorks Funds, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the LifeWorks Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the LifeWorks Funds in the distribution of each of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group.
EXPENSES
First of America, Gulfstream and BISYS each bear all expenses in connection with the performance of its services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each of the LifeWorks Funds will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums,

PROSPECTUS--Institutional Shares       20
costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Institutional Shares and the other classes of shares of the LifeWorks Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may, in the case of Investor A Shares, Investor B Shares, and Investor C Shares, bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.
The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including Institutional Shares, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES
BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Ohio also provides certain accounting services for each of the LifeWorks Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information. While BISYS Ohio is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP--Glass-Steagall Act") for further discussion.

HOW TO BUY INSTITUTIONAL SHARES
Institutional Shares may be purchased through procedures established by the Distributor in connection with the requirements of customer accounts maintained by or on behalf of certain financial institutions acting as fiduciary or agent for their customers ("Customer Accounts"). These procedures may include instructions under which a Customer Account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the financial institution and the customer are invested by the Distributor in Institutional Shares of the Money Market Funds, depending upon the type of Customer Account and/or the instructions of the customer.

Institutional Shares of the Group sold to financial institutions acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the financial institution. With respect to Institutional Shares of the Group so sold, it is the responsibility of the particular financial institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for

                                       21       PROSPECTUS--Institutional Shares
purchase on a timely basis. Beneficial ownership of Institutional Shares of the Group will be recorded by the financial institution and reflected in the account statements provided by the financial institution to customers. A financial institution may exercise voting authority for those Institutional Shares for which it is granted authority by the customer.

Institutional Shares of each of the LifeWorks Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Institutional Shares. Purchases of Institutional Shares of a Fund will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Institutional Shares of the LifeWorks Funds are eligible to earn dividends on the first Business Day following the execution of the purchase. All Institutional Shares continue to be eligible to earn dividends through the day before their redemption.

An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price determined upon receipt of the purchase instrument. However, proceeds from redeemed shares purchased by check will not be sent until the method of payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares.

There is no sales charge imposed by the Group in connection with the purchase of Institutional Shares of the LifeWorks Funds. Depending upon the terms of a particular Customer Account, a financial institution may charge a Customer Account fees for automatic investment and other cash management services provided in connection with investment in the Group. Information concerning these services and any charges may be obtained from the financial institutions. This Prospectus should be read in conjunction with any such information received from the financial institution.
The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.
Confirmations of purchases and redemption of Institutional Shares of the Group by financial institutions on behalf of their customers may be obtained from the financial institutions. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the LifeWorks Funds will not be issued.
EXCHANGE PRIVILEGE

The exchange privilege enables shareholders of Institutional Shares to acquire Institutional Shares that are offered by another Fund of the Group with a different investment objective. Except in the case of holders of Investor C Shares wishing to exchange their shares for Investor A Shares of the Money Market Funds, holders of shares of one class may not exchange their shares for shares of another class. For example, holders of a Fund's Investor B Shares may not exchange their shares for Institutional Shares, and holders of Institutional Shares may not exchange their shares for Investor B Shares.

Holders of Institutional Shares of any of the Group's Funds may exchange those Institutional Shares at net asset value without any sales charge for Institutional Shares offered by any of the Group's other Funds, provided that the shareholder making the exchange is eligible on the date of the exchange to purchase Institutional Shares and the exchange is made in states where it is legally authorized.
A financial institution should notify the Group of its desire to make an exchange on behalf of a customer, and the Distributor will furnish the shareholder with a current Prospectus of the Group and the appropriate authorization form. Shareholders wishing to exercise their exchange privilege should contact their trust

PROSPECTUS--Institutional Shares       22
administrator or financial consultant responsible for the account. An exchange is considered to be a sale of Institutional Shares on which a shareholder may realize a capital gain or loss for federal income tax purposes.

HOW TO REDEEM YOUR INSTITUTIONAL SHARES

Shareholders may redeem their Institutional Shares without charge on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Shareholders may request redemptions by contacting their trust administrator or other financial consultant responsible for the Customer Account.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES
All or part of a customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his or her Customer Account with a financial institution. For example, if a customer has agreed with a bank to maintain a minimum balance in his or her account with the bank, and the balance in that account falls below that minimum, the customer may be obliged to redeem, or the bank may redeem for and on behalf of the customer, all or part of the customer's Institutional Shares of a Fund of the Group to the extent necessary to maintain the required minimum balance.

Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. Payment to shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from financial institutions for next day payments upon redemption of Institutional Shares will be honored if the request for redemption is received by the Transfer Agent before 4:00 p.m., (Eastern Time), on a Business Day or, if received after 4:00 p.m., (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Shareholders should contact their trust administrator or other financial consultant responsible for the account to determine the financial institution's requirements for effectuating redemptions.
See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Institutional Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED
The net asset value of Institutional Shares of the LifeWorks Funds is determined and priced as of the close of trading on the New York Stock Exchange ("NYSE") on each Business Day (generally 4:00 p.m. Eastern Time). A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.
Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further

                                       23       PROSPECTUS--Institutional Shares
information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL
Net income for each of the LifeWorks Funds is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Each of the LifeWorks Funds is treated as a separate entity for federal income tax purposes. Each of the LifeWorks Funds intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of its shareholders and each intends to distribute all of its net income and capital gains so that it is not required to pay federal income taxes on amounts so distributed to shareholders.

To avoid federal income tax, the Code requires each of the LifeWorks Funds to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a non-deductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year.
A shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A shareholder will not be able to take the dividends-received deduction unless that shareholder holds the shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.
Taxes may be imposed on the LifeWorks Funds by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The LifeWorks Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.

PROSPECTUS--Institutional Shares       24

Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

PERFORMANCE INFORMATION
From time to time performance information for the LifeWorks Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in any of the LifeWorks Funds will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Currently, only the Balanced Allocation Fund of the LifeWorks Funds is offered with multiple classes of shares. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each LifeWorks Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the LifeWorks Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Institutional Shares and the other classes of the LifeWorks Funds, if any. Because of differences in the fees and/or expenses borne by different classes of shares of the LifeWorks Funds, if any, the net yield and total return on Institutional Shares may be different from that for another class of the same Fund.
For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.
Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those published by various services including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION--Performance Comparisons" in the Statement of Additional Information.
Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above,

                                       25       PROSPECTUS--Institutional Shares
the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP
The Group was organized as a Massachusetts business trust in 1987 and currently offers eighteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, two Tax-Free Income Funds, the Conservative Allocation Fund and the Aggressive Allocation Fund, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the two Tax-Free Income Funds are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of each of the four Money Market Funds of the Group are offered in two separate classes: Investor A Shares and Institutional Shares. Shares of the Conservative Allocation Fund and the Aggressive Allocation Fund currently only offer Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.
Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.
As of June 30, 1996, FABC, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of the Balanced Allocation Fund, and therefore may be presumed to control such Fund within the meaning of the 1940 Act.
MULTIPLE CLASSES OF SHARES
In addition to Institutional Shares, the Group also offers Investor A Shares, Investor B Shares and Investor C Shares of certain Funds, including the Balanced Allocation Fund, pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with

PROSPECTUS--Institutional Shares       26
respect to other classes of shares will differ from dividends on Institutional Shares as a result of the Distribution and Shareholder Service Plan fees applicable to such other classes of shares and because the different classes of shares may bear different retail transfer agency expenses. For further details regarding these other classes of Shares, call the Group at (800) 451-8377.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.
Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 50551, Kalamazoo, MI 49005-0551, or by calling toll free
(800) 451-8377.
No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

                                       27       PROSPECTUS--Institutional Shares

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THE PARKSTONE GROUP OF FUNDS
Institutional Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan 49007

SUBADVISER
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas 75201

DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, California 94111

LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 West Michigan Avenue
Kalamazoo, Michigan 49007

                          THE PARKSTONE GROUP OF FUNDS
                              THE LIFEWORKS FUNDS

                     Parkstone Conservative Allocation Fund
                       Parkstone Balanced Allocation Fund
                      Parkstone Aggressive Allocation Fund

                         Supplement dated June 30, 1997
                    to Prospectuses dated December 30, 1996

The Prospectus is hereby supplemented as follows:

                              FINANCIAL HIGHLIGHTS

Set forth below are unaudited "Financial Highlights" on a per share basis for the Conservative Allocation Fund and the Aggressive Allocation Fund for the period from commencement of operations through May 31, 1997. The Financial Highlights are derived from the unaudited financial statements of the Funds for the periods referenced. The Financial Highlights should be read in conjunction with the unaudited financial statements, related notes and other information included in the Statement of Additional Information.

                                                Conservative    Aggressive
                                                 Allocation     Allocation
                                                    Fund           Fund
                                                ------------    ----------
                                                  December       December
                                                     30,            30,
                                                ------------    ----------
                                                    1996           1996
                                                 to May 31,     to May 31,
                                                   1997(a)        1997(a)
                                                -----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.00        $ 10.00
                                                   -------        -------
Income from Investment Activities
 Net Investment Income (Loss)                         0.12           0.06
 Net Realized and Unrealized Gains (Losses)
  on Investments                                      0.15           0.18
                                                   -------        -------
  Total from Investment Activities                    0.27           0.24

Distributions
 Net Investment Income                               (0.10)         (0.05)
 Net Realized Gains                                      0              0
                                                   -------        -------
  Total Distributions                                (0.10)         (0.05)
                                                   -------        -------
NET ASSET VALUE, END OF PERIOD                     $ 10.17        $ 10.19
                                                   =======        =======

Total Return (excluding sales
 and redemption charges)                              2.67%(e)       2.43%(e)
RATIOS/SUPPLEMENTARY DATA;
Net Assets, End of Period (000)                    $10,174        $36,218
Ratio of Expenses to Average Net Assets               1.63%(c)       1.32%(c)
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                3.17%(c)       1.71%(c)
Ratio of Expenses to Average Net Assets*              1.93%(c)       1.47%(c)
Ratio of Net Investment Income (Loss)
 to Average Net Assets*                               2.87%(c)       1.56%(c)
Portfolio Turnover Rate(d)                           45.82%         42.34%
Average Commission Rate Paid(g)                    $0.0794        $0.0261

------------
All footnotes are explained on page 6 of the Prospectus.

                    Investors should retain this supplement
                  with their prospectus for future reference

                            INVESTMENT PORTFOLIOS OF

                          THE PARKSTONE GROUP OF FUNDS

                                INVESTOR A SHARES
                                INVESTOR B SHARES
                                INVESTOR C SHARES

                              INSTITUTIONAL SHARES

                           THE PARKSTONE GROWTH FUNDS
                      THE PARKSTONE GROWTH AND INCOME FUNDS

                           THE PARKSTONE INCOME FUNDS
                       THE PARKSTONE TAX-FREE INCOME FUNDS

                        THE PARKSTONE MONEY MARKET FUNDS

                                    FORM N-1A
                              CROSS-REFERENCE SHEET

PART B.  INFORMATION REQUIRED STATEMENT OF ADDITIONAL INFORMATION

ITEM NO.                                                           RULE 404(a) CROSS REFERENCE
----------------------------------------------------------------------------------------------
10.      Cover Page ..........................................    Cover Page

11.      Table of Contents....................................    Table of Contents

12.      General Information and History......................    Not Applicable

13.      Investment Objectives and Policies...................    Investment Objectives and Policies; Investment
                                                                  Restrictions; Portfolio Turnover

14.      Management of the Fund...............................    Management of the Group

15.      Control Persons and Principal Holders of
         Securities...........................................    Principal Holders of Voting Securities

16.      Investment Advisory and Other Services...............    Investment Adviser; Administrator and Sub-
                                                                  Administrator; Distributor; Custodian, Transfer
                                                                  Agent and Fund Accounting Services;
                                                                  Independent Auditors; Legal Counsel

17.      Brokerage Allocations and Other Practices............    Portfolio Transactions; Distributor

18.      Capital Stock and Other Securities...................    Description of Shares

19.      Purchase, Redemption and Pricing of
         of Securities Being Offered..........................    Net Asset Value; Additional Purchase and
                                                                  Redemption Information

20.      Tax Status...........................................    Additional Tax Information; Additional Tax
                                                                  Information Concerning the Exempt Funds;
                                                                  Additional Tax Information Concerning the
                                                                  International Fund and Emerging Markets Fund

21.      Underwriters.........................................    Distributor

22.      Calculation of Performance Data......................    Yields of the Money Market Funds; Yields of the
                                                                  Non-Money Market Funds; Calculation of Total
                                                                  Return; Distribution Rates

23.      Financial Statements.................................    Financial Statements

STATEMENT OF ADDITIONAL INFORMATION

                          THE PARKSTONE GROUP OF FUNDS

                       Statement of Additional Information

                                December 30, 1996

                                  GROWTH FUNDS
                       Parkstone Small Capitalization Fund
                        Parkstone Mid Capitalization Fund
                       Parkstone Large Capitalization Fund
                     Parkstone International Discovery Fund
                        Parkstone Emerging Markets Fund*

                             GROWTH AND INCOME FUNDS
                     Parkstone Conservative Allocation Fund
                       Parkstone Balanced Allocation Fund
                      Parkstone Aggressive Allocation Fund
                          Parkstone Equity Income Fund

                                  INCOME FUNDS
                               Parkstone Bond Fund
                      Parkstone Limited Maturity Bond Fund
               Parkstone Intermediate Government Obligations Fund
                        Parkstone Government Income Fund

                              TAX-FREE INCOME FUNDS
                          Parkstone Municipal Bond Fund
                     Parkstone Michigan Municipal Bond Fund

                               MONEY MARKET FUNDS
                        Parkstone Prime Obligations Fund
                   Parkstone U.S. Government Obligations Fund
                             Parkstone Treasury Fund
                             Parkstone Tax-Free Fund
                       Parkstone Municipal Investor Fund*
This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the following Prospectuses (the "Prospectuses") of the
Funds: Each of the Investor A Shares, Investor B Shares, Investor C Shares, and Institutional Shares Prospectuses dated October 8, 1996 as supplemented October 16, 1996 and December 20, 1996 and the Conservative Allocation Fund, Balanced Allocation Fund, and Aggressive Allocation Fund Prospectus dated December 30, 1996, any of which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of each of the Prospectuses may be obtained by writing the Group at P.O. Box 50551, Kalamazoo, Michigan 49005-0551 or by telephoning toll free (800) 451-8377.
*As of the date of this Statement of Additional Information, the Parkstone Emerging Markets Fund and the Parkstone Municipal Investor Fund were not being offered to the public.


STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES..............................................................................  5
         Additional Information on Portfolio Instruments........................................................  5
         Investment Restrictions................................................................................ 20
         Portfolio Turnover..................................................................................... 25

NET ASSET VALUE................................................................................................. 26
         Valuation of the Money Market Funds.................................................................... 27
         Valuation of the Non-Money Market Funds................................................................ 28

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................................................. 28

MANAGEMENT OF THE GROUP......................................................................................... 29
         Trustees and Officers.................................................................................. 29
         Investment Adviser and Subadviser...................................................................... 32
         Portfolio Transactions................................................................................. 36
         Glass-Steagall Act..................................................................................... 39
         Administrator and Sub-Administrator.................................................................... 39
         Expenses............................................................................................... 42
         Distributor............................................................................................ 42
         Custodian, Transfer Agent and Fund Accounting Services................................................. 46
         Independent Auditors................................................................................... 47
         Legal Counsel.......................................................................................... 47

ADDITIONAL INFORMATION.......................................................................................... 47
         Description of Shares.................................................................................. 47
         Vote of a Majority of the Outstanding Shares........................................................... 48
         Shareholder and Trustee Liability...................................................................... 48
         Additional Tax Information............................................................................. 49
         Additional Tax Information Concerning the Exempt Funds................................................. 52
         Additional Tax Information Concerning the International Fund and
           Emerging Markets Fund................................................................................ 54
         Yields of the Money Market Funds....................................................................... 55
         Yields of the Non-Money Market Funds................................................................... 56
         Calculation of Total Return............................................................................ 56
         Distribution Rates..................................................................................... 59
         Performance Comparisons................................................................................ 60
         Miscellaneous.......................................................................................... 61

PRINCIPAL HOLDERS OF VOTING SECURITIES.......................................................................... 62

FINANCIAL STATEMENTS............................................................................................ 69

APPENDIX........................................................................................................ 70


STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                          THE PARKSTONE GROUP OF FUNDS

         The Parkstone Group of Funds (the "Group") is an open-end management investment company composed of twenty separate investment portfolios, nineteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. The separate investment portfolios of the Group enable the Group to meet a wide range of investment needs. This Statement of Additional Information contains information about each of the twenty portfolios (collectively, the "Funds" and singly, a "Fund").

         The Group includes five money market Funds: the U.S. Government Obligations Fund, the Prime Obligations Fund, the Treasury Fund, the Municipal Investor Fund and the Tax-Free Fund (collectively the "Money Market Funds"), each of which seeks current income consistent with liquidity and stability of principal by investing in high quality money market instruments. The U.S. Government Obligations Fund invests primarily in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Prime Obligations Fund invests in high quality money market instruments. The Tax-Free Fund invests in high quality tax-exempt obligations and seeks to produce a high level of income which is exempt from federal income taxes. The Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such. The Municipal Investor Fund invests in high quality money market instruments.
        In addition, the Group has fifteen variable net asset value Funds: the Small Capitalization Fund, the Mid Capitalization Fund (formerly, the Pakstone Equity Fund), the Large Capitalization Fund, the International Discovery Fund, the Emerging Markets Fund, the Conservative Allocation Fund, the Balanced Allocation Fund (formerly, the Parkstone Balanced Fund), the Aggressive Allocation Fund, the Equity Income Fund (formerly, the Parkstone High Income Equity Fund), the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Government Income Fund, the Municipal Bond
Fund and the Michigan Municipal Bond Fund (collectively, the "Non-Money Market Funds"). The Small Capitalization Fund seeks capital growth by investing primarily in a portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. The Mid Capitalization Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The Large Capitalization Fund seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities of companies with large market capitalization. The International Discovery Fund (the "International Fund") and the Emerging Markets Fund seek the long-term growth of capital. The Conservative Allocation Fund seeks current income and conservation of capital, with a secondary objective of long-term capital growth. The Balanced Allocation Fund seeks current income, long-term capital growth and conservation of capital. The Aggressive Allocation Fund seeks capital appreciation and income growth. The Equity Income Fund seeks current income as well as capital growth by investing in high quality dividend-paying stocks and securities convertible into common stocks. The Bond Fund seeks current income with preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The Limited Maturity Bond Fund seeks current income with preservation of capital by investing in a portfolio of high and medium-grade fixed-income securities with maturities of six years or less. The Intermediate Government Obligations Fund seeks current income with preservation of capital by investing in a portfolio of U.S. government obligations with maturities of 12 years or less. The Government Income Fund seeks to provide


STATEMENT OF ADDITIONAL INFORMATION
shareholders with a high level of current income consistent with prudent investment risk. The Municipal Bond Fund seeks federal tax-exempt income with preservation of capital by investing in tax-exempt fixed-income securities. The Michigan Municipal Bond Fund (the "Michigan Bond Fund") seeks income which is exempt from federal income tax and Michigan state income and intangibles taxes, although such income may be subject to the federal alternative minimum tax when received by certain shareholders. The Michigan Bond Fund also seeks preservation of capital. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Fund and Emerging Markets Fund are sometimes referred to as the Growth Funds. The Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund and Equity Income Fund are sometimes referred to as the Growth and Income Funds. The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are sometimes referred to as the Income Funds. The Michigan Bond Fund and Municipal Bond Fund are sometimes referred to as the Tax-Free Income Funds.
         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses of the eighteen Funds described above which are currently being offered to the public. As of the date of this Statement of Additional Information, neither the Emerging Markets Fund nor the Municipal Investor Fund were being offered to the public. Capitalized terms not defined herein are defined in the Prospectuses. No investment in shares of a Fund should be made without first reading the Fund's Prospectus.
                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

         The following policies supplement the investment objectives and policies of each Fund of the Group as set forth in the respective Prospectus for that Fund.

         Bank Obligations. Each of the U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Municipal Investor Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Government Income Fund, Municipal Bond Fund and Michigan Bond Fund may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most


STATEMENT OF ADDITIONAL INFORMATION
recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and Government Income Fund may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs"), which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.

         Subject to the limitations described in their respective Prospectuses, the Municipal Investor Fund, the Prime Obligations Fund, the U.S. Government Obligations Fund, the Tax-Free Fund, the Government Income Fund and the Michigan Bond Fund will purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO"). The Tax-Free Fund may purchase commercial paper rated in the highest rating category assigned by an NRSRO. These Funds may also invest in commercial paper that is not rated but that is determined by First of America Investment Corporation ("First of America" or the "Investment Adviser"), under guidelines established by the Group's Board of Trustees, to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and Municipal Bond Fund may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see the Appendix. The U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and Government Income Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

         Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund,

STATEMENT OF ADDITIONAL INFORMATION

Bond Fund, Limited Maturity Bond Fund, Government Income Fund, Municipal Bond Fund and Michigan Bond Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         Foreign Investments. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since the International Fund and the Emerging Markets Fund may from time to time temporarily hold funds in bank deposits in foreign currencies, the International Fund and the Emerging Markets Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results in their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign


STATEMENT OF ADDITIONAL INFORMATION
economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Bond Fund and Limited Maturity Bond Fund will acquire such securities only when First of America or Gulfstream Global Investors Ltd. ("Gulfstream" or the "Subadviser"), the Subadviser of the International Fund, Emerging Markets Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund, believes the risks associated with such investments are minimal.

         Variable and Floating Rate Notes. The Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Bond Fund, Limited Maturity Bond Fund, Government Income Fund, Municipal Bond Fund and Michigan Bond Fund may acquire variable and floating rate notes, subject to each such Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by First of America under guidelines established by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, First of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result, or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within 7 days, such note will be treated as an illiquid security for purposes of calculation of the limitation on the Fund's investment in illiquid securities as set forth in that Fund's investment restrictions. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes invested in by the Prime Obligations Fund, U.S. Government Obligations Fund and the Tax-Free Fund may have maturities of more than 397 days, as follows:

         1. An instrument that is issued or guaranteed by the United States government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate, whichever is less.


STATEMENT OF ADDITIONAL INFORMATION

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date of the next readjustment of the interest rate, whichever is less.

         3. A variable rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days.

         Money Market Mutual Funds. Each of the Non-Money Market Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Money Market Funds or another affiliated money market fund), provided that no more than 10% of a Non-Money Market Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Non-Money Market Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE GROUP - Investment Adviser," "Administrator and SubAdministrator," "Distributor" and "Custodian, Transfer Agent and Fund Accounting Services") will charge their fees to the Non-Money Market Funds, rather than the Money Market Funds. Each Non-Money Market Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated money market mutual funds.

         The Non-Money Market Funds will incur no sales charges, contingent deferred sales charges, 12b-1 fees, or other underwriting or distribution fees in connection with their investments in the Money Market Funds of the Group. The Non-Money Market Funds of the Group will vote their shares of each of the Money Market Funds of the Group in proportion to the vote by all other shareholders of such Money Market Fund. Moreover, no single Non-Money Market Fund of the Group may own more than 3% of the outstanding shares of any single Money Market Fund of the Group.

         Municipal Securities. The Tax-Free Fund and Municipal Bond Fund, the assets of such Funds will be primarily invested in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). With respect to the Tax-Free Fund, Municipal Securities are expected to have remaining maturities of 397 days or less. Under normal market


STATEMENT OF ADDITIONAL INFORMATION
conditions, at least 80% of the total assets of each such Fund will be invested in Municipal Securities. The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in Municipal Securities. In addition, the Bond Fund, Limited Maturity Bond Fund and Prime Obligations Fund may invest in Municipal Securities but shall limit such investment to the extent necessary to preclude them from paying "exempt-interest dividends" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code").

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax.

         Among other types of Municipal Securities, the Tax-Free Fund and Municipal Bond Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, the notes are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

         The assets of the Michigan Bond Fund will be invested in obligations consisting of bonds, notes, commercial paper, and certificates of indebtedness, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for purposes of the federal alternative minimum tax) and in debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangible taxes ("Michigan Municipal Securities"). Under normal market conditions, at least 80% of the net assets of the Michigan Bond Fund will be invested in Michigan Municipal Securities, and at least 65% of the net assets of the Michigan Bond Fund will be invested in Michigan Municipal Securities issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities.

         Michigan Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses,


STATEMENT OF ADDITIONAL INFORMATION
and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Michigan Municipal Securities if the interest paid thereon is exempt from both federal and Michigan state income and intangibles taxes although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

         Other types of Michigan Municipal Securities which the Michigan Bond Fund may purchase are short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         The two principal classifications of Municipal Securities and Michigan Municipal Securities (collectively, "Exempt Securities") consist of "general obligation" and "revenue" issues. The Tax-Free Fund, Municipal Bond Fund and Michigan Bond Fund (collectively the "Exempt Funds" and singly, an "Exempt Fund") may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of an NRSRO represent their opinions as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. First of America will consider such an event in determining whether a Fund should continue to hold the obligation.

         An issuer's obligations under Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of Exempt Securities may be materially adversely affected by litigation or other conditions.

         Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").


STATEMENT OF ADDITIONAL INFORMATION

         Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Taxable Obligations. Under normal market conditions, each of the Exempt Funds may invest up to 20% of its total assets in Taxable Obligations. Taxable Obligations may include: (1) obligations of the United States Treasury; (2) obligations of agencies and instrumentalities of the United States government;
(3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) taxable instruments subject to repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the securities it is selling at an agreed time and price). Certificates of deposit will be those of domestic branches of U.S. banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000, or of savings and loan associations which are members of the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000. Bankers' acceptances will be guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $100,000,000. Obligations of the U.S. Treasury and U.S. government agencies and instrumentalities, bankers' acceptances, and certificates of deposit are described in this Statement of Additional Information.

         Options Trading. Each of the Non-Money Market Funds may purchase put and call options. A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Non-Money Market Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.


STATEMENT OF ADDITIONAL INFORMATION

        Each of the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Fund, Emerging Markets Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund and Government Income Fund may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         Puts. Each Exempt Fund may acquire "puts" with respect to Exempt Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Such Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to an Exempt Fund upon its exercise of a put is normally: (i) the Exempt Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Exempt Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Exempt Fund owned the securities, plus (ii) all interest accrued on the Exempt Securities since the last interest payment date during that period.

         Puts may be acquired by the Exempt Funds to facilitate the liquidity of their respective portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar weighted average portfolio maturity of the Tax-Free Fund's assets pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Variable and Floating Rate Notes" and "NET ASSET VALUE" in this Statement of Additional Information.

         The Exempt Funds expect that each such Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Funds may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Exempt Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in First of America's opinion, present minimal credit risks.

         When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Fund's Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that


STATEMENT OF ADDITIONAL INFORMATION
the Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

         If the Fund sells a "when-issued" or "delayed-delivery" security before a delivery, any gain would not be tax-exempt. When the Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring securities consistent with the Funds' investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.

         Mortgage-Related Securities. Each of the Funds, except the International Fund, may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund, may, in addition, invest in mortgage-related securities issued by non-governmental entities, including collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectuses.

         Mortgage-related securities, for purposes of the Funds' Prospectuses and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible


STATEMENT OF ADDITIONAL INFORMATION
to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
         Medium-Grade Securities. The Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may each invest in securities which are rated within the four highest rating groups assigned by an NRSRO (e.g., including securities rated BBB by S&P or Baa by Moody's) or, if not rated, are of comparable quality as determined by First of America. ("Medium-Grade Securities").
         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.


STATEMENT OF ADDITIONAL INFORMATION

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of those Funds to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which such Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that those Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, First of America conducts its own independent credit analysis of Medium-Grade Securities.

         Restricted Securities. Each of Funds, except the Treasury Fund, may invest in Section 4(2) securities. "Section 4(2) securities," as described in the Prospectuses, are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Funds will not purchase Section 4(2) securities which have not been determined to be liquid in excess of 15% (10% in the case of the Money Market Funds) of the total assets of that Fund. The Group's Board of Trustees has delegated to First of America the day-to-day authority to determine whether a particular issue of Section 4(2) securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

         First of America may deem Section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. In making such determination, First of America generally considers any and all factors that it deems relevant, which may include: (i) the credit quality of the issuer;
(ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

         Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         Repurchase Agreements. Securities held by each of the Group's Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered


STATEMENT OF ADDITIONAL INFORMATION
broker-dealers which First of America deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Group's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Reverse Repurchase Agreements and Dollar Roll Agreements. As discussed in the Prospectuses, each of the Group's Funds may borrow money by entering into reverse repurchase agreements and, with respect to the Income and Tax-Free Income Funds, dollar roll agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by a Fund under the 1940 Act.

         Futures Contracts. Each of the Growth Funds, Growth and Income Funds, Income Funds and the Municipal Bond Fund may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.


STATEMENT OF ADDITIONAL INFORMATION

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         Forward Foreign Currency Exchange Contracts. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         No Fund intends to enter into such forward contracts if such Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. A Fund also will not enter into such forward contracts or maintain a net exposure in such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency. First of America and Gulfstream believe that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Group's Custodian segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of such Fund's commitments with respect to such contracts. The Funds generally do not enter into a forward contract with a term longer than one year.

         Foreign Currency Options. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in forward foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can


STATEMENT OF ADDITIONAL INFORMATION
protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

         Foreign Currency Futures Transactions. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in forward foreign currency futures transactions. As part of its financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

         Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission (the "SEC") Release No. IC-10666, when purchasing a futures contract or writing a put option or entering into a forward foreign currency exchange purchase, a Fund will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. Such Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

         Lending of Portfolio Securities. In order to generate additional income, each of the Funds may from time to time lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by First of America or Gulfstream and, should the market value of the loaned securities increase, the borrower must furnish


STATEMENT OF ADDITIONAL INFORMATION
additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which First of America or Gulfstream has determined are creditworthy under guidelines established by the Group's Board of Trustees.

Investment Restrictions

         Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information).

         None of the Money Market Funds may:

         Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         None of the Non-Money Market Funds may:

         Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of securities and except as may be necessary to make margin payments in connection with foreign currency futures and other derivative securities transactions.

         None of the Funds, with the exception of the Michigan Bond Fund, may:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         Irrespective of this investment restriction, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES - The Money Market Funds."


STATEMENT OF ADDITIONAL INFORMATION

         The Michigan Bond Fund may not:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer.

         For purposes of this investment limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

         None of the Funds will:

         1. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund;

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction);

         4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         5. Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing;

         6. Enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less


STATEMENT OF ADDITIONAL INFORMATION
liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements;

         7. Issue senior securities except as permitted by 1940 Act rule, order or interpretation thereunder; or

         8. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

         9. Write any call options on securities unless the securities are held by the Fund or unless the Fund is entitled to such securities in deliverable form in exchange for cash in an amount which has been segregated for payment or without further payment. In no event will a Fund write call options in excess of 5% of its total assets.

         For purposes of investment limitation number 4 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding shares of a Fund. None of the Funds may:

         1. Engage in any short sales;

         2. Invest more than 10% of the Fund's total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation;

         3. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom;

         4. Purchase or retain securities of any issuer if the officers or Trustees of the Group and the officers or directors of its Investment Adviser and of its Administrator, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

         5. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction); or

         6. Purchase or otherwise acquire any securities, if as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid.


STATEMENT OF ADDITIONAL INFORMATION

         In addition, the Tax-Free Fund may not:

         1. Acquire a put, if, immediately after such acquisition, over 5% of the total amortized cost value of the Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to such 5% limitation and
(ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction number 2 below, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price; or

         2. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the amortized cost value of the security or securities underlying that put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Fund's assets.

         The Municipal Bond Fund may not:

         1. Acquire a put, if, immediately after such acquisition, over 5% of the total value of the Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction number 2 below, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price; or

         2. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the value of the security or securities underlying that put, when aggregated with the value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total value of the Fund's assets.

         The Michigan Bond Fund may not:

         Purchase securities of any one issuer if, at the time of purchase, the Fund would hold more than 10% of the voting securities of such issuer except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

         If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation set forth above, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, that Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.


STATEMENT OF ADDITIONAL INFORMATION

         The Group has represented to the Texas State Securities Board, on behalf of each investment portfolio, that none of those investment portfolios will invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate). The Group intends to comply with these representations for as long as the Group has the shares of its investment portfolios registered for sale in the State of Texas.

         In addition, the Group has represented to the Wisconsin Securities
Bureau: (1) on behalf of the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and Equity Income Fund that each of those Funds will not invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years and will not invest more than 5% of its total assets in equity securities of issuers which are not readily marketable; (2) on behalf of the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund that the Funds will not invest: (a) more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, (b) more than 5% of its total assets in equity securities of issuers which are not readily marketable, (c) in options, financial futures or stock index futures, other than hedging positions or positions that are covered by cash or securities, if as a result thereof, more than 5% of its assets would be so invested; (3) on behalf of the International Fund, that the Fund will not invest: (i) more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and (ii) more than 5% of its net assets in warrants valued at the lower of cost or market, provided that included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges, and that for purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value; and (4) on behalf of each of the Conservative Allocation Fund, the Balanced Allocation Fund, the Aggressive Allocation Fund and the International Fund, that these Funds would not invest more than 5% of its total assets in securities of issuers which the Group is restricted from selling to the public without registration under the 1933 Act and excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that the Group's Board has determined to be liquid, or including those that are subject to legal or contractual restrictions on disposition; provided, however, that upon appropriately amending the Funds' Prospectuses, such Funds reserve the right to increase such 5% limitation described in this subparagraph to 10%. The Group intends to comply with these representations for so long as the Group has its shares registered for sale in the State of Wisconsin.

         In addition, the Group has represented to the Texas State Securities Board, on behalf of each investment portfolio, that each investment portfolio will not invest more than 5% of its net assets in warrants valued at the lower of cost or market value; provided that included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For the purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value. The Group intends to comply with this representation with respect to a Fund provided the Group has shares of that Fund registered for sale in the State of Texas.

         Finally, the Group, on behalf of the Government Income Fund, has adopted the following non-fundamental policies (and therefore may be changed without the vote of shareholders) pursuant to its representations to the Texas State Securities Board:

STATEMENT OF ADDITIONAL INFORMATION

         The Government Income Fund may not:

         1. Partnership Interests. Invest in limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate; and

         2. Warrants. Invest more than 5% of the value of its net assets in warrants valued at the lower of cost or market, including within such amount, but not to exceed 2% of the value of such Fund's net assets, investments in warrants which are not listed on the New York or American Stock Exchanges.

Portfolio Turnover

         The portfolio turnover rate for each of the Group's Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

         Because each Money Market Fund intends to invest entirely in securities with maturities of less than one year and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. Portfolio turnover rates for each of the other Funds for the fiscal years ended June 30, 1996 and 1995, were as follows:

                                                         Year Ended    Year Ended
                                                        June 30, 1996 June 30, 1995
Fund                                                      (Percent)     (Percent)
----                                                      ---------     ---------
Small Capitalization                                         67.22         50.53
Mid Capitalization                                           49.27         46.39
Large Capitalization(1)                                       0.86           N/A
Equity Income                                                40.75         77.70
Bond                                                      1,189.27      1,010.64
Limited Maturity Bond                                       618.60        397.97
Intermediate Government Obligations                         916.39        549.13
Municipal Bond                                               47.46         35.15
Michigan Bond                                                27.66         26.06
Balanced Allocation                                         437.90        250.66
Government Income                                           348.01        114.71
International                                                54.47        104.39


(1)Portfolio turnover rates were only available for the Large Capitalization Fund since its inception on December 28, 1995.

         The portfolio turnover rates for the Funds of the Group may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for

STATEMENT OF ADDITIONAL INFORMATION
redemptions of shares and, in the case of the Municipal Bond Fund and the Michigan Bond Fund, by requirements which enable those Funds to receive certain favorable tax treatments. With respect to the Large Capitalization Fund, the Investment Adviser anticipates that annual portfolio turnover rates will remain below 100%. With respect to the Conservative Allocation Fund the Investment Adviser anticipates that the annual portfolio turnover rate may be as high as 600%. With respect to the Aggressive Allocation Fund, the Investment Adviser anticipates that the annual portfolio turnover rate may be as high as 500%. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.
                                 NET ASSET VALUE

        As indicated in the Prospectuses, the net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times defined in the Prospectuses on each Business Day of the Group. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         The offering prices for Investor A Shares of the Non-Money Market Funds as of June 30, 1996 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                             $187,015,468.21
         Outstanding Shares                                       5,472,669.954
         Net Asset Value Per Share                              $         34.17
         Sales Charge, 4.50% of
           the offering price (4.71% of NAV) per share          $          1.61
         Offering Price                                         $         35.78
                                                                ===============

         The offering prices for Investor B Shares of the Funds as of June 30, 1996 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                              $30,309,759.77
         Outstanding Shares                                         897,147.521
         Net Asset Value Per Share                               $        33.78
         Sales Charge                                            $         0.00
         Offering Price                                          $        33.78
                                                                 ===============

STATEMENT OF ADDITIONAL INFORMATION

         The offering prices for Investor C Shares of the Funds as of June 30, 1996 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                               $5,751,343.14
         Outstanding Shares                                         170,011.391
         Net Asset Value Per Share                                $       33.83
         Sales Charge                                             $        0.00
         Offering Price                                           $       33.83
                                                                  =============

         The offering prices for Institutional Shares of the Non-Money Market Funds as of June 30, 1996 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                                             $528,866,186.41
         Outstanding Shares                                      15,328,738,672
         Net Asset Value Per Share                              $         34.50
         Sales Charge                                           $          0.00
         Offering Price                                         $         34.50
                                                                ===============

Valuation of the Money Market Funds

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price one of these Funds would receive if it sold the instrument. The value of securities in these Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average maturity appropriate to each Fund's objective of maintaining a stable net asset value per share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor will it maintain a dollar-weighted average maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of each of these Funds, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share

STATEMENT OF ADDITIONAL INFORMATION
determined by using available market quotations. As permitted by Rule 2a-7 and the procedures adopted by the Board, certain of the Board's responsibilities under the Rule may be delegated to the Investment Adviser.

Valuation of the Non-Money Market Funds

         Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Group. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

         All other assets and securities including securities for which market quotations are not readily available will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees of the Group.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each of the classes of shares of the Group's Funds is sold on a continuous basis by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor" or "BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. The Group's Funds offer one or more of the following classes of shares: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. In addition to purchasing shares directly from BISYS, Institutional Shares may be purchased at net asset value through procedures established by BISYS in connection with the requirements of financial institutions, including the Trust Department of First of America Bank-Michigan, N.A. ("FOA-Michigan"), the parent of the Funds' Investment Adviser, First of America , or FOA-Michigan's affiliated entities acting on behalf of customers for investment of funds that are held by such Trust Department in a fiduciary, agency, custodial or similar capacity, although currently Institutional Shares are only being offered to the trust departments of FOA-Michigan and its affiliates.

         As stated in the relevant Prospectuses, the public offering price of Investor A Shares of the Money Market Funds is their net asset value per share which they will seek to maintain at $1.00. The public offering price of Investor A Shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Investor A Shares of the Group is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "HOW TO BUY INVESTOR A SHARES" in the relevant Prospectus). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Investor A Share Prospectus applies to purchases of Investor A Shares of a Fund.

         The public offering price of Investor B Shares of each Fund is their net asset value per share, although currently Investor B Shares redeemed prior to four years from the date of purchase may be subject to a contingent deferred sales charge of 2.00 to 4.00%. Effective

STATEMENT OF ADDITIONAL INFORMATION

January 1, 1997, Investor B Shares redeemed prior to five years from the date of purchase may be subject to a contingent deferred sales charge of 2.00 to 5.00%.

         The public offering price of the Investor C Shares of each Fund is their net asset value per share. Investor C Shares redeemed prior to one year from the date of purchase may be subject to a contingent deferred sales charge of 1.00%.

         The Group may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair market value of its net assets.

         The Money Market Funds may redeem shares involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "NET ASSET VALUE - Valuation of the Money Market Funds" in this Statement of Additional Information.

                             MANAGEMENT OF THE GROUP

Trustees and Officers

         Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's Funds. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The Trustees of the Group, their addresses, and principal occupations during the past five years are as follows:

     NAME, ADDRESS            POSITION(S) HELD         PRINCIPAL OCCUPATION
    AND BIRTH DATE             WITH THE GROUP           DURING PAST 5 YEARS
    --------------             --------------           -------------------
George R. Landreth*           Chairman of the          From December 1992 to present, employee of BISYS;
3435 Stelzer Road             Board and Trustee        from July 1991 to December 1992, employee of PNC
Columbus, Ohio  43219                                  Financial Corporation; from October 1984 to July
July 11, 1942                                          1991, employee of The Central Trust Co., N.A.

Robert M. Beam                Trustee                  From 1985 to present, Vice
3080 Seibert Admin. Bldg.                              President for Business and Finance
Western Michigan University                            and Treasurer of Western Michigan
Kalamazoo, Michigan  49008                             University
August 2, 1943

STATEMENT OF ADDITIONAL INFORMATION

Adrian Charles Edwards        Trustee                  Since 1964, Professor of Finance
Haworth College of Business                            and Commercial Law, Western
Western Michigan University                            Michigan University; since 1977,
3289 Schneider Hall                                    owner, Economic and Financial
Kalamazoo, Michigan  49008                             Analysis (financial consulting)
April 22, 1936

Lawrence D. Bryan             Trustee                  From August 1, 1996 to present,
1071 Whaley Road                                       Self-Employed Educational
Coldwater, Michigan  49036                             Consultant; From 1990 to July 31,
January 30, 1945                                       1996, President, Kalamazoo College

*Mr. Landreth is considered to be an "interested person" of the Group as defined in the 1940 Act.

         Stephen G. Mintos, Executive Vice President of BISYS Fund Services, L.P., served as Chairman of the Board and Trustee until his resignation on May 23, 1996.

         The Group paid an aggregate of $44,500 in Trustees' fees and expenses for the fiscal year ended June 30, 1996, to all Trustees of the Group (excluding Mr. Landreth who receives no compensation). All of the Trustees also serve as Trustees of The Parkstone Advantage Fund, an open-end investment company managed by the Group's Investment Adviser as an investment vehicle for insurance company separate accounts. The following table depicts, for the fiscal year ended June 30, 1996, the compensation received by each of the Trustees from the Group and in total from all investment companies managed by the Investment Adviser to the Group.

                               COMPENSATION TABLE

                                                                                  TOTAL
                                                                              COMPENSATION
                                                 PENSION OR                    FROM GROUP
                                                 RETIREMENT                      AND THE
                                                  BENEFITS      ESTIMATED       PARKSTONE
                                 AGGREGATE       ACCRUED AS   ANNUAL BENEFITS   ADVANTAGE
                                COMPENSATION    PART OF FUND       UPON       FUND PAID TO
   NAME OF TRUSTEE             FROM THE GROUP     EXPENSES      RETIREMENT       TRUSTEES
   ---------------             --------------     --------      ----------       --------
Stephen G. Mintos*                   none           none           none             none
George R. Landreth                   none           none           none             none
Robert M. Beam                    $13,500           none           none          $18,500
Lawrence D. Bryan                 $11,500           none           none          $18,500
Adrian Charles Edwards            $13,500           none           none          $18,500
Wen Chao Chen*                    $ 3,000           none           none          $ 3,000
Howard D. Kalleward*              $ 3,000           none           none          $ 3,000


STATEMENT OF ADDITIONAL INFORMATION

* Mr. Mintos served as Chairman of the Board and Trustee until his resignation on May 23, 1996. Messrs. Chen and Kalleward served as Trustees until their resignations on August 25, 1995.

         The officers of the Group, their addresses, and principal occupations during the past five years are as follows:

                              POSITION(S) HELD         PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE          WITH THE GROUP           DURING PAST 5 YEARS
---------------------          --------------           -------------------
Scott A. Englehart, 34        President                From October, 1990 to present,
BISYS Fund Services                                    employee of BISYS
3435 Stelzer Road
Columbus, Ohio  43219

J. David Huber, 50            Vice President           From June, 1987 to present,
BISYS Fund Services                                    Executive Vice President of BISYS
3435 Stelzer Road
Columbus, Ohio  43219

William J. Tomko, 37          Vice President           From April, 1987 to present,
BISYS Fund Services                                    employee of BISYS
3435 Stelzer Road
Columbus, Ohio  43219

George O. Martinez, 37        Vice President           From March, 1995 to present,
BISYS Fund Services                                    employee of BISYS; From June,
3435 Stelzer Road                                      1989 to March, 1995, Vice
Columbus, Ohio  43219                                  President and Associate General
                                                       Counsel, Alliance Capital
                                                       Management

Brian Barker, 38              Vice President           From February 1993 to present, Client Services
BISYS Fund Services                                    Manager, BISYS; from November 1989 to February
157 S. Mall Plaza                                      1993, Direct Lending Manager, Bank One; From July
Kalamazoo, Michigan  49007                             1984 to November 1989, Regional Manager, Jefferson
                                                       Savings Bank

Timothy A. Thiebout, 29       Secretary                From June 1992 to present, Client
BISYS Fund Services           and Treasurer            Services Manager, BISYS; from
157 S. Mall Plaza                                      July 1990 to June 1992, Mutual
Kalamazoo, Michigan  49007                             Fund Specialist, First of America
                                                       Brokerage Service

         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. As Administrator, BISYS receives fees from the Group. As

STATEMENT OF ADDITIONAL INFORMATION

Distributor, BISYS may retain all or a portion of any sales charge on the shares sold and may receive fees under the Distribution and Shareholder Service Plans described below. BISYS Fund Services Ohio, Inc. ("BISYS Ohio," the "Transfer Agent" or the "Fund Accountant") receives fees from the Group for acting as transfer agent and providing certain fund accounting services. Messrs. Englehart, Huber, Tomko, Martinez, Barker, and Thiebout are employees of BISYS or BISYS Ohio. No person who is an officer, director or employee of First of America, or any of its affiliates serves as a Trustee, officer or employee of the Group.

Investment Adviser and Subadviser

         Subject to the general supervision of the Group's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to the Funds of the Group by First of America, formerly Securities Counsel, Inc., pursuant to the Investment Advisory Agreement dated July 9, 1987, as amended (with respect to the Money Market Funds) and the Investment Advisory Agreement dated September 8, 1988, as amended (with respect to the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Municipal Bond Fund, Michigan Municipal Bond Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund and Government Income Fund) (the "First Investment Advisory Agreements") and the Investment Advisory Agreement dated as of December 22, 1992, as amended (with respect to the International Fund and Emerging Markets Fund) (the "Second Investment Advisory Agreement") (together called the "Investment Advisory Agreements").

         First of America is a wholly-owned subsidiary of FOA-Michigan which in turn is a wholly-owned subsidiary of First of America Bank Corporation ("FABC"), a publicly-held bank holding company.

         Under the Investment Advisory Agreements, First of America has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Group's Funds as described in their Prospectuses. For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, each of the Group's Funds pays First of America a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: 0.40% for the Money Market Funds; 0.74% for the Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Municipal Bond Fund, Michigan Municipal Bond Fund and Government Income Fund; 1.00% for the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund; for the International Fund; 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million 1.15% of average daily net assets between $100 million and $400 million, and 1.05% of average daily net assets above $400 million; and, for the Emerging Markets Fund, 1.25% of the Fund's average daily net assets. While the fees for these last seven Funds is higher than the advisory fees paid by most mutual funds, the Board of Trustees of the Group believes them to be comparable to advisory fees paid by many funds having objectives and policies similar to those Funds. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends.

STATEMENT OF ADDITIONAL INFORMATION

         Pursuant to each of the Investment Advisory Agreements, First of America will pay all expenses, including, as applicable, the compensation of any subadvisers directly appointed by it, incurred by it in connection with its activities under the Investment Advisory Agreements other than the cost of securities (including brokerage commissions, if any) purchased for the Group.
         Pursuant to the terms of the Group's Second Investment Advisory Agreement, First of America may retain a subadviser to manage the investment and reinvestment of the assets of the International Fund and the Emerging Markets Fund, subject to the direction and control of the Group's Board of Trustees. Pursuant to an amendment to the Group's Investment Advisory Agreement relating to the Balanced Allocation Fund approved by that Fund's shareholders on February 28, 1995, First of America may also retain a subadviser to manage the investment and reinvestment of the assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees. Also pursuant to an amendment to that Agreement, First of America may retain a subadviser to manage the investment and reinvestment of the assets of the Conservative Allocation Fund and the Aggressive Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

         As of January 1, 1995, First of America entered into a Sub-Investment Advisory Agreement between First of America and Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201 (the "Initial Sub-Investment Advisory Agreement") which had been approved by the Trustees. Pursuant to the terms of the Initial Sub-Investment Advisory Agreement, Gulfstream was retained by First of America to manage the investment and reinvestment of the assets of the International Fund, subject to the direction and control of First of America and the Group's Board of Trustees. At a meeting of shareholders held on February 28, 1995, shareholders of the International Fund and the Balanced Allocation Fund approved both the Initial Sub-Investment Advisory Agreement and the Sub-Investment Advisory Agreement between First of America and Gulfstream which became effective upon the acquisition by FABC of a controlling interest in Gulfstream (the "Current Sub-Investment Advisory Agreement"). The terms of the Current Sub-Investment Advisory Agreement, except for the addition of the Emerging Markets Fund, Conservative Allocation Fund, the Balanced Allocation Fund, and the Aggressive Allocation Fund, are identical to those of the Initial Sub-investment Advisory Agreement. Pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream currently provides sub-investment advisory services to the International Fund, Emerging Markets Fund, the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund.

         Under the Current Sub-Investment Advisory Agreement, Gulfstream is responsible for the day-to-day management of the International Fund, the Emerging Markets Fund and the portion of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund invested in foreign securities. Gulfstream also has responsibility for reviewing investment performance, policies and guidelines, and maintaining certain books and records. First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. First of America may also render advice with respect to these Funds' investments in the United States and otherwise participate to the extent it deems necessary or desirable in day-to-day management of the Funds.


STATEMENT OF ADDITIONAL INFORMATION

         For its services provided and expenses assumed pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream is entitled to receive from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund which are invested in foreign securities, of 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000. Gulfstream is also entitled to receive from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the Emerging Markets Fund's average daily net assets. As of the date of this Statement of Additional Information, shares of the Emerging Markets Fund were not being offered to the public.

         Pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream will pay all expenses incurred by it in connection with its activities under the Current Sub-Investment Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Group.

         Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. The Sail Company, a Delaware corporation, ("Sail") was the sole limited partner, holding a 49% interest in Gulfstream. Sail is a wholly-owned subsidiary of Rosewood Investments, Inc., a Delaware corporation, 100 Crescent Court, Suite 550, Dallas, Texas 75201. As of June 30, 1996, Gulfstream had over $596 million in international assets of institutional, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream personnel average 20 years investment experience and 9 years of international investment experience.

         Gulfstream's investment process is designed to provide long-term growth of capital. Like First of America, Gulfstream focuses on identifying companies world-wide with strong balance sheets, superior operating margins and consistent sales and earnings growth and endeavors to purchase the securities of those companies at reasonable valuations. Gulfstream generally avoids investments in the securities of cyclical, financial or turnaround companies, whose earnings are less predictable and more volatile. These stock selection criteria lead Gulfstream to invest in small to medium capitalization companies in international markets in pursuit of superior returns from long-term growth of capital. First of America and the Trustees of the Group believe that Gulfstream's style of investment management is well-suited to the investment objective and policies of the International Fund, Emerging Markets Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund.

         On December 7, 1994, Gulfstream, Sail, TDMT and FABC entered into a Partnership Interest Purchase Agreement (the "Acquisition Agreement") under which First of America acquired a controlling interest in Gulfstream. The Acquisition Agreement provided for the following transactions. First, FABC acquired all of Sail's limited and preferred partnership interests for a cash payment. Second, TDMT paid to Sail an additional amount with the proceeds of a loan to TDMT by FABC, which loan bears interest at the annual rate of

STATEMENT OF ADDITIONAL INFORMATION

10%. Third, First of America committed to contribute to Gulfstream additional working capital to be represented by an additional preferred limited partnership interest. Fourth, TDMT granted to First of America an irrevocable 3-year option to acquire up to an additional 20% partnership interest in Gulfstream, which option became exercisable when Gulfstream's annualized revenue derived from sources attributable to FABC satisfied certain revenue targets. First of America's exercise price was established at five times Gulfstream's annualized revenue not derived from sources attributable to FABC multiplied by the additional percentage partnership interest acquired by the First of America. TDMT also granted First of America another irrevocable 3-year option to acquire an additional 3% partnership interest in Gulfstream exercisable upon First of America's acquisition of an aggregate 69% partnership interest but not sooner than 1995. Fifth, TDMT and First of America granted each other rights of first refusal with respect to any sale or any other disposition of their respective interests in Gulfstream. These transactions were consummated on February 28, 1995. On August 31, 1996, First of America exercised options to increase its interest in Gulfstream to 72%.

         For the fiscal years ended June 30, 1996, 1995 and 1994, First of America collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its investment advisory services to the indicated Funds under the Investment Advisory Agreements:

                                            Fiscal Years Ended June 30,
------------------------------------------------------------------------------------------------------------------------------------
               FUND                                1996                            1995                             1994
               ----                                ----                            ----                             ----
                                            Gross            Fees           Gross            Fees            Gross           Fees
                                            Fees         Voluntarily         Fees         Voluntarily        Fees        Voluntarily
                                          Collected        Reduced        Collected         Reduced        Collected        Reduced
                                          ---------        -------        ---------         -------        ---------        -------
Prime Obligations                        $3,144,270              84      $2,869,890              --      $2,500,897              --
U.S. Government Obligations               1,638,981              17       1,403,045              --       1,697,301              --
Tax-Free                                    629,497               6         538,122              --         527,451              --
Small Capitalization                      5,765,210           8,667       3,751,876           3,257       3,607,545              --
Mid Capitalization                        8,178,104           2,655       6,327,974          11,380       6,532,034              --
Large Capitalization(2)                     432,969          19,514              --              --              --              --
Equity Income                             4,277,488             206       4,261,431              --       4,722,119              --
International                             3,968,550           3,839       3,512,652          39,374       2,819,335              --
Bond                                      4,106,765         222,927       3,665,038         198,864       3,534,608         191,595
Limited Maturity Bond                     1,155,348         296,518       1,256,424         322,257       1,315,801         338,089
Intermediate Government Obligations       1,982,604         106,662       2,146,089         115,234       2,366,043         128,052
Municipal Bond                            1,079,024         276,973       1,113,208         285,574       1,198,100         307,704
Michigan Bond                             1,653,555         424,702       1,605,765         412,165       1,621,093         416,624
Balanced Allocation                       1,168,319         292,740         926,181         231,904         609,482         153,103
Government Income                         1,384,056         542,801       1,164,435         456,489       1,024,207         402,042
Treasury(1)                               1,300,994           1,189         838,130              --         238,642              --

(1)Commenced operations December 1, 1993
(2)Commenced operations December 27, 1995


STATEMENT OF ADDITIONAL INFORMATION

         No amounts were paid to First of America on behalf of the Municipal Investor Fund or the Emerging Markets Fund, the Conservative Allocation Fund or the Aggressive Allocation Fund under the Investment Advisory Agreements for the year ended June 30, 1996, as such Funds had not commenced operations as of that date.

         Unless sooner terminated, each of the Investment Advisory Agreements continues in effect as to a particular Fund for successive one-year periods ending December 31 of each year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses), and a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreements by votes cast in person at a meeting called for such purpose. Unless sooner terminated, the Current Sub-Investment Advisory Agreement continues in effect successive one-year periods ending December 31, if such continuance is approved as described above with respect to the Investment Advisory Agreements. The Investment Advisory Agreements and the Current Sub-Investment Advisory Agreement are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by First of America or, in the case of Gulfstream, on 150 days' prior written notice from Gulfstream. Such Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreements and the Current Sub-Investment Advisory Agreement provide that neither First of America nor Gulfstream shall be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of their duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective investment adviser or subadviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

         From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective shareholders of the Funds may include descriptions of the Investment Adviser or Subadviser including, but not limited to, (i) descriptions of the Investment Adviser's or Subadviser's operations; (ii) descriptions of certain personnel and their functions; and
(iii) statistics and rankings related to the Investment Adviser's or Subadviser's operations.

Portfolio Transactions

         With respect to all Funds of the Group other than the International Fund and Emerging Markets Fund, pursuant to the First Investment Advisory Agreements, First of America determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. With respect to the International Fund, Emerging Markets Fund and the portion of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund invested in foreign securities, pursuant to the terms of the Current Sub-Investment Advisory Agreement, Gulfstream determines, subject to the general supervision of First of America, the Board of Trustees of the Group and in accordance with each of the


STATEMENT OF ADDITIONAL INFORMATION
investment objectives and restrictions of these Funds, which securities are to be purchased and sold by the International Fund, Emerging Markets Fund and foreign securities portion of the Conservative Allocation Fund, Balanced Allocation Fund, and Aggressive Allocation Fund, and which brokers are to be eligible to execute the portfolio transactions of the International Fund, Emerging Markets Fund and foreign securities portion of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund.

         Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by First of America or Gulfstream in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to First of America or Gulfstream may receive orders for transactions on behalf of the Group. Information so received is in addition to and not in lieu of services required to be performed by First of America or Gulfstream and does not reduce the fees payable to such advisers by the Group or First of America, as the case may be. Such information may be useful to First of America or Gulfstream in serving both the Group and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to such advisers in carrying out their obligations to the Group.

         While First of America and Gulfstream generally seek competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction for reasons discussed above. For the fiscal years ended June 30, 1996, 1995 and 1994, the Group paid an aggregate of approximately $3,615,061, $9,577,000 and $3,528,301, respectively, as brokerage commissions on behalf of the Funds.

         The Group will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with FOA-Michigan (the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOAMichigan's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund of the Group are made independently from those for the other Funds or any other portfolio, investment company or account managed by First of America. Any such other portfolio, investment company or account may also invest in the same securities as the Group. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which First of America believes to be equitable to the Fund(s) and such


STATEMENT OF ADDITIONAL INFORMATION
other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, First of America may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other portfolio, investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreements, in making investment recommendations for the Group, First of America will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of First of America, its parent or its subsidiaries or affiliates and, in dealing with its customers, First of America, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Group.
         Each of the Prime Obligations Fund, Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund and U.S. Government Income Fund held, from time to time during the fiscal year ended June 30, 1996, securities of its regular brokers or dealers, as defined in Rule 10b-l under the 1940 Act, or their parent companies, including: with respect to the Prime Obligations Fund, those of American Express, Associates Corp., Bank of America, Bank of California, Barclays, Bear Stearns, Beneficial, Chase Securities, Chemical Bank, Citicorp, Commerze Bank, Dean Witter, John Deere, First Boston, First Chicago, Ford Motor Credit, GE Capital Corp., GMAC, Goldman Sachs, International Business Machines, Lehman Brothers, Merrill Lynch, Mitsubishi Global, JP Morgan, Morgan Stanley, Nomura Securities, Norwest, Paine Webber, Prudential Bache, Republic, Sanwa Bank, Smith Barney, Societe Generale and Wachovia Bank; with respect to the Balanced Allocation Fund, those of Dean Witter, GMAC and Goldman Sachs; with respect to the Bond Fund, those of Associates Corp., John Deere, Dresdner, First Union, Ford Motor Credit, GMAC, Goldman Sachs, Lehman Brothers, Morgan Stanley, Prudential Bache and Salomon Brothers; with respect to the Limited Maturity Bond Fund, those of American Express, Bank of America, Barclays, Goldman Sachs, Lehman Brothers and Wachovia Bank; and with respect to the U.S. Government Income Fund, those of Lehman Brothers and Prudential Bache. As of June 30, 1996, the Prime Obligations Fund held the following amounts of the securities of American Express, Associates Corp., Bank of America, Bear Stearns, Chase, Chemical Bank, Dean Witter, First Chicago, GE Capital Corp., GMAC, Goldman Sachs, JP Morgan, Merrill Lynch, Mitsubishi Global, Morgan Stanley, Nomura, Norwest, Paine Webber, Smith Barney and Societe Generale, respectively:
$4,966,937.50, $4,966,937.50, $5,000,000.00, $12,000,000.00, $4,891,055.56,
$6,986,525.00, $11,015,574.14, $5,034,393.43, $8,292,443.21, $9,750,333.33,
$45,046,947.22, $9,923,000.00, $6,967,570.56, $9,997,055.56, $35,000,000.00,
$19,000,000.00, $4,963,454.17, $25,000,000.00, $5,005,096.44 and $4,989,986.11.
As of June 30, 1996, the Balanced Allocation Fund held the following amounts of the securities of Dean Witter, GMAC, Goldman Sachs and Lehman Brothers, respectively: $496,875.00, $657,000.00, $3,579,000.00 and $2,331,031.00. As of
June 30, 1996, the Bond Fund held the following amounts of the securities of Ford Motor Credit, GMAC, Goldman Sachs, Lehman Brothers, Morgan Stanley and Prudential Bache, respectively: $3,011,250.00, $5,012,500.00, $970,000.00,
$9,482,282.50, $20,000,000.00 and $6,938,750.00. As of June 30, 1996, the
Limited Maturity Bond Fund held the following amounts of the securities of American Express, Barclays, Goldman Sachs, Lehman Brothers and Wachovia Bank, respectively: $3,247,500.00, $3,236,250.00, $5,717,000.00, $11,539,040.97 and
$1,001,250.00. As of June 30, 1996, the U.S. Government Income Fund held $648,358.68 of the securities of Prudential Bache.
STATEMENT OF ADDITIONAL INFORMATION

Glass-Steagall Act

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. The Office of the Comptroller of the Currency, which has jurisdiction over national banks and their subsidiaries, has specifically permitted national banks and their subsidiaries to act as investment advisers to investment companies.

         First of America believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectuses, this Statement of Additional Information and the Investment Advisory Agreements without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict First of America from continuing to perform such services for the Group. Depending upon the nature of any changes in the services which could be provided by First of America, the Board of Trustees of the Group would review the Group's relationship with First of America and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of First of America and/or FABC's affiliated and correspondent banks in connection with customer purchases of shares of the Group, those banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Group's method of operations would affect its daily net asset value per share or result in financial losses to any customer.

Administrator and Sub-Administrator

         BISYS, formerly the Winsbury Company Limited Partnership, serves as administrator (the "Administrator") to the Group pursuant to the Administration Agreement dated January 1, 1995, as amended (the "Administration Agreement"). The Administrator assists in supervising all

STATEMENT OF ADDITIONAL INFORMATION
operations of each Fund (other than those performed by First of America under the Investment Advisory Agreements, by Gulfstream under its Sub-Investment Advisory Agreements, by Union Bank of California, N.A. ("Union Bank" or the "Custodian") under the Custody Agreement, and by BISYS Ohio under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Group; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; in the case of the Money Market Funds, determine the actual variance from $1.00 of the Fund's net asset value per share; and generally assist in all aspects of the Group's operations other than those performed by First of America under the Investment Advisory Agreements, by Gulfstream under its Sub-Investment Advisory Agreements, by Union Bank under the Custody Agreements and by BISYS under the Transfer Agency Agreement and Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Pursuant to its authority to delegate its responsibilities under the Administration Agreement, the Administrator has engaged First of America to provide certain services as SubAdministrator to the Funds of the Group. First of America serves as Sub-Administrator to the Group pursuant to a Sub-Administration Agreement dated as of January 1, 1995, as amended, and receives a fee from the Administrator for its services. Under the Sub-Administration Agreement, First of America will assist the Administrator by providing, upon the request of the Administrator, services which are incidental to, but not included among, its duties as Investment Adviser to the Group. These services include preparation of reports and documents necessary to calculate daily expense accruals, to update the financial accounts and records of the Funds and to prepare certain federal and state tax returns.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) the fee calculated at the annual rate of 0.20% of that Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon in writing by the Group and the Administrator. As Sub-Administrator, First of America is entitled to receive a fee from the Administrator of not more than 0.05% of each Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

STATEMENT OF ADDITIONAL INFORMATION

         For the fiscal years ended June 30, 1996, 1995 and 1994, the Administrator collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its administrative services to the indicated Funds:

                                                  Fiscal Years Ended June 30,
------------------------------------------------------------------------------------------------------------------------------------
                 FUND                               1996                            1995                            1994
                 ----                               ----                            ----                            ----
                                           Gross           Fees           Gross             Fees           Gross            Fees
                                            Fees         Voluntarily       Fees           Voluntarily       Fees         Voluntarily
                                         Collected        Reduced        Collected         Reduced        Collected        Reduced
                                         ---------        -------        ---------         -------        ---------        -------
Prime Obligations                        $1,572,135      $  157,229      $1,434,946         143,495      $1,250,448      $  125,045
U.S. Government Obligations                 819,490          81,957         701,552          70,152         848,651          84,868
Tax-Free                                    314,749          31,478         268,951          79,617         263,725         131,863
Small Capitalization                      1,153,042           1,736         750,375             651         721,500              --
Mid Capitalization                        1,635,613              --       1,265,595           2,276       1,306,414              --
Large Capitalization(2)                     108,242           4,880              --              --              --              --
Equity Income                               855,486              28         852,286              --         944,404              --
International                               677,155             613         591,063          76,940         478,241         120,283
Bond                                      1,109,936         277,654         990,679         370,343         955,299         477,726
Limited Maturity Bond                       312,256          78,030         339,574         129,552         355,622         177,872
Intermediate Government Obligations         535,839         133,851         580,023         221,339         639,471         319,758
Municipal Bond                              291,628         145,801         300,867         136,085         323,811         176,224
Michigan Bond                               446,907         223,479         433,991         216,973         438,133         219,139
Balanced Allocation                         233,664             176         185,236          22,533         121,896          30,621
Government Income                           374,069          93,652         314,713         118,390         276,813         138,554
Treasury(1)                                 649,909         324,958         419,065         297,087         119,319         119,319


(1)Commenced operations December 1, 1993
(2)Commenced operations December 27, 1995

         Unless sooner terminated as provided therein, the Administration Agreement and the Sub-Administration Agreement will continue in effect until December 31, 1999. The Administration Agreement and the Sub-Administration Agreement thereafter shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement and the Sub-Administration Agreement are each terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement (or Sub-Administration Agreement, as the case may be) and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Group's Board of Trustees or by the Administrator (or Sub-Administrator, in the case of the Sub-Administration Agreement).

         The Administration Agreement and the Sub-Administration Agreement provide that the Administrator and the Sub-Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Group in connection with the matters to which the Administration Agreement or the Sub-Administration Agreement relate, except a loss resulting

STATEMENT OF ADDITIONAL INFORMATION
from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator or the Sub-Administrator of its obligations and duties thereunder.

Expenses

         If total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, First of America, Gulfstream (only with respect to the International Fund and Emerging Markets Fund) and the Administrator will reimburse that Fund by the amount of such excess in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Group's Funds limits each Fund's aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2 1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of a Fund's average net assets, and 1 1/2% of a Fund's remaining average net assets. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by FABC or its affiliated or correspondent banks for cash management services are not included within Group expenses for purposes of any such expense limitation.

Distributor

         BISYS, formerly The Winsbury Company Limited Partnership, serves as Distributor to the Group pursuant to the Distribution Agreement dated October 1, 1993 (the "Distribution Agreement"), as amended. Unless otherwise terminated, the Distribution Agreement remains in effect for successive one-year periods ending December 31 of each year if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         For the Group's fiscal years ended June 30, 1996, 1995 and 1994, total commissions paid in connection with sales of the Group's shares were $4,099,106, $3,263,580 and $5,274,080, respectively. Of that amount BISYS retained $3,814,505, $2,951,224 and $3,721,159, respectively.

         As described in the Prospectuses, the Group has adopted an Investor A Distribution and Shareholder Service Plan with respect to Investor A Shares (the "Investor A Plan"), an Investor B Distribution and Shareholder Service Plan with respect to Investor B Shares (the "Investor B Plan") and an Investor C Distribution and Shareholder Service Plan with respect to the Investor C Shares (the "Investor C Plan") (the Investor A Plan, Investor B Plan and Investor C Plan together are hereinafter referred to as the "Plans") pursuant to Rule 12b-1 of the 1940. Pursuant to these Plans, the Funds are authorized to pay or reimburse BISYS, as Distributor, for certain expenses that are incurred in connection with the provision of shareholder and distribution services. Pursuant to the Investor A Plan, a Fund is authorized to pay BISYS, as Distributor of Investor A Shares, a distribution and shareholder service fee in an amount not to exceed on an annual

STATEMENT OF ADDITIONAL INFORMATION
basis 0.25% of the average daily net assets of Investor A Shares of a Fund (the "Distribution and Service Fee"). Such amount may be used by BISYS to pay banks and their affiliates (including FOA-Michigan and its affiliates), and other institutions, including broker-dealers (collectively, "Participating Organizations") for distribution or shareholder services provided or expenses incurred in provided such services pursuant to an agreement between BISYS and the Participating Organization.

         Pursuant to the Investor B Plan, each Fund is authorized to pay BISYS, as Distributor of Investor B Shares, a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B Shares of a Fund (the "Distribution Fee"). Such amounts may be used by BISYS to pay Participating Organizations for distribution assistance or to reimburse them for expenses incurred in providing distribution assistance pursuant to an agreement between BISYS and the Participating Organization. Also pursuant to the Investor B Plan, a Fund is authorized to pay BISYS a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B Shares of a Fund (the "Service Fee"). Such amounts may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.

         Pursuant to the Investor C Plan, each Fund is authorized to pay BISYS, as Distributor of Investor C Shares, a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor C Shares of a Fund (the "Distribution Fee"). Such amounts may be used by BISYS to pay Participating Organizations for distribution assistance or to reimburse them for expenses incurred in providing distribution assistance pursuant to an agreement between BISYS and the Participating Organization. Also pursuant to the Investor C Plan, a Fund is authorized to pay BISYS a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor C Shares of a Fund (the "Service Fee"). Such amounts may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.

         As required by Rule 12b-1, the Investor A Plan was approved by the holders of the Investor A Shares and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of that Plan (the "Independent Trustees"). The Investor B Plan has been approved by the Board of Trustees, including a majority of the Independent Trustees, and by the initial Investor B Shareholders of each Fund. The Investor C Plan has been approved by the Board of Trustees, including a majority of the Independent Trustees, and by the initial Investor C Shareholders of each Fund.
         For the fiscal year ended June 30, 1996, BISYS received $1,956,455 pursuant to the Investor A Plan to compensate dealers for their distribution and shareholder service assistance. Of that amount, BISYS received $292,663 for payments to FSI and $291,885 for payments to FABC under the Investor A Plan.

         For the fiscal year ended June 30, 1996, BISYS received $656,421 pursuant to the Investor B Plan to compensate dealers for their distribution and shareholder service assistance.
STATEMENT OF ADDITIONAL INFORMATION

         For the fiscal year ended June 30, 1996, BISYS received $24,311 pursuant to the Investor C Plan to compensate dealers for their distribution and shareholder service assistance. Of that amount, BISYS received $12,927 for payments to FSI under the Investor C Plan.
         The Plans may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the applicable class of the Fund. Any change in a Plan that would materially increase the distribution cost to the Fund requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of a Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class of the Fund. The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plans should be implemented or continued. In addition the Trustees in approving the Plans must determine that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

         The Board of Trustees of the Group believes that the Plans are in the best interests of the Funds since they encourage Fund growth. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         As authorized by the Investor A Plan, BISYS has entered into a Participating Organization Agreement with First of America Securities, Inc. ("FSI"), a wholly-owned subsidiary of FABC and an affiliate of FOA Brokerage, as a party and on behalf of FOA Brokerage, pursuant to which both FSI and FOA Brokerage have agreed to provide certain distribution, administrative and shareholder support services in connection with Investor A Shares purchased through accounts of FSI and FOA Brokerage. Such services include, but are not limited to, advertising and marketing the Investor A Shares, answering routine questions concerning the Fund and distributing prospectuses to persons other than shareholders of the Funds and providing such office space, equipment, telephone and personnel as is necessary and appropriate to accomplish such matters. In consideration for such services, BISYS has agreed to pay FSI a monthly fee, computed at the annual rate of 0.10% for the Money Market Funds and 0.25% for the other Funds of the average aggregate net asset value of Investor A Shares held during the period in customer accounts for which FSI or FOA Brokerage has provided services under this Agreement. FSI is responsible for making any applicable payments to FOA Brokerage. BISYS will be compensated by each Fund in an amount equal to its payments to FSI under the Participating Organization Agreement with respect to the Investor A Shares of that Fund. Such fee may exceed the actual costs incurred by the FOA Brokerage and FSI in providing the services.

STATEMENT OF ADDITIONAL INFORMATION

         Also in accordance with the Investor A Plan, BISYS has entered into a Participating Organization Agreement with FABC on behalf of its wholly-owned subsidiary banks (the "Subsidiary Banks"), pursuant to which the Subsidiary Banks have agreed to provide certain distribution, administrative and shareholder support services in connection with Investor A Shares purchased through their accounts. Such services include, but are not limited to, advertising and marketing the Investor A Shares, answering routine questions concerning the Fund and distributing prospectuses to persons other than shareholders of the Funds and providing such office space, equipment, telephone and personnel as is necessary and appropriate to accomplish such matters. In consideration for such services, BISYS has agreed to pay FABC a monthly fee, computed at the annual rate of up to 0.10% for the Money Market Funds and up to 0.25% for the Non-Money Market Funds of the average aggregate net asset value of Investor A Shares held during the period in customer accounts for which the Subsidiary Banks have provided services under this Agreement. FABC is responsible for making any applicable payments to each Subsidiary Bank. BISYS will be compensated by each Fund in an amount equal to its payments to FABC under the Participating Organization Agreement with respect to the Investor A Shares of that Fund. Such fee may exceed the actual costs incurred by the Subsidiary Banks in providing the services.

         As authorized by the Investor B Plan, BISYS has entered into a Service and Commission Agreement with Security Distributors, Inc. ("SDI"), Security Benefit Group, Inc. ("SBG") and First of America Brokerage Service, Inc. ("FOA-Brokerage") which relates to purchases of Investor B Shares made prior to January 1, 1995. Pursuant to the Service and Commission Agreement, FOA-Brokerage performs certain brokerage and related services in connection with the purchase of Investor B Shares by its customers and maintains shareholder accounts for such customers. Also pursuant to the Service and Commission Agreement, SBG provides financing assistance, consistent with the Investor B Plan, in connection with the services performed by FOA-Brokerage. Services provided by FOA-Brokerage include placing orders to purchase Investor B Shares, as agent for its customers, pursuant to the terms of its Dealer Agreement; providing shareholder liaison services; responding to inquiries; providing such information as FOA-Brokerage and SDI mutually determine to be appropriate in order to properly maintain shareholder accounts; and providing at its own expense such office space, equipment, facilities and personnel as may be reasonably necessary or beneficial in order to provide such services to customers. In consideration for such services, FOA-Brokerage receives from SBG a commission rate of 4.00% of the net asset value of Investor B Shares purchased by FOA-Brokerage as agent for its customers. SDI, either directly or through an affiliate, receives amounts specified in the Shareholder Services and Financing Agreement dated February 1, 1994 between BISYS and SDI. Under that Agreement, SDI receives compensation for financing assistance at the annual rate of up to 0.75% of the average daily net assets of Investor B Shares of each Fund and compensation for shareholder support services at an annual rate of up to 0.25% of the average daily net assets of the Investor B Shares of each Fund.

         As authorized by the Investor C Plan, BISYS has entered into a Participating Organization Agreement with FSI, pursuant to which FSI has agreed to provide certain shareholder and distribution services in connection with Investor C Shares of the Funds purchased and held by FSI for the accounts of its customers and Investor C Shares of the Funds purchased through accounts of FSI. Such services include, but are not limited to, printing and distributing prospectuses to persons other than holders of Investor C Shares of the Funds and printing and distributing advertising and sales literature in connection with the sale of Investor C Shares;

STATEMENT OF ADDITIONAL INFORMATION
answering routine customer questions concerning the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration for such services BISYS has agreed to pay FSI a monthly fee, computed at the annual rate of up to 1.00% of the average aggregate net asset value of Investor C Shares held during the period in customer accounts for which FSI has provided services under this Agreement. BISYS will be compensated by the Funds in an amount equal to its payments to FSI under the Participating Organization Agreement. Such fee may exceed the actual costs incurred by FSI in providing the services.

Custodian, Transfer Agent and Fund Accounting Services

         Union Bank, formerly The Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111, serves as custodian to the Group with respect to each Fund, except the International Fund and Emerging Markets Fund, pursuant to the Custody Agreement dated as of October 18, 1991, as amended. Union Bank serves as custodian to the International Funds and Emerging Markets Fund pursuant to a Custodian Agreement dated as of July 30, 1995 (the Custody Agreement and the Custodian Agreement together referred to as the "Custody Agreements"). Union Bank's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

         BISYS Ohio, formerly The Winsbury Service Corporation, serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all Funds of the Group pursuant to the Transfer Agency Agreement dated as of August 8, 1990, as amended. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services: maintenance of shareholder records for each of the Group's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Group on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services, the Transfer Agent receives a fee based on the number of shareholders of record. For the fiscal years ended June 30, 1996, 1995 and 1994, the Transfer Agent received $1,663,309, $1,862,374 and
$932,574.74, respectively, from the Group for services as transfer agent for all portfolios of the Group.

         In addition, BISYS Ohio provides certain fund accounting services to the Group pursuant to a Fund Accounting Agreement dated January 26, 1993, as amended. BISYS Ohio receives a fee for such services, computed daily and paid periodically at an annual rate of 0.016% of the average daily net assets of each Money Market Fund and 0.022% of the average daily net assets of each of the other Funds. Under such Agreement, BISYS Ohio maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the daily net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' Custodian, affirmation to the Funds' Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Funds' Custodian of all daily

STATEMENT OF ADDITIONAL INFORMATION
trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds. For such services, for the three fiscal years ended June 30, 1996, 1995 and 1994, BISYS Ohio received $1,491,244, $1,024,476 and $1,245,655, respectively, from the Group.

Independent Auditors

         The Financial Statements of the Group as of June 30, 1996, which appear in the Group's Annual Report dated June 30, 1996, have been audited by Coopers & Lybrand L.L.P., 100 East Broad Street, Columbus, Ohio 43215, independent auditors. The Financial Statements are incorporated herein by reference to the Annual Report in reliance upon such report and on the authority of Coopers & Lybrand L.L.P. as experts in auditing and accounting.

Legal Counsel

         Howard & Howard Attorneys, P.C., 107 West Michigan Avenue, Kalamazoo, Michigan 49007 is counsel to the Group and will pass upon certain legal matters pertaining to the shares offered hereby. Howard & Howard serves as legal counsel to the Investment Adviser and its parent and, from time to time, its affiliates.

                             ADDITIONAL INFORMATION

Description of Shares

         The Parkstone Group of Funds is a Massachusetts business trust. The Group was organized on March 25, 1987, and the Group's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on March 27, 1987. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Group presently has twenty series of shares, representing interests in each series of the Group, eighteen of which are currently offered on a continuous basis. The shares of each of the Funds of the Group, other than the Money Market Funds, the Tax-Free Income Funds, the Conservative Allocation Fund and the Aggressive Allocation Fund are offered in four separate classes:
Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of the Money Market Funds are offered in two separate classes:
Investor A Shares and Institutional Shares, except for the Municipal Investor Fund which offers only Investor A Shares. Shares of the Tax-Free Income Funds are offered in three classes: Investor A Shares, Investor B Shares and Institutional Shares. The Conservative Allocation Fund and the Aggressive Allocation Fund only offer Institutional Shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Group's shares will be fully

STATEMENT OF ADDITIONAL INFORMATION
paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

Vote of a Majority of the Outstanding Shares

         As used in the Prospectuses and the Statement of Additional Information, a "vote of a majority of the outstanding shares of the Group or the Fund", means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Group or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Group or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Group or the Fund.

Shareholder and Trustee Liability

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Group's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Group, and that every written agreement, obligation, instrument, or undertaking made by the Group shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Group shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Group, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Group shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Group's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful

STATEMENT OF ADDITIONAL INFORMATION
misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Group shall look solely to the assets of the trust for payment.

Additional Tax Information

         Individual federal income tax is computed on the basis of five graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. The benefit of the personal exemptions and the benefit of itemized deductions are phased out by a rate adjustment for taxpayers with gross income in excess of certain threshold amounts resulting in a marginal federal tax rate in excess of 39.6%. The maximum tax rate applicable to corporations is 35%. Although a corporation's taxable income of less than $10 million is subject to tax at lower rates, the benefit of these lower rates is phased out for corporations with income in excess of $15 million resulting in a maximum effective marginal tax rate of 38%.

         For non-corporate taxpayers, the maximum tax rate imposed on net capital gains is 28%. The limitation on the deductibility of capital losses has been retained. Capital losses may be used to offset capital gains. Individual taxpayers may deduct up to $3,000 of net capital loss each year to offset ordinary income and excess capital losses may be carried forward in future years.

         The Code generally permits a corporation to deduct 70% of dividends received from domestic corporations. Each of the Group's Funds will designate the portion of any dividend distributions for which the dividend received deduction will be allowed. The amount so designated may not exceed the aggregate amount of dividends from domestic corporations that otherwise qualify for the dividends received deduction received by the Fund for its taxable year.

         A non-deductible excise tax is also imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of interest or dividends.

         Although each of the Funds expects to qualify as a "regulated investment company" ("RIC") and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded RICs, all of its

STATEMENT OF ADDITIONAL INFORMATION
taxable income will be subject to Federal tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible to receive the dividends-received deduction for corporations.

         A portion of the difference between the issue price and the face amount of zero coupon securities ("Original Issue Discount") will be treated as income to any Fund holding securities with Original Issue Discount each year, although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of that investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

         A Fund's investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and certain equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include regulated futures contracts, foreign currency contracts, non-equity options and dealer equity options.

         Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the International Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund's shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

         When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short-term

STATEMENT OF ADDITIONAL INFORMATION
capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

         As a RIC, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit a Fund's ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within such Fund, resulting additional short-short income for the Fund.

         Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.

         In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of 90% limitation if such gains are not directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be indirectly related to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining a Fund's compliance with the 30% limitation. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.

         The Federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above or be deemed to be derived from the disposition of securities held less than three months in determining a Fund's compliance with the 30% limitation. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with these requirements.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its shareholders and this discussion is not intended as substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of

STATEMENT OF ADDITIONAL INFORMATION
the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the Exempt Funds

         As indicated in the Prospectuses, the Exempt Funds are designed to provide shareholders with current tax-exempt interest income. The Exempt Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Exempt Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plan, and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Exempt Funds' dividends being tax-exempt; furthermore, such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Exempt Funds may not be appropriate investments for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by an Exempt Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

         The percentage of total dividends paid by an Exempt Fund with respect to any taxable year which qualifies as federal exempt interest dividends will be the same for all shareholders receiving dividends during such year. In order for an Exempt Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter, at least 50% of the aggregate value of the Exempt Fund must consist of exempt-interest obligations. In addition, the Exempt Fund must distribute 90% of the aggregate exempt-interest income and 90% of the investment company taxable income earned by it during the taxable year. After the close of an Exempt Fund's taxable year, the Exempt Fund will notify each shareholder of the portion of the dividends paid by the Exempt Fund to the shareholder with respect to such taxable year which constitutes an exempt-interest dividend. However, the aggregate amount of dividends as designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Exempt Fund during the taxable year over any amounts disallowed as deductions under Section 265 and 171(a)(2) of the Code.

         Under the Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986, must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the 24% alternative minimum tax for individuals and the 20% alternative minimum tax for corporations. These private activity bonds include: certain bonds issued to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, and government-owned airports, docks and wharves and mass commuting facilities; certain qualified mortgage, student loan and redevelopment bonds; and certain bonds issued as part of "small issues" for industrial facilities. In the case of corporations,

STATEMENT OF ADDITIONAL INFORMATION
alternative minimum taxable income will also include an item of tax preference consisting of 75% of the excess of the corporation's "adjusted current earnings" over the corporation's other alternative minimum taxable income, and for this purpose all tax-exempt interest dividends will be included in the corporation's "adjusted current earnings. In addition, tax-exempt interest dividends paid to corporate investors may be subject to an environmental tax which is imposed at the rate of 0.12% on the excess of the modified alternative minimum taxable income of a corporation over $2 million.

         While each Exempt Fund does not expect to earn any investment company taxable income, taxable income earned by each Exempt Fund will be distributed. In general, the investment company taxable income will be the taxable income of each Exempt Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Each Exempt Fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether paid in cash or additional shares). While each Exempt Fund does not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed annually. Each Exempt Fund will have no federal tax liability and the Michigan Bond Fund will have no state tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Exempt Fund's shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by each Exempt Fund to shareholders after the close of each Exempt Fund's taxable year. See "Additional Tax Information" above.

         As indicated in the Prospectuses, each Exempt Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES-Additional Information on Portfolio Instruments-Puts" in this Statement of Additional Information. The policy of each Exempt Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that each Exempt Fund could acquire under the 1940 Act. Therefore, although each Exempt Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

         Although each Exempt Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Exempt Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year an Exempt Fund does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

STATEMENT OF ADDITIONAL INFORMATION

         Income itself exempt from federal income taxation may be considered in addition to taxable income when determining whether social security payments received by a shareholder are subject to federal income taxation.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Exempt Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of each Exempt Fund or its shareholders or of Michigan state income or intangible taxes treatment of the Michigan Bond Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of these Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the International Fund and Emerging Markets Fund

         The International Fund and Emerging Markets Fund may each invest in non-U.S. corporations, which would be treated as "passive foreign investment companies" ("PFICs") under the Code and which will result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the International Fund and Emerging Markets Fund do invest in PFICs, each may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the International Fund and Emerging Markets Fund do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the International Fund and Emerging Markets Fund' shareholders. Therefore, the payment of this tax would reduce the International Fund's and Emerging Markets Fund's economic return from their PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

         If, for any reason, either the International Fund or the Emerging Markets Fund were treated as being a United Kingdom ("UK") resident, the worldwide income and capital gains of the International Fund or the Emerging Markets Fund would be subject to UK tax. If, for any reason, the International Fund or the Emerging Markets Fund were treated as having a permanent establishment in the UK, that Fund's UK source income (although not its capital gains), if any, would become subject to UK tax and certain other advantages otherwise available to the International Fund or the Emerging Markets Fund under the double tax treaty between the UK and the U.S. would not be available. Provided that the International Fund or the Emerging Markets Fund are not treated as being resident or having a permanent establishment in the UK, such Funds will not incur any UK tax liability with respect to the types of income or gains that they are likely to receive, except with respect to income on UK securities held in the portfolios of the International Fund and the Emerging Markets Fund. The Group believes that it would be highly unlikely for either Fund to be deemed or treated as being UK residents for UK tax purposes or having a permanent establishment in the UK pursuant to the double tax treaty between the U.S. and the UK as a result of the activities of both Funds' Subadviser, Gulfstream.

STATEMENT OF ADDITIONAL INFORMATION

Yields of the Money Market Funds

         For the seven-day period ended June 30, 1996, the yield and compounded effective yield for the Investor A Shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.57% and 4.67%; 4.44% and 4.54%; 4.38% and 4.48%; and 2.51% and
2.54%. For the thirty-day period ended June 30, 1996, the yield and compounded effective yield for the Investor A Shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.70% and 4.81%; 4.59% and 4.70%; 4.61% and 4.72: and 2.59% and
2.62%.

         For the seven-day period ended June 30, 1996, the yield and compounded effective yield for the Institutional Shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.82% and 4.94%; 4.69% and 4.80%; 4.63% and 4.74%; and 2.76% and
2.80%. For the thirty-day period ended June 30, 1996, the yield and compounded effective yield for the Institutional Shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.80% and 4.92%; 4.69% and 4.80%; 4.71% and 4.82%; and 2.69% and
2.72%.

         Because the Municipal Investor Fund had not commenced operations during this period, yield calculations for this Fund were unavailable as of the date of this Statement of Additional Information.

         The standardized seven-day yield for each of the Money Market Funds is computed: (1) by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in that Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of each of the Money Market Funds includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non-recurring account or sales charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

         The effective yield for each of the Money Market Funds is computed by compounding the base period return, as calculated above by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

         Each of the thirty-day yields and effective yields is calculated as described above except that the base period is 30 days rather than 7 days.

         For the seven-day period ended June 30, 1996, the tax-equivalent yield (using a federal income tax rate of 39.6%) of the Investor A Shares of the Tax-Free Fund was 4.16% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was

STATEMENT OF ADDITIONAL INFORMATION

4.21%. For the thirty-day period ended June 30, 1996, the tax-equivalent yield of the Investor A Shares of the Tax-Free Fund (using a federal income tax rate of 39.6%) was 4.29% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 4.34%.

         For the seven-day period ended June 30, 1996, the tax-equivalent yield (using a federal income tax rate of 39.6%) of the Institutional Shares of the Tax-Free Fund was 4.57% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 4.64%. For the thirty-day period ended June 30, 1996, the tax-equivalent yield of the Institutional Shares of the Tax-Free Fund (using a federal income tax rate of 39.6%) was 4.45% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 4.50%.

         The Tax-Free Fund's tax-equivalent yields were computed by dividing that portion of the Tax-Free Fund's yield which is tax-exempt by one minus the stated income tax rate and adding the result to that portion, if any, of the Tax-Free Fund's yield that is not tax-exempt. The Tax-Free Fund's tax-equivalent effective yields were computed by dividing that portion of the effective yield which is tax-exempt by one minus the stated income tax rate and adding to that result the portion, if any, of the Tax-Free Fund's effective yield that is not tax-exempt.

Yields of the Non-Money Market Funds.

         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         In addition, for the Municipal Bond Fund and the Michigan Bond Fund, tax-equivalent yields will be computed by dividing that portion of a Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of that Fund which is not tax exempt.

Calculation of Total Return

         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains

STATEMENT OF ADDITIONAL INFORMATION
distributions which are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and (less the maximum sales charge, if any) all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and
(4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         For the one-year period ended June 30, 1996, the five-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor A Shares of the following Funds, assuming the imposition of the maximum sales load, were: Small Capitalization Fund, 43.18%, 27.71% and 22.48%; Mid Capitalization Fund, 23.74%, 16.06% and 14.99%; Equity Income Fund, 19.45%, 11.23% and 12.48%; Bond Fund,
0.13%, 6.75% and 7.29%; Limited Maturity Bond Fund, 0.24%, 5.32% and 6.26%;
Intermediate Government Obligations Fund (0.43)%, 5.52% and 6.37%; Municipal Bond Fund, 0.15%, 5.20% and 5.69% and Michigan Bond Fund, 0.37%, 5.41% and 5.63%. For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor A Shares of the following Funds, assuming the imposition of the maximum sales load, were: Balanced Allocation Fund, 12.27% and 9.85%; Government Income Fund, 1.43% and 4.39%; and International Fund, 9.46% and 10.46%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor A shares of the Large Capitalization Fund, assuming the imposition of the maximum sales load, was 4.05%.

         For the one-year period ended June 30, 1996, the five-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor A Shares of the following Funds, excluding the effect of any sales charges, were: Small Capitalization Fund, 49.93%, 28.89% and 23.22%; Mid Capitalization Fund, 29.57%, 17.13% and 15.68%; Equity Income Fund, 25.05%, 12.26% and 13.16%; Bond Fund,
4.27%, 7.63% and 7.87%; Limited Maturity Bond Fund, 4.37%, 6.17% and 6.83%;
Intermediate Government Obligations Fund, 3.69%, 6.39% and 6.94%; Municipal Bond Fund, 4.29%, 6.07% and 6.26%; and Michigan Bond Fund, 4.57%, 6.27% and 6.35%.
For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor A Shares of the following Funds, excluding the effect of any sales charges, were: Balanced Allocation Fund, 17.51% and 11.00%; Government Income Fund, 5.97% and 5.58%; and International Fund, 14.65% and 11.92%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor A Shares of the Large Capitalization Fund, excluding the effect of any sales charges, was 8.99%.

         For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor B Shares of the following Funds, assuming the imposition of the maximum contingent deferred sales charges, were: Small Capitalization Fund, 44.87% and 28.82%; Mid Capitalization Fund, 24.59% and 13.94%; Equity Income Fund, 20.11% and 8.21%; Bond Fund (0.47)% and 2.47%; Limited

STATEMENT OF ADDITIONAL INFORMATION

Maturity Bond Fund (0.47)% and 2.13%; Intermediate Government Obligations Fund (0.95)% and 1.85%; Municipal Bond Fund (0.52)% and 1.33%; Balanced Allocation Fund, 12.71% and 9.15%; Government Income Fund, 0.86% and 3.06%; Michigan Bond Fund (0.24)% and 1.36%; and International Fund, 9.33% and (0.05)%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor B Shares of the Large Capitalization Fund, assuming the imposition of the maximum contingent deferred sales charge, was 4.77%.

         For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor B Shares of the following Funds, excluding the effect of any contingent deferred sales charges, were: Small Capitalization Fund, 48.87% and 26.69%; Mid Capitalization Fund, 28.59% and 14.97%; Equity Income Fund, 24.11% and 9.32%; Bond Fund, 3.46% and 3.62%; Limited Maturity Bond Fund, 3.43% and 3.26%; Intermediate Government Obligations Fund, 2.93% and 3.00%; Municipal Bond Fund, 3.48% and 2.50%; Balanced Allocation Fund, 16.71% and 10.25%; Government Income Fund, 5.22% and 4.16%; Michigan Bond Fund, 4.13% and 2.53%; and International Fund, 13.33% and 1.16%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor B Shares of the Large Capitalization Fund, excluding the effect of any contingent deferred sales charge, was 8.77%.

         For the one-year period ended June 30, 1996, the five-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor C Shares of the following Funds, assuming the imposition of the maximum contingent deferred sales charges, were: Small Capitalization Fund, 48.32%, 28.62% and 23.05%; Mid Capitalization Fund, 28.69%, 16.74% and 15.43%; Equity Income Fund, 24.17%, 12.00% and 12.99%; Bond Fund, 3.50%, 7.00% and 7.46%; Limited Maturity Bond Fund, 3.71%, 5.27% and 6.24%; and Intermediate Government Obligations Fund, 2.86%, 5.55% and 6.39%. For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor C Shares of the following Funds, assuming the imposition of the maximum contingent deferred sales charges, were: Balanced Allocation Fund, 16.61% and 10.53%; Government Income Fund, 5.25% and 4.55%; and International Fund, 13.62% and 12.12%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor C Shares of the Large Capitalization Fund, assuming the imposition of the maximum contingent deferred sales charge, was 7.14%.


         For the one-year period ended June 30, 1996, the five-year period ended June 30, 1996, and the period from the commencement of operations to June 30, 1996, the average annual total returns for the Investor C Shares of the above Funds, except for the Large Capitalization Fund, excluding the effect of any contingent deferred sales charges, were the same as those assuming the imposition of the maximum contingent deferred sales charges, due to the fact that no charge is imposed upon shares held for one year or more. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Investor C Shares of the Large Capitalization Fund, excluding the effect of any contingent deferred sales charge, was 8.14%.

         For the one-year period ended June 30, 1996, the five-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total

STATEMENT OF ADDITIONAL INFORMATION
returns for the Institutional Shares of the following Funds were: Small Capitalization Fund, 50.03%, 29.09% and 23.24%; Mid Capitalization Fund, 29.93%, 17.26% and 15.76%; Equity Income Fund, 25.30%, 12.38% and 13.23%; Bond Fund,
4.49%, 7.86% and 8.02%; Limited Maturity Bond Fund, 4.65%, 6.30% and 6.91%;
Intermediate Government Obligations Fund, 3.95%, 6.53% and 7.04%; Municipal Bond Fund, 4.55%, 6.19% and 6.33%; and Michigan Bond Fund, 5.12%, 6.39% and 6.45%.
For the one-year period ended June 30, 1996 and the period from the commencement of operations to June 30, 1996, the average annual total returns of the Institutional Shares of the following Funds were: Balanced Allocation Fund, 17.81% and 11.14%; Government Income Fund, 6.34% and 5.75%; and International Fund, 14.76% and 12.21%. For the period from the commencement of operations to June 30, 1996, the aggregate annual total return for the Institutional Shares of the Large Capitalization Fund was 12.86%.

Distribution Rates

         Each of the Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectuses. For the one-year period ended June 30, 1996, the distribution rates for the Investor A Shares of the Funds, including the effect of sales loads and capital gains, were as follows: Small Capitalization Fund, 10.20%; Mid Capitalization Fund, 3.03%; Equity Income Fund, 4.09%; International Fund, 0.07% Balanced Allocation Fund, 6.34%; Bond Fund, 5.71%; Limited Maturity Bond Fund, 6.52%; Intermediate Government Obligations Fund, 5.75%; Government Income Fund, 7.56%; Municipal Bond Fund, 3.70%; and Michigan Bond Fund, 4.54%. For the one-year period ended June 30, 1996, the distribution rates, including the effect of sales loads but excluding the effect of capital gains, for the Investor A Shares of the Funds were as follows: Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Equity Income Fund, 1.64%; International Fund, 0.07%; Balanced Allocation Fund, 2.25%; Bond Fund, 5.71%; Limited Maturity Bond Fund, 6.52%; Intermediate Government Obligations Fund, 5.75%; Government Income Fund, 7.56%; Municipal Bond Fund, 3.70%; and Michigan Bond Fund, 4.54%.

         Excluding the effect of sales loads but including the effect of capital gains, for the one-year period ended June 30, 1996, the distribution rates for the Investor A Shares of the Funds were as follows: Small Capitalization Fund, 10.69%; Mid Capitalization Fund, 3.17%; Equity Income Fund, 4.28%; International Fund, 0.07%; Balanced Allocation Fund, 2.35%; Bond Fund, 5.95%; Limited Maturity Bond Fund, 6.79%; Intermediate Government Obligations Fund, 5.98%; Government Income Fund, 7.87%; Municipal Bond Fund, 3.86%; and Michigan Bond Fund, 4.73%. For the one-year period ended June 30, 1996, the distribution rates, excluding the effect of capital gains and sales loads for the Investor A Shares of the Funds were as follows: Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Equity Income Fund, 1.17%; International Discovery Fund, 0.07%; Balanced Allocation Fund, 6.64%; Bond Fund, 5.95%; Limited Maturity Bond Fund, 6.79%; Intermediate Government Obligations Fund, 5.98%; Government Income Fund, 7.87%; Municipal Bond Fund, 3.86%; and Michigan Bond Fund, 4.43%.

         Distribution rates for the Investor B Shares of the Funds, including the effect of sales loads are not calculated by the Group, nor are they advertised. Excluding the effect of sales loads but including the effect of capital gains, for the one-year period ended June 30, 1996, the distribution rates for the Investor B Shares of the Funds were as follows: Small Capitalization Fund, 10.81%; Mid Capitalization Fund, 3.24%; Equity Income Fund, 3.67%; International Fund,

STATEMENT OF ADDITIONAL INFORMATION

0.00%; Balanced Allocation Fund, 5.98%; Bond Fund, 5.27%; Limited Maturity Bond Fund, 5.99%; Intermediate Government Obligations Fund, 5.27%; Government Income Fund, 7.17%; Municipal Bond Fund, 3.16%; and Michigan Bond Fund, 4.02%. For the one-year period ended June 30, 1996, the distribution rates, excluding the effect of capital gains and sales loads for the Investor B Shares of the Funds were as follows: Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Equity Income Fund, 1.10%; International Fund, 0.00%; Balanced Allocation Fund, 1.68%; Bond Fund, 5.27%; Limited Maturity Bond Fund, 5.99%; Intermediate Government Obligations Fund, 5.27%; Government Income Fund, 7.17%; Municipal Bond Fund, 3.16%; and Michigan Bond Fund, 3.72%.

         Excluding the effect of sales loads, but including the effect of capital gains, for the one-year period ended June 30, 1996, the distribution rates for the Investor C Shares of the Funds were as follows: Small Capitalization Fund, 10.79%; Mid Capitalization Fund, 3.23%; Equity Income Fund, 3.68%; International Fund, 0.20%; Balanced Allocation Fund, 6.00%; Bond Fund, 5.32%; Limited Maturity Bond Fund, 6.31%; Intermediate Government Obligations Fund, 5.41%; and Government Income Fund, 7.20%. For the one-year period ended June 30, 1996, the distribution rates, excluding the effect of capital gains and sales loads for the Investor C Shares of the Funds were as follows: Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Equity Income Fund, 1.12%; International Fund, 0.20%; Balanced Allocation Fund, 1.68%; Bond Fund, 5.32%; Limited Maturity Bond Fund, 6.31%; Intermediate Government Obligations Fund, 5.41%; and Government Income Fund, 7.20%.

         For the one-year period ended June 30, 1996, the distribution rates, including the effect of capital gains, for the Institutional Shares of the Funds were as follows: Small Capitalization Fund, 10.58%; Mid Capitalization Fund, 3.16%; Equity Income Fund, 4.52%; International Fund, 0.25%; Balanced Allocation Fund, 6.88%; Bond Fund, 6.16%; Limited Maturity Bond Fund, 7.06%; Intermediate Government Obligations Fund, 6.23%; Government Income Fund, 8.12%; Municipal Bond Fund, 4.10%; and Michigan Bond Fund, 4.97%. For the one-year period ended June 30, 1996, the distribution rates, excluding the effect of capital gains, for the Institutional Shares of the Funds were as follows: Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Equity Income Fund, 1.95%; International Fund, 0.25%; Balanced Allocation Fund, 2.59%; Bond Fund, 6.16%; Limited Maturity Bond Fund, 7.06%; Intermediate Government Obligations Fund, 6.23%; Government Income Fund, 8.12%; Municipal Bond Fund, 4.10%; and Michigan Bond Fund, 4.67%.

         Distribution rates for all classes of shares of the Large Capitalization Fund, the Conservative Allocation Fund and the Aggressive Allocation Fund were not available, as those Funds had not been in existence for one year as of June 30, 1996.


Performance Comparisons

         Investors may judge the performance of the Funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the Morgan Stanley Capital International EAFE Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index.

STATEMENT OF ADDITIONAL INFORMATION

Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and U.S.A. Today. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions past or anticipated portfolio holdings for one or more of the funds within the Group; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

         Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based upon a fund's historical risk/reward ratio as determined by Morningstar relative to other funds in that fund's class. Funds are divided into classes based upon their respective investment objectives. The one- to five-star ratings represent the following ratings by Morningstar, respectively: Lowest, Below Average, Neutral, Above Average and Highest.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a Fund's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by the Investment Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to customers.

Miscellaneous

         Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the shares then outstanding.

STATEMENT OF ADDITIONAL INFORMATION

         The Group is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Group. The 1996 Annual Report and, when available, the December 31, 1996 Semi-Annual Report to shareholders of the Group are incorporated herein by reference. These reports include the financial statements for the fiscal year ended June 30, 1996, and the six months ended December 31, 1996, respectively.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

         As of June 30, 1996, the Trustees and officers of the Group, as a group, owned less than one percent of the shares of any Fund of the Group.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES
         As of January 2, 1997, the following persons were the record owners of more than 5% of the Investor A Shares, Investor B Shares and Investor C Shares of each of the Group's Funds:
INVESTOR A SHARES

Title of                              Name and Address of                          # of Shares
Investor A Share Fund                 Record Owner                                    Owned             Percent of Class
----------------------------------------------------------------------------------------------------------------------------
Prime Obligations                     National Financial Services Corp.,            159,287,123.010          88.756
                                       acting in various capacities on
                                       behalf of its customers
                                      Church Street Station
                                      P.O. Box 3908
                                      New York, NY  10008-3908

U.S. Government Obligations           National Financial Services Corp.,             29,021,966.530          16.126
                                       acting in various capacities on
                                       behalf of its customers
                                      Church Street Station
                                      P.O. Box 3908
                                      New York, NY  10008-3908

U.S. Government Obligations           First of America                              150,550,104.630          83.655
                                      Trust Operations
                                      P.O. Box 4042
                                      Kalamazoo, MI  49003-4042

Tax-Free                              First of America                               30,976,184.000          48.959
                                      Trust Operations
                                      P.O. Box 4042
                                      Kalamazoo, MI  49003-4042

STATEMENT OF ADDITIONAL INFORMATION

Title of                              Name and Address of                          # of Shares
Investor A Share Fund                 Record Owner                                    Owned             Percent of Class
----------------------------------------------------------------------------------------------------------------------------
Tax-Free                              National Financial Services Corp.,             30,692,359.720          48.510
                                      acting in various capacities on
                                       behalf of its customers
                                      Church Street Station
                                      P.O. Box 3908
                                      New York, NY  10008-3908

Mid Capitalization                    BHC Securities                                    315,696.137           5.935
                                      acting in various capacities on
                                      behalf of its customers
                                      One Commerce Square
                                      2005 Market Street, Suite 1200
                                      Philadelphia, PA  19103

Mid Capitalization                    Corelink Financial Inc.                           446,754.334           8.399
                                      P.O. Box 4054
                                      Concord, CA 94524

Equity Income                         Corelink Financial Inc.                           295,460.476           5.400
                                      P.O. Box 4054
                                      Concord, CA 94524

Limited Maturity Bond                 Corelink Financial Inc.                           691,173.561          32.541
                                      P.O. Box 4054
                                      Concord, CA  94524

U.S. Government Income                Corelink Financial Inc.                           644,734.813          10.781
                                      P.O. Box 4054
                                      Concord, CA 94524

Municipal Bond                        Rumsey & Company                                   45,643.765           5.295
                                      P.O. Box 1207
                                      Jacksonville, IL  62651-1207

Municipal Bond                        Corelink Financial Inc.                           167,310.932          19.411
                                      P.O. Box 4054
                                      Concord, CA  94524

Michigan Bond                         Corlink Financial Inc.                            194,964.607           5.430
                                      P.O. Box 4054
                                      Concord, CA 94524

Treasury                              First of America                              117,281,993.090          90.967
                                      Trust Operations
                                       acting in various capacities on
                                       behalf of its customers
                                      P.O. Box 4042
                                      Kalamazoo, MI  49003-4042

Treasury                              National Financial Services Corp.,              7,198,550.710           5.583
                                       acting in various capacities on
                                       behalf of its customers
                                      Church Street Station
                                      P.O. Box 3908
                                      New York, NY  10008-3908

STATEMENT OF ADDITIONAL INFORMATION

INVESTOR B SHARES

Title of                          Name and Address of                           # of Shares
Investor B Share Fund             Record Owner                                     Owned              Percent of Class
---------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond             Raymond James Assoc., Inc.                           16,352.100                9.622
                                  acting in various capacities on
                                  behalf of its customers
                                  210 Ridge Ave.
                                  Troy, OH  45373-2706

Limited Maturity Bond             Isaac Walker Company                                 10,351.967                6.091
                                  P.O. Box 3500
                                  Peoria, IL  61612

Limited Maturity Bond             Jonathan C. Bravo                                    15,653.973                9.211
                                  Soliel Properties
                                  3520 Martha S. Lane
                                  Vero Beach, Florida  32967

Intermediate Government           Horace Burton Gemmill                                21,505.158               10.236
Obligations                       Joyce Louise Gemmill
                                  2360 Mccomb Drive
                                  Clio, MI  48420

Municipal Bond                    Conrad V. Davis for the benefit                      14,920.327               15.800
                                  of Lee Ann Davis
                                  3206 W. Richwoods
                                  Peoria, IL  61604

Municipal Bond                    Margil O. Weaver                                      8,936.344                9.463
                                  6 Oakwood Dr.
                                  Pontiac, IL  61764

Municipal Bond                    Frank A. Gregory                                      5,320.050                5.633
                                  Thelma M. Gregory
                                  3149 Shadow Brook Dr
                                  Indianapolis, IN  46214

Municipal Bond                    Betty J. Bowen                                       11,779.859               12.474
                                  2400 Country Club Drive
                                  Springfield, IL  62704

Municipal Bond                    Edward L. Najim                                       4,897.444                5.186
                                  Cheri S. Najim
                                  1300 Pine Valley Ct.
                                  Springfield, IL  62704

Municipal Bond                    Sarah J. Hawkins                                     12,408.487               13.140
                                  for the benefit of
                                  Cecil C. Hawkins
                                  13813 E. North St.
                                  Cortland, IL 60112

Michigan Bond                     J. William Sumner, Trustee                           19,657.730                5.983
                                  J. William Sumner Living Trust
                                  876 Edgemont Park
                                  Grosse Pointe Park, MI  48230

STATEMENT OF ADDITIONAL INFORMATION

INVESTOR C SHARES

Title of                       Name and Address of                                      # of Shares
Investor C Share Fund          Record Owner                                                Owned           Percent of Class
--------------------------------------------------------------------------------------------------------------------------------
Prime Obligations              Nauman Inc. 401(k) Plan                                     21,178.970                    5.363
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Prime Obligations              Cord Construction Company 401(k) Plan                       44,439.990                   11.253
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002

Prime Obligations              JB Printing Company 401(k) Plan                             31,899.700                    8.078
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002

Prime Obligations              Noir Medical Technologies                                   56,527.870                   14.314
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002

Prime Obligations              Kent Optical Inc. 401(k) Plan                               60,945.350                   15.433
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002

U.S. Government                Nyfries, Inc. 401(k) Plan                                   66,241.510                   48.932
Obligations                    c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002

U.S. Government                Preferred Solutions, Inc.                                   28,986.088                   21.412
Obligations                    c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002

U.S. Government                Seven Hills, Inc.                                           21,971.860                   16.230
Obligations                    c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA 19002-0000

U.S. Government                Northern Michigan Fruit Co. 401(k) Plan                     14,726.071                   10.878
Obligations                    c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002

Mid Capitalization             JB Printing Company 401(k) Plan                              6,561.902                    6.086
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Mid Capitalization             Nyfries, Inc. 401(k) Plan                                   12,890.808                   11.956
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Mid Capitalization             Klineman Rose and Wolf P.C. 401(k) Plan                      6,334.840                    5.875
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Small Capitalization           John A. Swanson                                             67,235.013                   18.123
                               P.O. Box 224
                               Houston, PA  15342-0224

STATEMENT OF ADDITIONAL INFORMATION

Title of                       Name and Address of                                      # of Shares
Investor C Share Fund          Record Owner                                                Owned           Percent of Class
--------------------------------------------------------------------------------------------------------------------------------
Small Capitalization           Roger Antonelli                                             35,013.160                    9.438
                               Trust Medical Radiologists, Inc. Pension/PS
                               1880 Kettering Tower
                               Dayton, OH  45423

Equity Income                  Cordes Excavating Inc. 401(k) Plan                           1,350.420                    7.491
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Equity Income                  Preferred Solutions, Inc.                                    6,951.578                   38.562
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Equity Income                  Farmers Co. Operative Grain Co. of Kinde                     1,075.396                    5.965
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002

Equity Income                  Seven Hills, Inc.                                              935.211                    5.187
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Bond                           Cord Construction Company 401(k) Plan                        4,148.544                   10.934
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002

Bond                           Preferred Solutions, Inc.                                    1,969.164                    5.190
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002

Bond                           Nyfries, Inc. 401(k) Plan                                    2,554.912                    6.733
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Bond                           Pegasus 401(k) Plan                                          3,273.027                    8.626
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Bond                           West Michigan Grinding Service                               5,386.901                   14.198
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Limited Maturity Bond          Continental Vending Inc. 401(k) Plan                           187.522                   11.386
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

STATEMENT OF ADDITIONAL INFORMATION

Title of                       Name and Address of                                      # of Shares
Investor C Share Fund          Record Owner                                                Owned           Percent of Class
--------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond          Northern Michigan Fruit Co. 401(k) Plan                       1,400.380                   85.030
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Intermediate                   Rickard and Denny P C 401(k) Plan                             2,049.463                   12.097
Government                     c/o BISYS Qualified Plan Services
Obligations                    323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Intermediate                   Kent Optical, Inc. 401(k) Plan                                6,938.292                   40.955
Government                     c/o BISYS Qualified Plan Services
Obligations                    323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA 19002-0000

Intermediate                   All Tech Engineering 401(k) Plan                              2,678.353                   15.809
Government                     c/o BISYS Qualified Plan Services
Obligations                    323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Intermediate                   Lincoln Precision Carbide 401(k)                              1,014.537                    5.988
Government                     600 S. Second
Obligations                    Lincoln, MI  48742-0000


Intermediate                   Ken Rock Community Center Inc. 401(k) Plan                    2,860.499                   16.885
Government                     c/o BISYS Qualified Plan Services
Obligations                    323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002

Balanced Allocation            All Tech Engineering 401(k) Plan                              3,486.880                    7.811
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Balanced Allocation            Kent Optical, Inc. 401(k) Plan                                4,982.483                   11.161
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

Balanced Allocation            Nyfries, Inc. 401(k) Plan                                    11,703.099                   26.216
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

U.S. Government                HMC Products 401(k) Plan                                      1,566.881                   19.402
Income                         c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

U.S. Government                Ganna Construction, Inc.                                      2,310.542                   28.610
Income                         c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

U.S. Government                Sud's Motor Car Company                                         735.584                    9.108
Income                         c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

STATEMENT OF ADDITIONAL INFORMATION

Title of                       Name and Address of                                      # of Shares
Investor C Share Fund          Record Owner                                                Owned           Percent of Class
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government                JEK Incorporated                                             2,904.133                   35.960
Income                         c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

International Discovery        JEK Incorporated                                             3,194.351                    6.716
                               BISYS Qualified Plan Services
                               c/o BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

International Discovery        Preferred Solutions, Inc.                                    5,812.508                   12.221
                               BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

International Discovery        Cordes Excavating Inc. 401(k) Plan                           3,539.265                    7.441
                               BISYS Qualified Plan Services
                               323 Norristown Rd./Springhse. Corp. Cntr. II
                               Ambler, PA  19002-0000

International Discovery        Lincoln Precision Carbide 401(k)                             2,916.456                    6.132
                               600 S. Second
                               Lincoln, MI  48742-0000

         As of January 7, 1997, as a result of its possession of voting or investment power with respect to such shares, through accounts for which FOA-Michigan and other affiliates of FABC act in a fiduciary capacity, FOA-Michigan and other affiliates were deemed to be the record and beneficial owners of 91.8% of the Institutional Shares of the Group as follows:

INSTITUTIONAL SHARES BENEFICIALLY OWNED BY FOA-MICHIGAN AND ITS AFFILIATES:

                                      Amount of Beneficial         Percent of           Percent of
Title of Institutional Share Fund         Ownership                Fund Class              Fund
---------------------------------------------------------------------------------------------------
Prime Obligations Fund                    $667,993,029                96.2%                76.1%
U.S. Government Obligations Fund          $207,665,649                95.5%                51.6%
Treasury Fund                             $298,713,423                98.5%                72.5%
Tax-Free Fund                             $111,077,459                97.1%                65.2%
Small Capitalization Fund                 $ 11,113,365                64.0%                44.2%
Mid Capitalization Fund                   $ 24,334,084                69.4%                58.1%
Large Capitalization Fund                 $ 16,445,112                52.9%                52.2%
International Fund                        $ 17,138,775                68.3%                59.4%
Balanced Allocation Fund                  $  9,688,452                93.7%                78.9%
Equity Income Fund                        $ 15,305,295                71.8%                57.3%


STATEMENT OF ADDITIONAL INFORMATION

                                      Amount of Beneficial         Percent of           Percent of
Title of Institutional Share Fund         Ownership                Fund Class              Fund
---------------------------------------------------------------------------------------------------
Bond Fund                                 $ 35,826,700                65.4%                63.0%
Limited Maturity Bond Fund                $ 11,140,155                77.5%                68.8%
Intermediate Government Obligations Fund  $ 16,627,957                67.5%                60.8%
Government Income Fund                    $ 11,815,160                91.9%                59.4%
Municipal Bond Fund                       $  9,343,612                73.2%                67.7%
Michigan Bond Fund                        $ 11,689,231                70.2%                57.3%
===================================================================================================

         Therefore, FABC owned beneficially as of such date 67.1% the total outstanding shares of the Group. FABC may be presumed to control both the Group and each of the Funds because it possesses or shares investment or voting power with respect to more than 25% of the total outstanding shares of the Group and of each of the Funds, with the exception of the U.S. Government Obligations Fund and Treasury Fund. As a result, FABC may have the ability to elect the Trustees of the Group, approve the Investment Advisory Agreements and Distribution Agreement for each of the Funds (except the U.S. Government Obligations Fund and Treasury Fund) and to control any other matters submitted to the shareholders of the Funds (except the U.S. Government Obligations Fund and Treasury Fund) for their approval or ratification. Because the Municipal Investor Fund and the Emerging Markets Fund had not commenced operations as of the dates noted above, no such information was available regarding these Funds.
         With respect to all of the Funds, the Group's officers and directors collectively owned less than 1% of the Funds' outstanding securities.

                              FINANCIAL STATEMENTS

         Financial Statements depicting financial information for the each Fund's operations since inception appear in the Group's Annual Report dated June 30, 1996, and on file with the SEC (File Nos. 33-13283 and 811-5105) are incorporated by reference herein. The report of Coopers & Lybrand L.L.P., independent auditors of the Group, appears therein.

STATEMENT OF ADDITIONAL INFORMATION

                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by First of America with regard to portfolio investments for the Group include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thompson BankWatch, Inc. ("Thompson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by First of America are, and the description of each NRSRO's ratings is, as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (May be assigned, for example, to corporate and municipal bonds)

Description of the three highest long-term debt ratings by Moody's (Moody's supplies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or a minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.


Appendix

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Description of the three highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+     High credit quality protection factors are strong.
         AA      Risk is modest but may vary slightly from time to time
         AA-     because of economic conditions.

         A+      Protection factors are average but adequate.  However,
         A       risk factors are more variable and greater in periods
         A-      of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ (see below)."

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.


Appendix

         A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Thompson's description of its three highest long-term debt ratings (Thompson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed):

         AAA The highest category; indicates ability to repay principal and interest on a timely basis is very high.

         AA The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                        -Leading market positions in well-established
                         industries.

                        -High rates of return on funds employed.

                        -Conservative capitalization structures with moderate
                         reliance on debt and ample asset protection.

                        -Broad margins in earnings coverage of fixed financial
                         charges and high internal cash generation.

                        -Well-established access to a range of financial markets
                         and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Appendix

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial ,leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have adequate capacity for timely payment They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3 Satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its three highest short-term debt ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


Appendix

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+ Obligations supported by the highest capacity for timely repayment.

         A1 Obligations supported by a very strong capacity for timely repayment.

         A2 Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson's description of its three highest short-term ratings:

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1    This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2    This designation denotes high quality. Margins of protection are ample although not as large as in the preceding group.


Appendix

S&P's description of its two highest municipal note ratings:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2   Satisfactory capacity to pay principal and interest.



Appendix

                                   ATTACHMENT
                         UNAUDITED FINANCIAL STATEMENTS


PARKSTONE MUTUAL FUNDS


                      STATEMENTS OF ASSETS AND LIABILITIES
                                  MAY 31, 1997
                                   (UNAUDITED)


                                                                               CONSERVATIVE       AGGRESSIVE
                                                                                ALLOCATION        ALLOCATION
                                                                                   FUND              FUND
                                                                               ------------      ------------
ASSETS:
Investments, at value                                                          $  9,301,692      $ 32,954,622
Repurchase agreements, at cost                                                      822,000         3,771,000
                                                                               ------------      ------------
       Total Investments (cost $9,994,978 and $35,773,347, respectively)         10,123,692        36,725,622

Cash                                                                                     86                95
Interest and dividends receivable                                                   104,485           137,696
Foreign currency (cost $0 and $992, respectively)                                      --                 992
Receivable from brokers for investments sold                                         22,244           116,272
Prepaid expenses                                                                         23               595
                                                                               ------------      ------------
       Total Assets                                                              10,250,530        36,981,272
                                                                               ------------      ------------

LIABILITIES:
Payable to brokers for investments purchased                                         53,834           738,480
Accrued expenses and other payables:
       Investment advisory fees                                                         239             1,685
       Administration fees                                                              894             3,149
       Accounting fees                                                                2,681               346
       Transfer agent fees                                                           13,677            12,589
       Legal fees                                                                        84               265
       Audit fees                                                                     3,907             3,907
       Custodian fees                                                                   112               394
       Other                                                                            995             2,334
                                                                               ------------      ------------
       Total Liabilities                                                             76,423           763,149
                                                                               ------------      ------------

NET ASSETS:
Paid-in capital                                                                  10,106,382        35,802,564
Accumulated undistributed net investment income                                      19,474            32,163
Net unrealized appreciation from investments and translation of assets and
       liabilities in foreign currencies                                            128,714           952,305
Accumulated undistributed net realized losses from investment and
       foreign currency transactions                                                (80,463)         (568,909)
                                                                               ------------      ------------
       Net Assets                                                              $ 10,174,107      $ 36,218,123
                                                                               ============      ============
Outstanding units of beneficial interest (shares)                                 1,000,219         3,554,671
                                                                               ============      ============

Net asset value - offering and redemption price per share                      $      10.17      $      10.19
                                                                               ============      ============

                       See notes to financial statements.

PARKSTONE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE PERIOD ENDED MAY 31, 1997*
                                   (UNAUDITED)



                                                          CONSERVATIVE    AGGRESSIVE
                                                           ALLOCATION     ALLOCATION
                                                              FUND           FUND
                                                          ------------    ----------
INVESTMENT INCOME:
Interest income                                            $ 130,660      $ 268,457
Dividend income                                               42,069         53,153
Foreign tax withholding                                         --               (3)
                                                           ---------      ---------
     Total Income                                            172,729        321,607
                                                           ---------      ---------

EXPENSES:
Investment advisory fees                                      36,052        106,047
Administration fees                                            7,211         21,209
Accounting fees                                                5,566          7,106
Custodian fees                                                   222            666
Legal fees                                                       111            333
Audit fees                                                     5,550          5,550
Trustees' fees and expenses                                     --              111
Transfer agent fees                                           13,702         12,654
Printing costs                                                   889          1,889
Other                                                            111            223
                                                           ---------      ---------
     Total Expenses                                           69,414        155,788
                                                           ---------      ---------
Less: Expenses voluntarily reduced/waived                    (10,816)       (15,908)
                                                           ---------      ---------
     Net Expenses                                             58,598        139,880
                                                           ---------      ---------
Net Investment Income                                        114,131        181,727
                                                           ---------      ---------

REALIZED/UNREALIZED GAINS
     (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions             (80,463)      (568,909)
Net change in unrealized appreciation from investments       128,714        952,305
                                                           ---------      ---------
Net realized and unrealized gains
     from investments                                         48,251        383,396
                                                           ---------      ---------
Change in net assets resulting
     from operations                                       $ 162,382      $ 565,123
                                                           =========      =========

* For the period from December 30, 1996 (commencement of operations) through May 31, 1997.

                       See notes to financial statements.

PARKSTONE MUTUAL FUNDS


                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (UNAUDITED)


                                                                CONSERVATIVE       AGGRESSIVE
                                                                 ALLOCATION        ALLOCATION
                                                                    FUND              FUND
                                                                ------------      ------------
                                                                DECEMBER 30,      DECEMBER 30,
                                                                   1996 TO           1996 TO
                                                                   MAY 31,           MAY 31,
                                                                    1997*             1997*
                                                                ------------      ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income                                      $    114,131      $    181,727
     Net realized losses from investment transactions                (80,463)         (568,909)
     Net change in unrealized appreciation from investments          128,714           952,305
                                                                ------------      ------------
Change in net assets
     resulting from operations                                       162,382           565,123
                                                                ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                      (94,657)         (149,564)
                                                                ------------      ------------
Change in net assets from shareholder
     distributions                                                   (94,657)         (149,564)
                                                                ------------      ------------
CAPITAL TRANSACTIONS:
     Proceeds from shares issued                                  11,554,437        37,632,121
     Dividends reinvested                                             94,657           149,564
     Cost of shares redeemed                                      (1,542,712)       (1,979,121)
                                                                ------------      ------------
Change in net assets from
     capital transactions                                         10,106,382        35,802,564
                                                                ------------      ------------
Change in net assets                                              10,174,107        36,218,123

NET ASSETS:
     Beginning of period                                                   0                 0
                                                                ------------      ------------
     End of period                                              $ 10,174,107      $ 36,218,123
                                                                ============      ============

SHARE TRANSACTIONS:
     Issued                                                        1,144,188         3,735,979
     Reinvested                                                        9,446            15,102
     Redeemed                                                       (153,415)         (196,410)
                                                                ------------      ------------
Change in shares                                                   1,000,219         3,554,671
                                                                ============      ============

*  Period from commencement of operations.

                       See notes to financial statements.

PARKSTONE CONSERVATIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

    SHARES
      OR
  PRINCIPAL                             SECURITY
    AMOUNT                            DESCRIPTION                                   VALUE
-------------  --------------------------------------------------------------    ----------
U.S. TREASURY NOTE (47.1%):
   $2,380,000  U.S. Treasury Note,
               5.63%, 1/31/98                                                    $2,377,548
      965,000  U.S. Treasury Note,
               6.50%, 8/31/01                                                       964,981
      535,000  U.S. Treasury Note,
               5.88%, 2/15/04                                                       514,413
      950,000  U.S. Treasury Note,
               6.50%, 10/15/06                                                      937,536
                                                                                 ----------
  Total U.S. Treasury Notes                                                       4,794,478
                                                                                 ----------
CORPORATE BONDS (15.7%):
Automotive Finance (3.9%):
      150,000  Ford Credit Auto Lease Trust,
               5.80%, 5/15/99                                                       148,122
       75,000  Ford Motor Credit,
               7.5%,6/15/04                                                          76,781
      175,000  GMAC
               5.7% 2/09/99                                                         172,812
                                                                                 ----------
                                                                                    397,715
                                                                                 ----------
Financial Services (6.1%):
      150,000  CIT Group Holdings,
               6.25%, 3/22/99                                                       149,812
       60,000  John Deere Capital,
               6.00%, 2/1/99                                                         59,625
      200,000  Discover Card Master Trust,
               6.50%, 8/18/08                                                       186,722
      100,000  Salomon, Inc.,
               7.20%, 2/1/04                                                         99,375
      125,000  Securitized Asset Sales, Inc.
               7.53%, 3/25/24                                                       125,139
                                                                                 ----------
                                                                                    620,673
                                                                                 ----------
Governments(Foreign) (3.2%):
      125,000  Province of Ontario,
               7.38%, 1/27/03                                                       127,812
      175,000  Quebec Province,
               13.00%, 10/1/13                                                      196,219
                                                                                 ----------
                                                                                    324,031
                                                                                 ----------
Industrial Goods & Services (1.5%):
      150,000  Honeywell, Inc.,
               6.75%, 3/15/02                                                       149,062
                                                                                 ----------
Transportation & Shipping (1.0%):
      105,000  Norfolk Southern Corp.,
               6.95%, 5/1/02                                                        105,000
                                                                                 ----------
  Total Corporate Bonds                                                           1,596,481
                                                                                 ----------
COMMON STOCKS (28.6%):
Apparel & Shoes (0.3%):
          500  Nike, Inc.                                                            28,500
                                                                                 ----------
Banking (0.4%):
        1,200  MBNA Corp.                                                            40,650
                                                                                 ----------
Broadcasting & Publishing (0.3%):
          600  British Sky Broadcasting                                              34,200
                                                                                 ----------

PARKSTONE CONSERVATIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

    SHARES
      OR
  PRINCIPAL                             SECURITY
    AMOUNT                            DESCRIPTION                                 VALUE
-------------  --------------------------------------------------------------   --------
COMMON STOCKS, CONTINUED:
Building Products (0.0%):
          200  Royal Plastics Group                                             $  4,900
                                                                                --------
Business Forms & Supplies (0.0%):
          200  U.S. Office Products Co.                                            4,950
                                                                                --------
Business Services (1.3%):
          500  American Express Co.                                               34,750
          100  Cintas Corp.                                                        6,200
        2,000  First Data Corp.                                                   80,000
          300  Paychex, Inc.                                                      11,025
                                                                                --------
                                                                                 131,975
                                                                                --------
Chemicals (0.3%):
          800  Monsanto Co.                                                       35,200
                                                                                --------
Commercial Services (0.1%):
          200  Stewart Enterprises                                                 6,750
                                                                                --------
Computer Hardware (1.2%):
        1,100  Cisco Systems, Inc.                                                74,525
          300  Fore Systems, Inc.                                                  4,969
          800  3Com Corp.                                                         38,800
                                                                                --------
                                                                                 118,294
                                                                                --------
Computer-Software & Peripherals (2.7%):
          200  Baan Co. Nv                                                        12,050
          500  BMC Software                                                       27,062
          100  CBT Group                                                           5,450
          200  Cadence Design Systems, Inc.                                        6,650
          200  Cambridge Technology Partners, Inc.                                 6,100
          400  Mcafee Associates, Inc.                                            26,325
          500  Microsoft                                                          62,000
        1,200  Oracle Corp.                                                       55,950
          500  Parametric Technology Corp.                                        22,437
          900  Peoplesoft, Inc.                                                   46,575
                                                                                --------
                                                                                 270,599
                                                                                --------
Computer Services (0.1%):
          200  Sunguard Data Systems, Inc.                                         8,500
                                                                                --------
Computer - Mainframe (0.2%):
          700  Sun Microsystems, Inc.                                             22,575
                                                                                --------
Consumer Goods & Services (1.9%):
        1,300  CUC International, Inc.                                            29,900
          600  Gillette Co.                                                       53,325
        1,000  Kimberly Clark Corp.                                               50,125
          100  Nine West Group, Inc.                                               3,850
          400  Procter & Gamble Co.                                               55,150
                                                                                --------
                                                                                 192,350
                                                                                --------
Correctional Facilities (0.1%):
          300  Corrections Corp. of America                                       10,875
                                                                                --------
Data Processing & Reproduction (0.2%):
          300  Fiserv, Inc.                                                       12,337
          200  Reynolds & Reynolds                                                 4,675
                                                                                --------
                                                                                  17,012
                                                                                --------

PARKSTONE CONSERVATIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

    SHARES
      OR
  PRINCIPAL                             SECURITY
    AMOUNT                            DESCRIPTION                                 VALUE
-------------  --------------------------------------------------------------   --------
COMMON STOCKS, CONTINUED:
Diversified Operations (0.4%):
          400  Corning, Inc.,                                                   $ 20,150
          350  Tyco Labs                                                          22,225
                                                                                --------
                                                                                  42,375
                                                                                --------
Electrical & Electronic (0.9%):
          900  Emerson Electric                                                   48,600
          600  General Electric Co.                                               36,225
          125  Molex, Inc.                                                         4,531
                                                                                --------
                                                                                  89,356
                                                                                --------
Electronics (0.1%):
          200  Applied Materials                                                  13,050
                                                                                --------
Entertainment (0.0%):
          100  Apollp Group, Inc.                                                  3,537
                                                                                --------
Environmental Services (0.1%):
          200  United Waste Systems, Inc.                                          7,675
                                                                                --------
Financial Services (1.6%):
          700  Associates First Capital                                           33,075
          400  Concord Efs, Inc.                                                   9,000
          300  Credit Acceptance Corp.                                             4,238
        1,700  Federal National Mortgage Assoc.                                   74,162
          100  Finova Group, Inc.                                                  7,450
          300  Household International                                            29,475
          150  Nationwide Financial Services                                       4,219
                                                                                --------
                                                                                 161,619
                                                                                --------
Finance Companies (0.4%):
          200  Firstplus Financial Group                                           5,100
          900  Green Tree Financial Corp.                                         31,500
                                                                                --------
                                                                                  36,600
                                                                                --------
Food Products & Services (1.4%):
          400  CPC Industries                                                     34,400
          500  McDonald's Corp.                                                   25,125
          400  Richfood Holdings, Inc.                                             9,250
          350  Safeway, Inc.                                                      15,750
          800  The Coca Cola Co.                                                  54,600
                                                                                --------
                                                                                 139,125
                                                                                --------
Funeral Services (0.5%):
        1,500  Service Corp. International                                        52,875
                                                                                --------
Health Care (0.5%):
          700  Baxter International, Inc.                                         36,925
          400  Health Management Assoc.                                           11,700
                                                                                --------
                                                                                  48,625
                                                                                --------
Health Care Products & Services (0.1%):
          700  HEALTHSOUTH Corp.                                                  16,012
                                                                                --------

PARKSTONE CONSERVATIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

    SHARES
      OR
  PRINCIPAL                             SECURITY
    AMOUNT                            DESCRIPTION                                 VALUE
-------------  --------------------------------------------------------------   --------
COMMON STOCKS, CONTINUED:
Health & Personal Care (1.4%):
          200  Alberto-Culver Co.                                               $  4,850
        2,600  Hospitality Franchise Systems                                     140,075
                                                                                --------
                                                                                 144,925
                                                                                --------
Home Furnishings (0.1%):
          300  Newell Companies, Inc.                                             11,475
                                                                                --------
Hotels & Lodging (0.8%):
        1,300  Hilton Hotels                                                      36,725
          700  Marriott International, Inc.                                       40,425
          200  Sun International Hotel                                             7,575
                                                                                --------
                                                                                  84,725
                                                                                --------
Household & Personal Care Products (0.2%):
          200  Clorox Co.,                                                        25,250
                                                                                --------
Industrial Goods & Services (0.6%):
          700  United Technologies Corp.                                          56,262
                                                                                --------
Industrial Goods & Equipment (0.1%):
          200  MSC Industrial Direct                                               7,125
                                                                                --------
Insurance (1.5%):
          400  American International Group, Inc.                                 54,150
          200  HCC Insurance Holdings, Inc.                                        5,225
          300  Marsh & Mclennan                                                   39,525
        1,150  Sunamerica, Inc.                                                   54,338
                                                                                --------
                                                                                 153,238
                                                                                --------
Machinery & Equipment (0.0%):
          200  Prime Service, Inc.                                                 4,900
                                                                                --------
Medical Equipment & Supplies (0.7%):
          700  Medtronic, Inc.                                                    51,800
          500  Omnicare, Inc.                                                     14,313
          200  Phycor, Inc.                                                        5,725
                                                                                --------
                                                                                  71,838
                                                                                --------
Medical-Hospital Services (0.2%):
          600  Columbia/Hca Healthcare Corp.                                      21,975
                                                                                --------
Medical Supplies (0.2%):
          400  Boston Scientific Corp.                                            21,350
                                                                                --------
Medical Instruments (0.1%):
          100  Guidant Corp.                                                       7,763
                                                                                --------
Office Equipment & Services (0.8%):
          500  Automatic Data Processing, Inc.                                    24,563
          400  Hewlett Packard Co.                                                20,600
          500  Xerox Corp.                                                        33,875
                                                                                --------
                                                                                  79,038
                                                                                --------

PARKSTONE CONSERVATIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

    SHARES
      OR
  PRINCIPAL                             SECURITY
    AMOUNT                            DESCRIPTION                                 VALUE
-------------  --------------------------------------------------------------   --------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (2.1%):
          100  Biogen                                                           $  3,319
          200  Dura Pharmaceuticals, Inc.                                          7,950
          400  Eli Lilly & Co.                                                    37,200
          400  Johnson & Johnson                                                  23,950
          600  Merck & Co., Inc.                                                  53,925
          500  Pfizer, Inc.                                                       51,438
          100  Quintiles Transnational Corp.                                       6,250
          300  Warner Lambert Co.                                                 30,225
                                                                                --------
                                                                                 214,257
                                                                                --------
Radio/TV (0.1%):
          100  Clear Channel Communications, Inc.                                  5,288
          200  Evergreen Media Corp.                                               7,775
                                                                                --------
                                                                                  13,063
                                                                                --------
Resorts & Entertainment (0.4%):
        1,100  Carnival Cruise Lines                                              41,800
                                                                                --------
Retail Stores/Catalog (0.9%):
          100  CDW Computer Center, Inc.                                           4,900
          600  PetsMart, Inc.                                                      7,350
          100  Saks Holdings, Inc.                                                 2,488
          800  Sears Roebuck                                                      39,300
          800  Walgreen Co.                                                       37,400
                                                                                --------
                                                                                  91,438
                                                                                --------
Retail - Speciality Stores (0.5%):
          200  Hollywood Entertainment Corp.                                       4,025
          700  Home Depot, Inc.                                                   44,100
                                                                                --------
                                                                                  48,125
                                                                                --------
Retail - Discount Stores (0.1%):
          200  Consolidated Stores                                                 7,650
                                                                                --------
Semiconductors (0.4%):
          300  Intel Corp.                                                        45,450
                                                                                --------
Services (0.1%):
          300  Money Store                                                         7,688
                                                                                --------
Technology (0.5%):
          200  Analog Devices, Inc.                                                5,350
          600  Lucent Technologies                                                38,175
          100  Sanmina Corp.                                                       5,794
                                                                                --------
                                                                                  49,319
                                                                                --------
Technology-Software (0.1%):
          100  Computer Science                                                    7,738
                                                                                --------
Telecommunications (0.6%):
          900  Airtouch Communications, Inc.                                      25,088
          600  Canwest Global Communications Corp.                                 9,450
          900  WorldCom, Inc.                                                     26,663
                                                                                --------
                                                                                  61,201
                                                                                --------

PARKSTONE CONSERVATIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

    SHARES
      OR
  PRINCIPAL                             SECURITY
    AMOUNT                            DESCRIPTION                                     VALUE
-------------  --------------------------------------------------------------      -----------
COMMON STOCKS, CONTINUED:
Telecommunications-Services & Equipment (0.5%):
          100  Cascade Communications,                                             $     3,824
          100  Pairgain Technologies Inc.,                                               2,087
          750  Tellabs, Inc.                                                            37,688
          300  West Teleservices Corp.                                                   4,762
                                                                                   -----------
                                                                                        48,361
                                                                                   -----------
Wholesale Distribution - Pharmaceuticals (0.5%):
          800  Cardinal Health, Inc.                                                    46,600
                                                                                   -----------
  Total Common Stocks                                                                2,910,733
                                                                                   -----------
REPURCHASE AGREEMENTS (8.1%):
      822,000  Goldman Sachs,                                                          822,000
               5.57%, 6/02/97
                                                                                   -----------
  Total Repurchase Agreements                                                          822,000
                                                                                   -----------
Total Cost-$9,994,978 (a)                                                          $10,123,692
                                                                                   ===========

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

              Unrealized appreciation...........................................   $   256,668
              Unrealized depreciation...........................................      (127,954)
                                                                                   -----------
              Net unrealized appreciation.......................................   $   128,714
                                                                                   ===========

PARKSTONE AGGRESSIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

    SHARES
      OR
  PRINCIPAL                             SECURITY
    AMOUNT                            DESCRIPTION                                     VALUE
-------------  --------------------------------------------------------------      ----------
U.S. TREASURY NOTES (18.8%):
   $  275,000  U.S. Treasury Note,
               5.63%, 1/31/98                                                      $  274,717
    1,325,000  U.S. Treasury Note,
               5.13%, 2/28/98                                                       1,318,296
    1,250,000  U.S. Treasury Note,
               6.38%, 4/30/99                                                       1,253,775
    1,220,000  U.S. Treasury Note,
               6.25%, 8/31/00                                                       1,214,547
      660,000  U.S. Treasury Note
               6.50%, 8/31/01                                                         659,987
      750,000  U.S. Treasury Note,
               5.88%, 2/15/04                                                         721,140
    1,455,000  U.S. Treasury Note,
               6.50%, 11/15/26                                                      1,372,385
                                                                                   ----------
  Total U.S. Treasury Notes                                                         6,814,847
                                                                                   ----------
CORPORATE BONDS (7.7%):
Automotive Finance (1.6%):
      200,000  Ford Credit Auto Lease Trust,
               5.80%, 5/15/99                                                         197,496
      150,000  Ford Motor Credit,
               7.50%,6/15/04                                                          153,563
      230,000  GMAC
               5.70% 2/9/99                                                           227,125
                                                                                   ----------
                                                                                      578,184
                                                                                   ----------
Financial Services (3.3%):
      250,000  CIT Group Holdings,
               6.25%, 3/22/99                                                         249,688
      130,000  Chase Capital Ii,
               Frn, 2/1/27                                                            126,746
      250,000  Discover Card Master Trust,
               6.50%, 8/18/08                                                         233,402
      200,000  Fleet Capital Trust II,
               7.92%, 12/11/26                                                        195,750
      115,000  John Deere Capital,
               6.00%, 2/1/99                                                          114,281
       75,000  Salomon, Inc.,
               7.20%, 2/1/04                                                           74,531
      200,000  Securitized Asset Sales, Inc.
               7.53%, 3/25/24                                                         200,222
                                                                                   ----------
                                                                                    1,194,620
                                                                                   ----------
Governments(Foreign) (1.2%):
      170,000  Province of Ontario,
               7.375%, 1/27/03                                                        173,825
      230,000  Quebec Province,
               13.00%, 10/1/13                                                        257,887
                                                                                   ----------
                                                                                      431,712
                                                                                   ----------
Government Agency (0.6%):
      225,000  Federal National Mortgage Assoc.,
               7.55%, 3/27/07                                                         227,443
                                                                                   ----------
Industrial Goods & Services (0.6%):
      230,000  Honeywell, Inc.,
               6.75%, 3/15/02                                                         228,562
                                                                                   ----------

PARKSTONE AGGRESSIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

    SHARES
      OR
  PRINCIPAL                             SECURITY
    AMOUNT                            DESCRIPTION                                     VALUE
-------------  --------------------------------------------------------------      ----------
CORPORATE BONDS, CONTINUED:
Transportation & Shipping (0.4%):
      130,000  Norfolk Southern Corp.,
               6.95%, 5/1/02                                                       $  130,000
                                                                                   ----------
  Total Corporate Bonds                                                             2,790,521
                                                                                   ----------
COMMON STOCKS (64.2%):
Agriculture (0.2%):
       17,500  Fernz Corp. Ltd                                                         62,123
                                                                                   ----------
Apparel & Shoes (0.3%):
        1,000  Cortefiel                                                               37,007
        1,500  Nike, Inc.                                                              85,500
                                                                                   ----------
                                                                                      122,507
                                                                                   ----------
Appliances & Household Products (0.2%):
        6,000  DFS Furniture                                                           58,896
                                                                                   ----------
Automotive Parts & Equipment (0.2%):
        4,100  Miller Industries, Inc.                                                 67,137
                                                                                   ----------
Banking (0.3%):
        3,200  MBNA Corp.                                                             108,400
                                                                                   ----------
Banking & Financial Services (0.5%):
       75,000  Bank International Indonesia                                            61,665
          100  Contifinancial Corp                                                      3,375
        1,400  Metris Companies, Inc.                                                  39,550
           50  Novartis AG Registered Shares                                           67,860
                                                                                   ----------
                                                                                      172,450
                                                                                   ----------
Beverages (0.4%):
       14,000  Fomento Economico Mexicano, Sa De Cv                                    74,103
       25,000  Foster Brewing Group Ltd.                                               49,100
          600  Talbacalera Sa                                                          30,521
                                                                                   ----------
                                                                                      153,724
                                                                                   ----------
Broadcasting & Publishing (0.5%):
        1,900  British Sky Broadcasting                                               108,300
        4,000  Elsevier NV                                                             67,752
                                                                                   ----------
                                                                                      176,052
                                                                                   ----------
Building Products (0.4%):
        1,200  Advanced Lighting Technologies                                          31,350
       16,000  Polypipe PLC                                                            60,466
        2,650  Royal Plastics Group                                                    64,925
                                                                                   ----------
                                                                                      156,741
                                                                                   ----------
Business Forms & Supplies (0.2%):
        2,800  U.S. Office Products Co.                                                69,300
                                                                                   ----------

PARKSTONE AGGRESSIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

    SHARES
      OR
  PRINCIPAL                             SECURITY
    AMOUNT                            DESCRIPTION                                     VALUE
-------------  --------------------------------------------------------------      ----------
COMMON STOCKS, CONTINUED:
Business Services (2.1%):
        1,500  American Express Co.                                                $  104,250
        1,300  Cintas Corp.                                                            80,600
        5,800  First Data Corp.                                                       232,000
        1,300  Intelliquest Information Group, Inc.                                    25,350
        1,300  Intl Telecom Data Systems                                               21,775
        4,050  Paychex, Inc.                                                          148,837
        2,500  Payment Services, Inc.                                                  40,000
          600  SAP Preferred                                                          109,406
                                                                                   ----------
                                                                                      762,218
                                                                                   ----------
Capital Goods (0.2%):
        6,000  Powerscreen International PLC                                           61,203
                                                                                   ----------
Chemicals (0.5%):
        2,600  Monsanto Co.                                                           114,400
       10,000  Takasago International                                                  60,070
                                                                                   ----------
                                                                                      174,470
                                                                                   ----------
Commitments (0.1%):
          800  NCO Group, Inc.                                                         26,400
                                                                                   ----------
Commercial Services (0.4%):
        6,000  Prosegur, Cia de Seguridad SA                                           78,381
        1,900  Stewart Enterprises                                                     64,125
                                                                                   ----------
                                                                                      142,506
                                                                                   ----------
Computer Hardware (1.5%):
        2,500  3Com Corp.                                                             121,250
        3,000  Cisco Systems, Inc.                                                    203,250
        3,800  Fore Systems, Inc.                                                      62,937
        2,400  Larscom, Inc.                                                           29,100
        3,000  Omron Corp.                                                             60,242
        1,500  Veritas Software Corp.                                                  74,625
                                                                                   ----------
                                                                                      551,404
                                                                                   ----------
Computer-Software & Peripherals (6.0%):
        1,900  Aspen Technologies, Inc.                                                72,675
        2,000  Baan Co. Nv                                                            120,500
        3,700  BMC Software                                                           200,262
        2,400  Cadence Design Systems, Inc.                                            79,800
        5,700  Cambridge Technology Partners, Inc.                                    173,850
        1,400  CBT Group                                                               76,300
        1,350  Discreet Logic, Inc.                                                    22,106
        1,400  Inso Corp.                                                              39,375
        1,900  Jda Software Group, Inc.                                                52,725
        6,000  LoGica PLC                                                              84,172
        4,200  Mcafee Associates, Inc.                                                276,412
        1,300  Microsoft                                                              161,200
          900  Nova Corp/ Georgia                                                      16,312
        3,400  Oracle Corp.                                                           158,525
        3,800  Parametric Technology Corp.                                            170,525
        5,200  Peoplesoft, Inc.                                                       269,100
        3,300  Systemsoft Corp.                                                        39,600
        2,000  TDK Corp.                                                              153,437
                                                                                   ----------
                                                                                    2,166,876
                                                                                   ----------
Computer Services (0.3%):
        2,500  Sunguard Data Systems, Inc.                                            106,250
                                                                                   ----------

PARKSTONE AGGRESSIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

    SHARES
      OR
  PRINCIPAL                             SECURITY
    AMOUNT                            DESCRIPTION                                     VALUE
-------------  --------------------------------------------------------------      ----------
COMMON STOCKS, CONTINUED:
Computer - Mainframe (0.2%):
        2,300  Sun Microsystems, Inc.                                              $   74,175
                                                                                   ----------
Conglomerates (0.2%):
       10,000  Grupo Carso Sa de Cv                                                    56,089
                                                                                   ----------
Construction (0.2%):
       13,000  Leighton Holdings                                                       60,367
                                                                                   ----------
Consumer Goods & Services (3.1%):
          400  BIC                                                                     59,012
          200  BIC French Ord                                                          29,506
          600  Clorox                                                                  75,750
        4,300  CUC International, Inc.                                                 98,900
        1,500  First Alliance Corp.                                                    37,125
       13,000  Fisher & Paykel Ind. Ltd.                                               45,610
        1,600  Gillette Co.                                                           142,200
        7,000  Henderson Land Development                                              68,206
          310  Hermes International                                                    84,421
        3,300  Kimberly Clark Corp.                                                   165,413
        1,400  Nine West Group, Inc.                                                   53,900
        1,800  Pegasystems                                                             51,075
        1,100  Procter & Gamble Co.                                                   151,663
        1,200  Registry, Inc.                                                          57,900
                                                                                   ----------
                                                                                    1,120,681
                                                                                   ----------
Cosmetics & Toiletries (0.1%):
          440  Clarins                                                                 52,694
                                                                                   ----------
Correctional Facilities (0.4%):
        3,000  Corrections Corp. of America                                           108,750
        2,400  Wackenhut Corrections Corp.                                             47,100
                                                                                   ----------
                                                                                      155,850
                                                                                   ----------
Data Processing & Reproduction (0.6%):
        1,700  Deltek Systems, Inc.                                                    23,800
        3,100  Fiserv, Inc.                                                           127,488
        1,100  Fyi, Inc.                                                               24,200
        2,400  Reynolds & Reynolds                                                     56,100
                                                                                   ----------
                                                                                      231,588
                                                                                   ----------
Distribution (0.2%):
        1,500  Hagemeyer NV                                                            73,719
                                                                                   ----------
Diversified Operations (0.9%):
        1,100  Corning, Inc.                                                           55,413
        1,300  Huhtamaki                                                               57,163
       21,000  Singapore Technologies Industrial Corp.                                 58,467
        7,500  Smith (Howard) Ltd.                                                     67,370
        1,200  Tyco Labs                                                               76,200
                                                                                   ----------
                                                                                      314,613
                                                                                   ----------
Drugs (0.4%):
        1,500  Molecular Devices Corp.                                                 21,750
        4,000  Sankyo Co. Ltd.                                                        126,662
                                                                                   ----------
                                                                                      148,412
                                                                                   ----------

PARKSTONE AGGRESSIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

       SHARES
         OR
      PRINCIPAL                      SECURITY
       AMOUNT                       DESCRIPTION                               VALUE
--------------------  ---------------------------------------------   -------------------
COMMON STOCKS, CONTINUED:
Electrical & Electronic (2.0%):
               2,700  Emerson Electric                                            $145,800
               2,000  General Electric Co.                                         120,750
               1,000  Keyence Corp.                                                144,169
               2,650  Molex, Inc.                                                   96,063
               2,000  Rohm Corp.                                                   207,672
                                                                                  --------
                                                                                   714,454
                                                                                  --------
Electronics (0.1%):
                 600  Applied Materials                                             39,150
                                                                                  --------
Electronic Components/ Instruments (0.6%):
               6,000  Cae, Inc.                                                     47,196
                 400  Cinram Ltd.                                                    9,410
               1,000  Hirose Electric                                               67,107
               6,000  NEC Corp.                                                     83,412
                                                                                  --------
                                                                                   207,125
                                                                                  --------
Engineering (1.2%):
                 270  Altran Technologies                                           86,696
                 240  Mannesmann AG                                                 98,290
               2,400  Sandvik B                                                     62,110
               6,000  Siebe PLC                                                     94,430
               9,000  United Engineers Ltd.                                         72,710
                 380  Va Technologies                                               17,628
                                                                                  --------
                                                                                   431,864
                                                                                  --------
Entertainment (0.6%):
               1,150  Apollp Group, Inc.                                            40,681
               3,200  Regal Cinemas, Inc.                                          105,200
               1,900  Signature Resorts, Inc.                                       55,813
                                                                                  --------
                                                                                   201,694
                                                                                  --------
Environmental Services (0.2%):
               2,100  United Waste Systems, Inc.                                    80,588
                                                                                  --------
Financial Services (2.7%):
               1,300  Aames Financial Corp.                                         16,738
               2,100  Associates First Capital                                      99,225
               1,400  Central Financial Acceptance Corp.                            15,225
               9,800  Concord Efs, Inc.                                            220,500
               8,600  Credit Acceptance Corp.                                      121,475
               5,000  Federal National Mortgage Assoc.                             218,125
               1,400  Finova Group, Inc.                                           104,300
               1,200  Household International                                      117,900
               1,500  Nationwide Financial Services                                 42,188
                 750  Sirrom Capital Corp.                                          29,156
                                                                                  --------
                                                                                   984,832
                                                                                  --------
Finance Companies (1.0%):
               2,500  Firstplus Financial Group                                     63,750
               5,500  Green Tree Financial Corp.                                   192,500
               5,000  Imperial Credit Industries, Inc.                              94,375
                                                                                  --------
                                                                                   350,625
                                                                                  --------

PARKSTONE AGGRESSIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

       SHARES
         OR
      PRINCIPAL                      SECURITY
       AMOUNT                       DESCRIPTION                               VALUE
--------------------  ---------------------------------------------   -------------------
COMMON STOCKS, CONTINUED:
Food Products & Services (2.2%):
               6,000  Compass Group PLC                                          $ 66,749
               1,300  CPC Industries                                              111,800
               1,000  Danisco                                                      59,465
                 900  Fine Host Corp.                                              27,450
               2,000  Matsumotokiyoshi                                             79,121
               1,450  McDonald's Corp.                                             72,863
                  50  Nestle Reg.                                                  62,205
               4,100  Richfood Holdings, Inc.                                      94,813
               1,150  Safeway, Inc.                                                51,750
               2,300  The Coca Cola Co.                                           156,975
                                                                                 --------
                                                                                  783,191
                                                                                 --------
Funeral Services (1.1%):
               1,900  Equity Corp. International                                   45,600
              10,100  Service Corp. International                                 356,025
                                                                                 --------
                                                                                  401,625
                                                                                 --------
Gas & Electric Utility (0.2%):
              36,000  Hong Kong & China Gas Co. Ltd.                               62,721
                                                                                 --------
Health Care (1.4%):
               2,150  Baxter International, Inc.                                  113,413
               4,600  Health Management Assoc.                                    134,550
               1,900  Occusystems, Inc.                                            49,875
               5,800  Orthodontic Centers of America, Inc.                         97,150
               1,200  Schering AG                                                 120,664
                                                                                 --------
                                                                                  515,652
                                                                                 --------
Health Care Products & Services (0.6%):
                 100  Envoy Corp.,                                                  3,013
              10,000  HEALTHSOUTH Corp.                                           228,750
                                                                                 --------
                                                                                  231,763
                                                                                 --------
Health & Personal Care (1.1%):
               2,000  Alberto-Culver Co.                                           48,500
               5,700  Hospitality Franchise Systems                               307,088
               1,000  Hoya Corp.                                                   45,396
                                                                                 --------
                                                                                  400,984
                                                                                 --------
Home Furnishings (0.3%):
               3,000  Newell Companies, Inc.                                      114,750
                                                                                 --------
Hotels & Lodging (0.8%):
               3,600  Hilton Hotels                                               101,700
               1,900  Marriott International, Inc.                                109,725
               2,300  Sun International Hotel                                      87,113
                                                                                 --------
                                                                                  298,538
                                                                                 --------
Industrial Goods & Services (0.5%):
               2,300  United Technologies Corp.                                   184,863
                                                                                 --------
Industrial Goods & Equipment (0.2%):
               2,300  Msc Industrial Direct                                        81,938
                                                                                 --------
Industrial Holding Company (0.1%):
              50,000  Grupo Industrial Maseca SA                                   50,025
                                                                                 --------

PARKSTONE AGGRESSIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

       SHARES
         OR
      PRINCIPAL                      SECURITY
       AMOUNT                       DESCRIPTION                               VALUE
--------------------  ---------------------------------------------   -------------------
COMMON STOCKS, CONTINUED:
Insurance (1.9%):
               1,100  American International Group, Inc.                         $148,913
               2,000  Amerin Corp.                                                 47,000
               2,200  HCC Insurance Holdings, Inc.                                 57,475
               1,250  Healthcare Recoveries Inc.                                   19,063
               1,100  Marsh & Mclennan                                            144,925
               5,500  Sunamerica, Inc.                                            259,875
                                                                                 --------
                                                                                  677,251
                                                                                 --------
Investment Company (0.1%):
               6,000  Dimension Data Holdings                                      20,071
                                                                                 --------
Jewelry (0.2%):
               3,300  Bulgari Spa                                                  64,857
                                                                                 --------
Machinery & Equipment (0.6%):
               2,100  Prime Service, Inc.                                          51,450
               1,100  Rental Service Corp.                                         23,925
               1,200  Sidel                                                        84,353
              11,000  TT Group PLC                                                 66,855
                                                                                 --------
                                                                                  226,583
                                                                                 --------
Manufacturing-Consumer Goods (1.2%):
                 925  Adidas AG                                                    97,622
               3,000  Bombardier, Inc.                                             63,074
               5,000  Canon                                                       126,577
               2,000  Fuji Photo Film Ltd Jpy Ords                                 77,405
              28,000  Halma PLC                                                    80,622
                                                                                 --------
                                                                                  445,300
                                                                                 --------
Medical Equipment & Supplies (2.6%):
                 400  Fresenius AG                                                 89,120
               2,300  Henry Schein, Inc.                                           76,763
               1,700  Medical Systems                                              45,900
               1,200  Medquist, Inc.                                               30,900
               2,000  Medtronic, Inc.                                             148,000
              10,100  Omnicare, Inc.                                              289,113
               5,100  Phycor, Inc.                                                145,988
                 850  Sabratek Corp.                                               22,631
               2,250  Serologicals Corp.                                           43,031
                 300  Spine-Tech Inc.                                              10,369
               2,900  Urohealth Systems, Inc.                                      24,650
                                                                                 --------
                                                                                  926,465
                                                                                 --------
Medical-Hospital Services (0.5%):
               1,900  Columbia/Hca Healthcare Corp.                                69,588
               2,000  NCS Healthcare, Inc.                                         56,000
               2,000  Total Renal Care Holdings, Inc.                              72,000
                                                                                 --------
                                                                                  197,588
                                                                                 --------
Medical Supplies (0.3%):
               1,800  Boston Scientific Corp.                                      96,075
                                                                                 --------
Medical Instruments (0.1%):
                 500  Guidant Corp.                                                38,813
                                                                                 --------

PARKSTONE AGGRESSIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

       SHARES
         OR
      PRINCIPAL                      SECURITY
       AMOUNT                       DESCRIPTION                               VALUE
--------------------  ---------------------------------------------   -------------------
COMMON STOCKS, CONTINUED:
Office Equipment & Services (1.4%):
               1,500  Automatic Data Processing, Inc.                           $  73,688
               1,000  Ahrend                                                       63,322
               1,300  Hewlett Packard Co.                                          66,950
               1,000  Oce-Van Der Grinten NV                                      130,553
               5,000  Ricoh Co. Ltd.                                               65,648
               1,400  Xerox Corp.                                                  94,850
                                                                                ---------
                                                                                  495,011
                                                                                ---------
Oil & Gas Exploration, Production & Services (0.3%):
               1,500  Canadian Natural Resources                                   39,421
               2,200  Sociedad Anonima                                             66,000
                                                                                ---------
                                                                                  105,421
                                                                                ---------
Pharmaceuticals (4.6%):
               1,300  American Medserve Corp.                                      18,850
               1,500  Biogen                                                       49,781
              12,000  CSL Ltd.                                                     73,536
               5,000  Daiichi Pharmaceutical                                       85,815
               5,800  Dura Pharmaceuticals, Inc.                                  230,550
               1,100  Eli Lilly & Co.                                             102,300
               1,100  Johnson & Johnson                                            65,863
               1,600  Jones Medical Industries, Inc.                               57,400
               1,700  Merck & Co., Inc.                                           152,788
               1,500  Merk KGAA                                                    61,871
               2,300  Parexel International Corp.                                  75,613
               1,400  Pfizer, Inc.                                                144,025
               1,800  Quintiles Transnational Corp.                               112,500
                  15  Roche Holdings AG                                           133,388
               5,000  Takeda Chemical Ind.                                        126,577
               1,200  Teva Pharmaceutical Industries, Ltd.                         72,000
               1,000  Warner Lambert Co.                                          100,750
                                                                                ---------
                                                                                1,663,607
                                                                                ---------
Printing & Publishing (0.3%):
               3,300  Schibsted ASA                                                61,697
                 500  Wolters Kluwer NV                                            60,221
                                                                                ---------
                                                                                  121,918
                                                                                ---------
Radio/TV (0.4%):
               1,000  Clear Channel Communications, Inc.                           52,875
               2,000  Evergreen Media Corp.                                        77,750
                                                                                ---------
                                                                                  130,625
                                                                                ---------
Real Estate (0.2%):
               5,000  Sun Hung Kai Properties Ltd.                                 61,463
                                                                                ---------
Records Management (0.1%):
               1,600  Iron Mountain, Inc.                                          44,600
                                                                                ---------
Resorts & Entertainment (0.7%):
               5,700  Carnival Cruise Lines                                       216,600
               2,200  Vistana, Inc.                                                26,125
                                                                                ---------
                                                                                  242,725
                                                                                ---------
Restaurants (0.1%):
               2,700  Landry's Seafood Restaurants                                 49,950
                                                                                ---------

PARKSTONE AGGRESSIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

       SHARES
         OR
      PRINCIPAL                      SECURITY
       AMOUNT                       DESCRIPTION                               VALUE
--------------------  ---------------------------------------------   -------------------
COMMON STOCKS, CONTINUED:
Retail - Discount Stores (0.2%):
               2,300  Consolidated Stores                                        $ 87,975
                                                                                 --------
Retail-Speciality (0.7%):
               1,000  Autobacs Seven Co. Ltd.                                      72,942
               1,900  Hollywood Entertainment Corp.                                38,238
               2,300  Home Depot, Inc.                                            144,900
                                                                                 --------
                                                                                  256,080
                                                                                 --------
Retail Stores/Catalog (2.6%):
               1,800  CDW Computer Center, Inc.                                    88,200
                 250  Colrayt                                                     100,818
               2,300  Just For Feet, Inc.                                          45,138
               2,100  Men's Wearhouse, Inc.                                        70,088
               2,200  Petco Animal Supplies, Inc.                                  58,850
              10,600  PetsMart, Inc.                                              129,850
               2,000  Renter's Choice, Inc.                                        38,500
               1,900  Rexall Sundown, Inc.                                         50,825
               1,700  Saks Holdings, Inc.                                          42,288
               2,800  Sears Roebuck                                               137,550
               2,400  Walgreen Co.                                                112,200
               2,200  West Marine, Inc.                                            57,750
                                                                                 --------
                                                                                  932,057
                                                                                 --------
Semiconductors (0.4%):
                 900  Intel Corp.                                                 136,350
                                                                                 --------
Services (0.4%):
               3,500  Money Store                                                  89,688
               1,000  Nichii Gakkan Co.                                            53,205
                                                                                 --------
                                                                                  142,893
                                                                                 --------
Technology (1.9%):
               1,000  Act Manufacturing, Inc.                                      28,188
               2,600  Analog Devices, Inc.                                         69,550
               1,600  Computer Science                                            123,800
               1,800  Lucent Technologies                                         114,525
               2,700  Sanmina Corp.                                               156,431
                 950  Scopus Technology                                            28,678
               1,300  Viasoft, Inc.                                                68,900
               1,450  Visio Corp.                                                  83,375
                                                                                 --------
                                                                                  673,447
                                                                                 --------
Telecommunications (2.4%):
               2,850  Airtouch Communications, Inc.                                79,444
               6,400  Canwest Global Communications Corp.                         100,800
               3,000  Cia De Telecomunicaciones De Chile Sa, Adr                  102,750
               9,000  Denki Kogyo Co. Ltd.                                         68,351
               1,700  Harmonic Lightwaves, Inc.                                    28,050
               6,000  Nera As                                                      34,328
               1,000  Nokia Corp. ADR                                              66,000
               1,200  Pacific Gateway Exchange, Inc.                               31,800
               2,500  Portugal Telecom Sa                                          96,250
               4,200  Telco Communications Group                                   99,225
                 600  Telecommunicacoes Brasileiras Sa                             82,425
               2,700  WorldCom, Inc.                                               79,988
                                                                                 --------
                                                                                  869,411
                                                                                 --------

PARKSTONE AGGRESSIVE ALLOCATION FUND


                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
                                   (UNAUDITED)

       SHARES
         OR
      PRINCIPAL                              SECURITY
       AMOUNT                              DESCRIPTION                               VALUE
--------------------  ----------------------------------------------------   -------------------
COMMON STOCKS, CONTINUED:
Telecommunications-Services & Equipment (1.1%):
                 800  Cascade Communications,                                        $    30,600
               1,800  Newbridge Networks Corp.                                            72,225
               1,400  Pairgain Technologies Inc.,                                         29,225
               4,200  Tellabs, Inc.                                                      211,050
               3,900  West Teleservices Corp.                                             61,913
                                                                                     -----------
                                                                                         405,013
                                                                                     -----------
Tobacco (0.1%):
              12,000  PT Hanjaya Mandala Sampoerna                                        48,468
                                                                                     -----------
Toys (0.1%):
                 500  Nintendo                                                            39,046
                                                                                     -----------
Wholesale Distribution (0.3%):
               1,300  Barnett, Inc.                                                       28,925
               3,150  Brightpoint, Inc.                                                   97,650
                                                                                     -----------
                                                                                         126,575
                                                                                     -----------
Wholesale Distribution - Pharmaceuticals (0.8%):
               5,000  Cardinal Health, Inc.                                              291,250
                                                                                     -----------
Wholesale & Retail Trade (0.1%):
               2,300  Ha-Lo Industries, Inc.                                              53,763
                                                                                     -----------
  Total Common Stocks                                                                 23,233,878
                                                                                     -----------
Mutual Funds (0.1%):
              40,366  Parkstone Prime Obligations Fund
                      Money Market Fund
                      Institutional Shares                                                40,366
                                                                                     -----------
  Total Mutual Funds                                                                      40,366
                                                                                     -----------
Repurchase Agreements (10.4%):
           3,771,000  Goldman Sachs,
                      5.57%, 6/2/97                                                    3,771,000
                                                                                     -----------
  Total Repurchase Agreements                                                          3,771,000
                                                                                     -----------
Cash Equivalent (0.2%):
              75,010  Bank of California Sweep Fund
                                                                                          75,010
                                                                                     -----------
  Total Cash Equivalent                                                                   75,010
                                                                                     -----------
Total Cost-$35,773,347 (a)                                                           $36,725,622
                                                                                     ===========

----------
(a)  Represents cost for federal income tax purposes and differs from value by net unrealized apprecation of securities as follows:

                      Unrealized appreciation..............................          $ 1,773,049
                      Unrealized depreciation..............................             (820,774)
                                                                                     -----------
                      Net unrealized appreciation..........................          $   952,275
                                                                                     ===========

PARKSTONE MUTUAL FUNDS

                                                                 FINANCIAL HIGHLIGHTS
                                                                      (UNAUDITED)


                                                            CONSERVATIVE         AGGRESSIVE
                                                             ALLOCATION          ALLOCATION
                                                                FUND                FUND
                                                            ------------         ------------
                                                            DECEMBER 30,         DECEMBER 30,
                                                              1996 TO              1996 TO
                                                              MAY 31,              MAY 31,
                                                              1997 (a)             1997 (a)
                                                            ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $      10.00                10.00
                                                            ------------         ------------
INVESTMENT ACTIVITIES:
      Net investment income                                         0.12                 0.06
      Net realized and unrealized gains from investments            0.15                 0.18
                                                            ------------         ------------
        Total from Investment Activities                            0.27                 0.24
DIVIDENDS AND DISTRIBUTIONS:
      From net investment income                                   (0.10)               (0.05)
                                                            ------------         ------------
NET ASSET VALUE, END OF PERIOD                              $      10.17                10.19
                                                            ============         ============

Total Return                                                        2.67%(b)             2.43%(b)

RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period (000)                       $     10,174               36,218
    Ratio of expenses to average
          net assets                                                1.63%(c)             1.32%(c)
    Ratio of net investment income to
          average net assets                                        3.17%(c)             1.71%(c)
    Ratio of expenses to average
          net assets*                                               1.93%(c)             1.47%(c)
    Ratio of net investment income to
          average net assets*                                       2.87%(c)             1.56%(c)
    Portfolio turnover                                             45.82%               42.34%
    Average commissions rate paid (d)                       $     0.0794         $     0.0261

----------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.


                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
The Parkstone Group of Funds                                        May 31, 1997
                                                                    (Unaudited)


1.  ORGANIZATION

The Parkstone Group of Funds ( the "Group") was organized on July 9, 1987, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust.

The Conservative Allocation Fund and the Aggressive Allocation Fund (collectively, "the Funds") are authorized to issue an unlimited number of shares without par value. Sales of shares of the Funds may be made to customers of First of America Bank - Michigan N.A. and its affiliates, to all accounts of correspondent banks of First of America Bank - Michigan N.A. and to the general public. First of America Investment Corporation ("FIC"), a wholly owned subsidiary of First of America Bank, serves as investment adviser to the Group.

The investment objective of the Conservative Allocation Fund is to seek current income and conservation of capital with a secondary objective of long-term capital growth. The investment objective of the Aggressive Allocation Fund is to seek capital appreciation and income growth.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments in common and preferred stocks, corporate bonds, commercial paper, municipal and foreign government bonds and U.S. Government securities of the Funds are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in foreign securities are valued based on quotations from the primary market in which they are traded. The differences between the cost and market values of investments held by the Funds are reflected as either unrealized appreciation or depreciation.


Continued

The Parkstone Group of Funds                                        May 31, 1997
                                                                    (Unaudited)


Security Transactions and Related Income:

Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.


Foreign Currency Translation:

The market value of investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuation arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Repurchase Agreements:

The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which FIC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the


Continued

The Parkstone Group of Funds                                        May 31, 1997
                                                                    (Unaudited)


Funds' custodian or another qualified custodian or in the Federal
Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements:

The Funds may also enter into reverse repurchase agreements, pursuant to which the Funds would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Forward Currency Contracts:

The Funds may enter into a forward currency contract ("Forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded as unrealized appreciation or depreciation. When the forward is closed the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a Forward or if the value of the currency changes unfavorably.

Dividends to Shareholders:

Dividends from net investment income are declared and paid monthly for the Funds. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, expiring capital loss carry forwards and deferrals of certain losses. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified to additional paid-in capital.


Continued

The Parkstone Group of Funds                                        May 31, 1997
                                                                    (Unaudited)


Federal Income Taxes:

It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Group are prorated to the Funds on the basis of relative net assets.


3.  PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the period were as follows (amounts in thousands):

                                    Purchases       Sales
                                    ---------     ---------
Conservative Allocation Fund         $ 9,250       $ 2,780
Aggressive Allocation Fund            31,602        10,053

4.  RELATED PARTY TRANSACTIONS:

FIC serves as investment adviser for the Funds, and, with respect to a portion of the Funds, Gulfstream Global Investors, Ltd. ("Gulfstream") serves as subadviser. Under the terms of the investment advisory agreement, FIC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Under the terms of the sub-investment advisory agreement, Gulfstream is entitled to receive fees from FIC based on a percentage of the average daily net assets of each of the applicable Funds.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Group as Administrator. Such officers and trustees are paid no fees directly by the funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's


Continued

The Parkstone Group of Funds                                        May 31, 1997
                                                                    (Unaudited)


fees are computed at 0.20% of the average daily net assets of each Fund. BISYS also serves the Group as distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. BISYS Ohio serves the Group as transfer agent and mutual fund accountant.

Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period from December 30, 1996 through May 31, 1997(amounts in thousands):

                                                       Conservative         Aggressive
                                                        Allocation          Allocation
                                                           Fund                Fund
                                                           ----                ----
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
 (percentage of average net assets)...........            1.00%                1.00%
Voluntary fee reduction.......................          $   11               $   16

TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES....      $   19               $   20

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS

                               INVESTOR A SHARES
                               INVESTOR B SHARES
                               INVESTOR C SHARES
                              INSTITUTIONAL SHARES

                           THE PARKSTONE GROWTH FUNDS
                     THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                      THE PARKSTONE TAX-FREE INCOME FUNDS
                        THE PARKSTONE MONEY MARKET FUNDS

                          THE PARKSTONE GROUP OF FUNDS
                                   FORM N-1A


PART C.           OTHER INFORMATION
ITEM NO.
--------------------------------------------------------------------------------

ITEM 1.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements:

                  Financial Highlights for the Registrant are incorporated by reference to Part A of Registrant's Post-Effective Amendment No. 31 (filed October 9, 1996).

                  -- Financial Highlights for the Moderate Foundation Fund, formerly known as the Balanced Fund, are included in Part A.

                  The following documents for the Registrant are incorporated by reference to the Annual Report incorporated by reference to Part B of the Registrant's Post-Effective Amendment No. 31 (filed October 9, 1996):

                  --       Independent Auditor's Report dated August 23,
                           1996.

                  -- Statements of Assets and Liabilities as of June 30, 1996.

                  --       Statements of Operations for the year ended
                           June 30, 1996.

                  -- Statements of Changes in Net Assets for the years ended June 30, 1996 and June 30, 1995.

                  --       Schedules of Portfolio Investments as of June 30,
                           1996.

                  --       Notes to Financial Statements.

OTHER INFORMATION

                  All required financial statements are included or incorporated by reference in Part B hereof. All other financial statements and schedules are inapplicable.

         (b)      Exhibits:

                  (1)      (a)      Declaration of Trust dated March 25, 1987
                                    (incorporated by reference to Registrant's
                                    Post-Effective Amendment No. 31, filed
                                    October 9, 1996).

                                    (i)     Amendment dated April 7, 1987 to
                                            Declaration of Trust (incorporated
                                            by reference to Registrant's
                                            Post-Effective Amendment No. 31,
                                            filed October 9, 1996).

                                    (ii)    Amendment dated July 1, 1987 to
                                            Declaration of Trust (incorporated
                                            by reference to Registrant's
                                            Post-Effective Amendment No. 31,
                                            filed October 9,
                                            1996).

                  (2)      (a)      Code of Regulations as approved and adopted
                                    by Registrant's Board of Trustees
                                    (incorporated by reference to Registrant's
                                    Post-Effective Amendment No. 31, filed
                                    October 9, 1996).

                                    (i)     Amendment dated May 11, 1989 to Code
                                            of Regulations (incorporated by
                                            reference to Registrant's
                                            Post-Effective Amendment No. 31,
                                            filed October 9, 1996).

                                    (ii)    Amendment dated August 26, 1993 to
                                            Code of Regulations (incorporated by
                                            reference to Registrant's
                                            Post-Effective Amendment No. 31,
                                            filed October 9,
                                            1996).

                  (3)      Not applicable.

                  (4)      Not applicable.

                  (5)      (a)      Investment Advisory Agreement between
                                    Registrant and Securities Counsel, Inc., dated July 9, 1987, relating to the U.S.
                                    Government Obligations Fund, the Prime
                                    Obligations Fund and the Tax-Free Fund
                                    (incorporated by reference to Registrant's
                                    Post-Effective Amendment No. 31, filed
                                    October 9, 1996).

                                    (i)     Amendment dated August 26, 1993 to
                                            Schedule A adding the Treasury Fund
                                            and Municipal Investor Fund
                                            (incorporated by reference to
                                            Registrant's Post-Effective
                                            Amendment No. 31, filed October 9,
                                            1996).

                           (b) Investment Advisory Agreement between Registrant and Securities Counsel, Inc. dated September 8, 1988, relating to the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund, the Equity Fund, the

Other Information

                                    Small Capitalization Fund and the High
                                    Equity Income Fund (incorporated by
                                    reference to Registrant's Post-Effective
                                    Amendment No. 31, filed October 9, 1996).

                                    (i)     First Amendment dated March 1, 1995
                                            authorizing the use of subadvisers
                                            with respect to the Balanced Fund
                                            (incorporated by reference to
                                            Registrant's Post-Effective
                                            Amendment No. 31, filed October 9,
                                            1996).

                                    (ii)*   Amendment to Schedule A adding the
                                            Conservative Allocation Fund and the
                                            Aggressive Allocation Fund and
                                            incorporating previous amendments
                                            adding the Large Capitalization
                                            Fund, the Michigan Municipal Bond
                                            Fund, the Balanced Allocation Fund
                                            and the U.S. Government Income Fund.

                                    (iii)*  Second Amendment authorizing the
                                            use of Subadvisers with respect to
                                            the Conservative Allocation Fund
                                            and the Aggressive Allocation Fund.
                           (c) Investment Advisory Agreement between the Registrant and First of America Investment Corporation dated December 22, 1992, relating to the International Discovery Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                                    (i)     Amendment dated February 10, 1995 to
                                            Schedule A adding the Emerging
                                            Markets Fund (incorporated by
                                            reference to Registrant's
                                            Post-Effective Amendment No. 31
                                            filed October 9, 1996).

                           (d) Sub-Investment Advisory Agreement between First of America Investment Corporation and Gulfstream Global Investors, Ltd. dated March 1, 1995, relating to the International Discovery Fund, the Balanced Fund and the Emerging Markets Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).
                                    (i)*    Amendment to Schedule A adding the
                                            Conservative Allocation Fund and the
                                            Aggressive Allocation Fund.

                  (6)      (a)      Distribution Agreement between Registrant
                                    and The Winsbury Company Limited Partnership dated October 1, 1993, relating to the U.S.
                                    Government Obligations Fund, the Prime
                                    Obligations Fund, the Tax-Free Fund, the
                                    Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization
                                    Fund, the International Discovery Fund, the
                                    Balanced Fund, the High Equity Income Fund, the Bond Fund, the Limited Maturity Bond
                                    Fund, the Intermediate Government
                                    Obligations Fund, the U.S. Government Income
                                    Fund, the Municipal Bond Fund and the
                                    Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective
                                    Amendment No. 31 filed October 9, 1996).

OTHER INFORMATION

                                    (i)     Amendment dated May 12, 1994 to the
                                            Distribution Agreement adding
                                            Schedules H and I relating to
                                            Investor C Shares (incorporated by
                                            reference to Registrant's
                                            Post-Effective Amendment No. 31
                                            filed October 9, 1996).

                                    (ii)*   Amendment to Schedule A adding
                                            the Conservative Allocation Fund and
                                            the Aggressive Allocation Fund and
                                            incorporating previous amendments
                                            adding the Emerging Markets Fund
                                            and the Large Capitalization Fund.

                                    (iii)   Amendment to Schedule B dated
                                            November 8, 1995 adding the Large
                                            Capitalization Fund (incorporated
                                            by reference to Registrant's
                                            Post-Effective Amendment No. 31
                                            filed October 9, 1996).

                                    (iv)    Amendment to Schedule D dated
                                            November 8, 1995 adding the Large
                                            Capitalization Fund (incorporated
                                            by reference to Registrant's Post-
                                            Effective Amendment No. 31 filed
                                            October 9, 1996).

                                    (v)     Amendment to Schedule F dated
                                            November 8, 1995 adding the Large
                                            Capitalization Fund (incorporated
                                            by reference to Registrant's Post-
                                            Effective Amendment No. 31 filed
                                            October 9, 1996).

                                    (vi)    Amendment to Schedule G dated
                                            November 8, 1995 adding the Large
                                            Capitalization Fund (incorporated
                                            by reference to Registrant's
                                            Post-Effective Amendment No. 31
                                            filed October 9, 1996).

                                    (vii)   Amendment to Schedule I dated
                                            November 8, 1995 adding the Large
                                            Capitalization Fund (incorporated
                                            by reference to Registrant's
                                            Post-Effective Amendment No. 31
                                            filed October 9, 1996).


                           (b) Specimen Dealer Agreement between BISYS Fund Services, L.P. and dealers (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                           (c) Specimen Shareholder Service Agreement between BISYS Fund Services, L.P. and organizations providing shareholder services (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                  (7)      Not applicable.

                  (8)      (a)      Custody Agreement between Registrant and the
                                    Bank of California, N.A., dated October 18,
                                    1991, relating to the U.S. Government

OTHER INFORMATION

                                    Obligations Fund, the Prime Obligations
                                    Fund, the Tax-Free Fund, the Bond Fund, the
                                    Limited Maturity Bond Fund, the Intermediate
                                    Government Obligations Fund, the Municipal
                                    Bond Fund, the Equity Fund, the Small
                                    Capitalization Fund, the High Income Equity
                                    Fund and the Michigan Municipal Bond Fund
                                    (incorporated by reference to Registrant's
                                    Post-Effective Amendment No. 31 filed
                                    October 9, 1996).

                                    (i)*    Amendment to Schedule A adding the
                                            Conservative Allocation Fund and the
                                            Aggressive Allocation Fund and
                                            incorporating previous amendments
                                            adding the Large Capitalization
                                            Fund, the Balanced Allocation Fund,
                                            the U.S. Government Income Fund,
                                            the  International Discovery Fund,
                                            the  Treasury Fund and the
                                            Municipal Investor Fund.


                                    (ii)    Amendment dated November 20, 1992,
                                            to Schedule B of the Custody
                                            Agreement (incorporated by reference
                                            to Registrant's Post-Effective
                                            Amendment No. 31 filed October 9,
                                            1996).

                                    (iii)   Securities Lending and Reverse
                                            Repurchase Agreement Addendum dated
                                            June 8, 1995 (incorporated by
                                            reference to Registrant's Post-
                                            Effective Amendment No. 31 filed
                                            October 9, 1996).

                                            (a)*     Amendment to Exhibits D to
                                                     add the Conservative
                                                     Allocation Fund and the
                                                     Aggressive Allocation Fund.

                                            (b)*     Amendment to Schedule I to
                                                     add the Conservative
                                                     Allocation Fund and the
                                                     Aggressive Allocation Fund.

                           (b) Custodian Agreement between Registrant and the Bank of California, N.A., dated July 30, 1995, relating to the International Discovery Fund, Emerging Markets Fund and portion of the Balanced Fund invested in foreign securities (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                  (9)      (a)      Administration Agreement between Registrant
                                    and The Winsbury Company Limited Partnership dated January 1, 1995, relating to the U.S.
                                    Government Obligations Fund, the Prime
                                    Obligations Fund, the Tax-Free Fund, the
                                    Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization
                                    Fund, the International Discovery Fund, the
                                    Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond
                                    Fund, the Intermediate Government
                                    Obligations Fund, the U.S. Government Income
                                    Fund, the Municipal Bond Fund and the
                                    Michigan

OTHER INFORMATION

                                    Municipal Bond Fund (incorporated by
                                    reference to Registrant's Post-Effective
                                    Amendment No. 31 filed October 9, 1996).

                                    (i)*    Amendment to Exhibit A adding the
                                            Conservative Allocation Fund and the
                                            Aggressive Allocation Fund and
                                            incorporating a previous amendment
                                            adding the Large Capitalization
                                            Fund.

                           (b) Transfer Agency Agreement between Registrant and The Winsbury Service Corporation dated August 8, 1990.

                                    (i)     Amendment dated May 12, 1994 to
                                            Schedule B revising the fee schedule
                                            (incorporated by reference to
                                            Registrant's Post-Effective
                                            Amendment No. 31 filed October 9,
                                            1996).

                           (c) Fund Accounting Agreement between Registrant and The Winsbury Service Corporation dated as of February 1, 1993, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                                    (i)*    Amendment to Schedule A adding the
                                            Conservative Allocation Fund and the
                                            Aggressive Allocation Fund and
                                            incorporating previous amendments
                                            adding the Large Capitalization
                                            Fund, the Treasury Fund and the
                                            Municipal Investor Fund.

                                    (ii)    Amendment dated April 1, 1993 to
                                            Schedule B revising the fee schedule
                                            (incorporated by reference to
                                            Registrant's Post-Effective
                                            Amendment No. 31 filed October 9,
                                            1996).

                           (d) Sub-Administration Agreement between First of America Investment Corporation and The Winsbury Company Limited Partnership dated January 1, 1995, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


OTHER INFORMATION

                                    (i)*    Amendment adding the Conservative
                                            Allocation Fund and the Aggressive
                                            Allocation Fund and incorporating
                                            a previous amendment adding the
                                            Large Capitalization Fund.

                           (e) Securities Lending Record Administration Agreement between The Bank of California, N.A. and The Winsbury Company Limited Partnership dated June 1, 1995 (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                  (10) An opinion of Legal Counsel with respect to shares of the U.S. Government Obligations Fund, the Prime Obligations Fund, the Treasury Fund, the Tax-Free Fund, the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund, and the Michigan Municipal Bond Fund was filed with Registrant's Notice filed pursuant to Rule 24f-2 on August 28, 1996.

                  (11)     (a)      Consent of Coopers & Lybrand, L.L.P.

                           (b)      Consent of Howard & Howard Attorneys, P.C.

                  (12)     Not applicable.

                  (13) Purchase Agreement dated July 2, 1987, between Registrant and The Winsbury Corporation (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


                  (14)     (a)      Specimen Agreement for the Parkstone
                                    Individual Retirement Account (incorporated by reference to Registrant's Post-Effective
                                    Amendment No. 31 filed October 9, 1996).

                           (b)      Specimen Agreement for the National
                                    Financial Services Corporation Individual
                                    Retirement Account offered through First of America Securities, Inc. for investment in the Parkstone Group of Funds (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                  (15)     (a)      Investor A Distribution and Shareholder
                                    Service Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                                    (i)     Participating Organization Agreement
                                            between The Winsbury Company and
                                            National Financial Services
                                            Corporation dated October 1, 1993,
                                            relating to Investor A Share
                                            distribution and shareholder
                                            services for the U.S.

OTHER INFORMATION

                                            Government Obligations Fund, the
                                            Tax-Free Fund, the Prime Obligations
                                            Fund, the Treasury Fund, the
                                            Municipal Investor Fund, the Equity
                                            Fund, the Small Capitalization Fund,
                                            the High Income Equity Fund, the
                                            International Discovery Fund, the
                                            Balanced Fund, the Bond Fund, the
                                            Limited Maturity Bond Fund, the
                                            Michigan Municipal Bond Fund, the
                                            Municipal Bond Fund, the U.S.
                                            Government Income Fund and the
                                            Intermediate Government Obligations
                                            Fund (incorporated by reference to
                                            Registrant's Post-Effective
                                            Amendment No. 31 filed October 9,
                                            1996).

                                            (a)      Amendment to Schedule A
                                                     dated November 8, 1995
                                                     adding the Large
                                                     Capitalization Fund
                                                     (incorporated by reference
                                                     to Registrant's Post-
                                                     Effective Amendment
                                                     No. 31 filed October 9,
                                                     1996).

                                    (ii)    Participating Organization Agreement
                                            between The Winsbury Company and
                                            First of America Bank Corporation on
                                            behalf of its wholly-owned
                                            subsidiary banks, dated October 1,
                                            1993, relating to Investor A Share
                                            distribution and shareholder
                                            services for the U.S. Government
                                            Obligations Fund, the Tax-Free Fund,
                                            the Prime Obligations Fund, the
                                            Treasury Fund, the Municipal
                                            Investor Fund, the Equity Fund, the
                                            Small Capitalization Fund, the High
                                            Income Equity Fund, the
                                            International Discovery Fund, the
                                            Balanced Fund, the Bond Fund, the
                                            Limited Maturity Bond Fund, the
                                            Michigan Municipal Bond Fund, the
                                            Municipal Bond Fund, the U.S.
                                            Government Income Fund and the
                                            Intermediate Government Obligations
                                            Fund (incorporated by reference to
                                            Registrant's Post-Effective
                                            Amendment No. 31 filed October 9,
                                            1996).

                                            (a)      Amendment dated November 8,
                                                     1995 adding Exhibit C to
                                                     reflect 12b-1 fees charged
                                                     to each Fund (incorporated
                                                     by reference to
                                                     Registrant's Post-Effective
                                                     Amendment No. 31 filed
                                                     October 9, 1996).
                                            (b)      Amendment to Exhibit A
                                                     dated November 8, 1995
                                                     adding the Large
                                                     Capitalization Fund
                                                     (incorporated by reference
                                                     to Registrant's Post-
                                                     Effective Amendment No. 31
                                                     filed October 9, 1996).


OTHER INFORMATION

                                    (iii)            Participating Organization
                                                     Agreement between The
                                                     Winsbury Company and First
                                                     of America Securities,
                                                     Inc., as a party and on
                                                     behalf of its affiliate
                                                     First of America Brokerage
                                                     Services, dated September
                                                     21, 1994, relating to
                                                     Investor A Share
                                                     distribution and
                                                     shareholder services for
                                                     the U.S. Government
                                                     Obligations Fund, the
                                                     Tax-Free Fund, the Prime
                                                     Obligations Fund, the
                                                     Treasury Fund, the
                                                     Municipal Investor Fund,
                                                     the Equity Fund, the Small
                                                     Capitalization Fund, the
                                                     High Income Equity Fund,
                                                     the International Discovery
                                                     Fund, the Balance Fund, the
                                                     Bond Fund, the Limited
                                                     Maturity Bond Fund, the
                                                     Michigan Municipal Bond
                                                     Fund, the Municipal Bond
                                                     Fund, the U.S. Government
                                                     Income Fund and the
                                                     Intermediate Government
                                                     Obligations Fund
                                                     (incorporated by reference
                                                     to Registrant's
                                                     Post-Effective Amendment
                                                     No. 31 filed October 9,
                                                     1996).

                                                     (a)     Amendment to
                                                             Exhibit A dated
                                                             Nobember 8, 1995
                                                             adding the Large
                                                             Capitalization
                                                             Fund (incorporated
                                                             by reference to
                                                             Registrant's
                                                             Post-Effective
                                                             Amendment No. 31
                                                             filed October 9,
                                                             1996).

                           (b) Investor B Distribution and Shareholder Service Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                                    (i)    Shareholder Services and Financing
                                           Agreement between The Winsbury
                                           Company and Security Distributors,
                                           Inc. dated February 1, 1994 relating
                                           to Investor B Share financing
                                           assistance and shareholder support
                                           services for the Equity Fund, the
                                           Small Capitalization Fund, the
                                           International Discovery Fund, the
                                           High Income Equity Fund, the Balanced
                                           Fund, the Bond Fund, the Limited
                                           Maturity Bond Fund, the U.S.
                                           Government Income Fund, the
                                           Intermediate Government Obligations
                                           Fund, the Municipal Bond Fund and the
                                           Michigan Municipal Bond Fund
                                           (incorporated by reference to
                                           Registrant's Post-Effective Amendment
                                           No. 31 filed October 9, 1996).

                                    (ii)    Service and Commission Agreement
                                            between The Winsbury Company and
                                            Security Distributors, Inc.,
                                            Security Benefit Group, Inc. and
                                            First of America Brokerage Services
                                            dated February 1, 1994, relating to
                                            Investor B Share shareholder support
                                            services for the Equity Fund, the
                                            Small Capitalization Fund, the
                                            International Discovery Fund, the
                                            High Income Equity Fund, the
                                            Balanced Fund, the Bond Fund, the
                                            Limited Maturity Bond Fund, the U.S.
                                            Government Income Fund, the
                                            Intermediate Government Obligations
                                            Fund,

OTHER INFORMATION
                                           the Municipal Bond Fund and the
                                           Michigan Municipal Bond Fund
                                           (incorporated by reference to
                                           Registrant's Post-Effective
                                           Amendment No. 31 filed October 9,
                                           1996).

                                    (iii)  Dealer Agreement between The Winsbury
                                           Company and First of America
                                           Brokerage Service, Inc. dated
                                           February 1, 1994 relating to Investor
                                           B Share distribution services for the
                                           Equity Fund, the Small Capitalization
                                           Fund, the International Discovery
                                           Fund, the High Income Equity Fund,
                                           the Balanced Fund, the Bond Fund, the
                                           Limited Maturity Bond Fund, the U.S.
                                           Government Income Fund, the
                                           Intermediate Government Obligations
                                           Fund, the Municipal Bond Fund and the
                                           Michigan Municipal Bond Fund
                                           (incorporated by reference to
                                           Registrant's Post-Effective Amendment
                                           No. 31 filed October 9, 1996).

                                           (a)      Amendment to Exhibit A
                                                    dated November 8, 1995
                                                    adding the Large
                                                    Capitalization Fund
                                                    (incorporated by reference
                                                    to Registrant's Post-
                                                    Effective Amendment No. 31
                                                    filed October 9, 1996).

                           (c) Investor C Distribution and Shareholder Service Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


                                    (i)    Participating Organization Agreement
                                           between The Winsbury Company and
                                           First of America Securities, Inc.
                                           dated September 21, 1994, relating to
                                           Investor C Share distribution and
                                           shareholder services for the Equity
                                           Fund, the Small Capitalization Fund,
                                           the High Income Equity Fund, the Bond
                                           Fund, the Limited Maturity Bond Fund,
                                           the Intermediate Government
                                           Obligations Fund, the Michigan
                                           Municipal Bond Fund, the Balanced
                                           Fund, the U.S. Government Income Fund
                                           and the International Discovery Fund
                                           (incorporated by reference to
                                           Registrant's Post-Effective Amendment
                                           No. 31 filed October 9, 1996).

                                            (a)      Amendment to Exhibit A
                                                     dated November 8, 1995
                                                     adding the Large
                                                     Capitalization Fund
                                                     (incorporated by reference
                                                     to Registrant's Post-
                                                     Effective Amendment No. 31
                                                     filed October 9, 1996).

                                            (b)      Amendment to Exhibit C
                                                     dated November 8, 1995
                                                     adding the Large
                                                     Capitalization Fund
                                                     (incorporated by reference
                                                     to Registrant's Post-
                                                     Effective Amendment No. 31
                                                     filed October 9, 1996).

OTHER INFORMATION

                  (16)     (a)      Computation of Total Returns for the Small
                                    Capitalization Fund, the Mid Capitalization
                                    Fund, the Large Capitalization Fund,
                                    the International Discovery Fund, the
                                    Emerging Markets Fund, the Conservative
                                    Allocation Fund, the Balanced Allocation
                                    Fund, the  Aggressive Allocation Fund, the
                                    Equity Income Fund, the Bond Fund, the
                                    Limited  Maturity Bond Fund, the
                                    Intermediate Government Obligations Fund, the U.S. Government Income Fund, the
                                    Municipal Bond Fund, the Michigan Municipal
                                    Bond Fund, the U.S. Government Obligations
                                    Fund, the Prime Obligations Fund, the
                                    Tax-Free Fund, the Treasury Fund and the
                                    Municipal Investor Fund (incorporated by reference to Registrant's Post-Effective
                                    Amendment No. 31 filed October 9, 1996).

                           (b)      Computation of Yields for the Small
                                    Capitalization Fund,
                                    the Mid Capitalization Fund, the Large
                                    Capitalization Fund, the International
                                    Discovery Fund, the Emerging Markets Fund, the Conservative Allocation Fund, the Balanced Allocation Fund, the Aggressive Allocation Fund, the Equity Income Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund, the Michigan Municipal Bond Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund and the Municipal Investor Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                           (c) Computation for Distribution Rates for the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Emerging Markets Fund, the Conservative Allocation Fund, the Balanced Allocation Fund, the Aggressive Allocation Fund, the Equity Income Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).


                  (17)     Financial Data Schedules

                  (18) Multiple Class Plan adopted by the Board of Trustees on November 8, 1995 (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                  (19)(a) Power of Attorney for George R. Landreth, Lawrence D. Bryan, Robert M. Beam, and Adrian Charles Edwards (incorporated by reference to Exhibit (17) of Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                      (b)  Power of Attorney for John B. Rapp

*        Exhibits marked with an asterisk will be filed by amendment.

OTHER INFORMATION

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Registrant is controlled by its Board of Trustees, the members of which also serve as members of the Board of Trustees of the Parkstone Advantage Fund. As of June 30, 1996, First of America Bank Corporation, a bank holding company ("FABC"), and the parent of First of America Bank - Michigan, N.A., may be deemed to control the Registrant because of its record ownership and beneficial ownership through its wholly-owned subsidiaries of more than 25% of the shares of each series of the Registrant outstanding on such date. In addition to controlling the Registrant, FABC controls, and therefore the Registrant is under common control with, First of America Investment Corporation, a Michigan corporation and a wholly-owned subsidiary of First of America Bank - Michigan, N.A.

         Financial statements for First of America Investment Corporation and First of America - Michigan, N.A. are included in FABC's consolidated financial statements.

ITEM 26.           NUMBER OF HOLDERS OF SECURITIES
         As of November 30, 1996, the number of record holders of each series of shares of the Registrant were as follows:

Title of Series                        Investor A    Investor B    Investor C    Institutional

----------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS
  FUND                                       55         ---            ---             3

PRIME OBLIGATIONS FUND                      538         ---            ---           102

TAX-FREE FUND                                34         ---            ---             2

TREASURY FUND                                35         ---            ---             1

MID CAPITALIZATION FUND                   7,233        2,859            71             4

SMALL CAPITALIZATION FUND                13,477        4,899           282            34

LARGE CAPITALIZATION FUND                   409          229             3             4

INTERNATIONAL DISCOVERY FUND              6,204        2,247            50             5

EQUITY INCOME FUND                        7,522        1,945            18             5

MODERATE FOUNDATION FUND                  1,805          554            35             2

BOND FUND                                 1,856          663            49             3

OTHER INFORMATION

LIMITED MATURITY BOND FUND                1,051          140             4             2

INTERMEDIATE GOVERNMENT
  OBLIGATIONS FUND                        1,402          226            12             2

GOVERNMENT INCOME FUND                    2,764        1,184            10             2

MUNICIPAL BOND FUND                         237           32           ---             2

MICHIGAN MUNICIPAL BOND FUND              1,070          134           ---             2

ITEM 27.          INDEMNIFICATION

         Article IX Section 9.2 of the Registrant's Declaration of Trust, as amended, provides for the indemnification of Registrant's Trustees and officers. Indemnification of the Group's principal underwriter, custodian, investment adviser, manager and administrator, transfer agent and fund accountant is provided for, respectively, in Section
         1.13 of the Distribution Agreement filed or incorporated by reference as Exhibit 6(a) hereto, Section 10.1 of the Custody Agreement filed or incorporated by reference as Exhibit 8(a) hereto and in Section 16 of the Custodian Agreement filed as Exhibit 8(b) hereto, Section 8 of the Investment Advisory and Sub-Investment dvisory Agreements filed or incorporated by reference as Exhibits 5(a), (b), (c) and (d) hereto,
         Section 6 of the Administration Agreement filed or incorporated by reference as Exhibit 9(a) hereto, Section 9 of the Transfer Agency Agreement, filed or incorporated by reference as Exhibit 9(b) hereto, and Section 6 of the Fund Accounting Agreement filed or incorporated by reference as Exhibit 9(c) hereto. As of the date of this Registration Statement, the Group has obtained from a major insurance carrier a Trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant Indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of

OTHER INFORMATION
         whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.           BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         First of America Investment Corporation, Kalamazoo, Michigan ("FIC"), is the Group's investment adviser. FIC is a Michigan-chartered, wholly-owned subsidiary of First of America Bank - Michigan, N.A., Kalamazoo, Michigan ("FOA-Michigan"). Although FIC has not, except for the Group, previously served as an investment adviser to a registered investment company, FIC currently manages over $12 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations, individual portfolios and the Group. fic acts as subadviser to the Trust Division of First of America Bank Corporation with respect to $3.6 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

         To the knowledge of Registrant, none of the directors or officers of FIC is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of FIC also hold positions with FIC's parent, FOA-Michigan, or First of America Bank Corporation (First of America's Parent) or other subsidiaries.

ITEM 29.          PRINCIPAL UNDERWRITER

         (a) BISYS Fund Services Limited Partnership, formerly known as The Winsbury Company Limited Partnership ("BISYS") acts as distributor and administrator for Registrant. BISYS also distributes the securities of The Victory Portfolios, The HighMark Group, The AmSouth Mutual Funds, The Sessions Group, The Coventry Group, The BB&T Mutual Funds Group, The American Performance Funds, The Arch Fund, Inc., The MMA Praxis Mutual Funds, The Marketwatch Funds, The Pacific Capital Funds, The Qualivest Funds, The Riverfront Funds, Inc., The Summit Investment Trust, The Pegasus Funds, The Fountain Square Funds, The Kent Group of Funds, The HSBC Funds, First Choice Funds Trust, The Parkstone Advantage Fund, SBSF Funds, Inc., Infinity Mutual Funds, Inc., The Republic Funds and The Time Horizon Funds, each of which is an investment management company.

         (b) Directors, officers and partners of BISYS, as of June 30, 1996, were as follows:


Name and Principal                 Positions and                 Positions and
Business Address                   Offices with BISYS            Offices with
                                   Fund Services, L.P.           Registrant
--------------------------------------------------------------------------------

The BISYS Group, Inc.              Sole Shareholder of
150 Clove Road                     BISYS Fund Services,
Little Falls, NJ  07424            Inc. and Sole Limited
                                   Partner                       None


OTHER INFORMATION

BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio  43219              Sole General Partner          None

J. DAvid Huber                     Senior Vice President,
3435 Stelzer Road                  Business Development
Columbus, Ohio  43219              Fund Services Division        Vice President

Stephen G. Mintos                  Executive Vice President
3435 Stelzer Road                  General Manager
Columbus, Ohio  43219              Fund Services Division        None


         (c) Compensation to BISYS during the fiscal year ended June 30, 1996 was as follows:



Net Underwriting    Compensation on
 Discounts and      Redemption and       Brokerage       Other
  Commissions         Repurchase        Commissions   Compensation
----------------    ---------------     -----------   ------------
   $280,986             $3,615             $ -0-          $ -0-



ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS

         (a) First of America Investment Corporation, 303 North Rose Street, Kalamazoo, Michigan 49007 (records relating to its functions as investment adviser); Gulfstream Global Investors, Ltd., 100 Crescent Court, Suite 550, Dallas, Texas 75201 (records relating to certain functions of the subadviser for the International Discovery Fund and Balanced Fund).

         (b) BISYS Fund Services, L.P., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as general manager, administrator and distributor).

         (c) Howard & Howard, 1400 North Woodward Avenue, Suite 101, Bloomfield Hills, Michigan 48304-2856 (declaration of trust, code of regulations, and minute books).

         (d) Union Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111 (records relating to its functions as custodian).

         (e) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent and fund accountant).

ITEM 31.           MANAGEMENT SERVICES

Not applicable.

ITEM 32.           UNDERTAKINGS

OTHER INFORMATION

         (a) Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

OTHER INFORMATION

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Columbus and the State of Ohio on the 26th day of June, 1997.

                                         THE PARKSTONE GROUP OF FUNDS


                                         By:       /s/ George R. Landreth
                                                   -----------------------------
                                                   George R. Landreth, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


      Signature                         Title                  Date
      ---------                         -----                  ----

/s/ George R. Landreth
---------------------------
George R. Landreth               Chairman and Trustee*      June 26, 1997


---------------------------
Robert M. Beam*                  Trustee


---------------------------
Lawrence D. Bryan*               Trustee


---------------------------
Adrian Charles Edwards*          Trustee


*By: /s/ George R. Landreth
    -----------------------
George R. Landreth
Attorney-in-Fact                                            June 26, 1997


OTHER INFORMATION

                                  EXHIBIT INDEX


Exhibit No.
-----------

         (11)     (a)      Consent of Coopers & Lybrand L.L.P.

                  (b)      Consent of Howard & Howard Attorneys, P.C.

         (17)     Financial Data Schedule

         (19)     (b)      Power of Attorney of John B. Rapp

OTHER INFORMATION